   As filed with the Securities and Exchange Commission on April 30, 1999.
                                                     Registration No. 33-91938
                                                       File No. 811-9044

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            -----------------------
                       POST-EFFECTIVE AMENDMENT NO. 5 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            -----------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                        NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)
                            One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                            -----------------------

                               D. Russell Morgan
                                    Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont  05604
                (Name and complete address of agent for service)

                            -----------------------


                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404



                            -----------------------


          It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b) of Rule 485
-----------
    X        on May 1, 1999 pursuant to paragraph (b) of Rule 485
-----------
             60 days after filing pursuant to paragraph (a) of Rule 485
-----------
             on May 1, 1999 pursuant to paragraph (a) of Rule 485
-----------


                            -----------------------


================================================================================

                                                          VARITRAK
                                              VARIABLE UNIVERSAL LIFE INSURANCE
                                                     P R O S P E C T U S
                                                      DATED MAY 1, 1999

 NATIONAL LIFE INSURANCE COMPANY              Home Office: National Life Drive,
                                                     Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT             Telephone: (800) 537-7003

         This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

         We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account has twenty-six subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:


                                          VARIABLE INSURANCE PRODUCTS      AMERICAN CENTURY VARIABLE      GOLDMAN SACHS VARIABLE
    MARKET STREET FUND, INC.              FUND AND                         PORTFOLIOS, INC.               INSURANCE TRUST
                                          VARIABLE INSURANCE PRODUCTS
                                          FUND II
----------------------------------------------------------------------------------------------------------------------------------
    AGGRESSIVE GROWTH PORTFOLIO*          GROWTH PORTFOLIO                 VP INCOME & GROWTH             CORE SMALL CAP EQUITY
    BOND PORTFOLIO*                       HIGH INCOME PORTFOLIO            VP VALUE                       GLOBAL INCOME
    GROWTH PORTFOLIO*                     EQUITY INCOME PORTFOLIO                                         INTERNATIONAL EQUITY
    INTERNATIONAL PORTFOLIO+              OVERSEAS PORTFOLIO                                              MID VALUE
    MANAGED PORTFOLIO*                    INDEX 500 PORTFOLIO
    MONEY MARKET PORTFOLIO*               CONTRAFUND PORTFOLIO
    SENTINEL GROWTH PORTFOLIO*

    *Managed by Sentinel Advisors         Managed by Fidelity Investments  Managed by American Century    Managed by Goldman Sachs
    Company                                                                Investment Management, Inc.    Asset Management & Goldman
    +Managed by Provident Mutual                                                                          Sachs Asset Management
    Investment Management Company                                                                         International

                                          NEUBERGER BERMAN ADVISERS        STRONG VARIABLE INSURANCE    ALGER AMERICAN FUND
    J.P. MORGAN SERIES TRUST II           MANAGEMENT TRUST                 FUNDS, INC. AND STRONG
                                                                           OPPORTUNITY FUND II
----------------------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL OPPORTUNITIES           PARTNERS PORTFOLIO               MID CAP GROWTH                 SMALL CAPITALIZATION
    SMALL COMPANY                                                          OPPORTUNITY FUND II            GROWTH

    Managed by J. P. Morgan Investment    Managed by Neuberger Berman      Managed by Strong Capital      Managed by Fred Alger
    Management, Inc.                      Management, Inc.                 Management, Inc.               Management, Inc.


The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid.

You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due.

We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

    It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                            PAGE
Summary Description of the Policy.........................................................
         The Policy ......................................................................
         The Separate Account.............................................................
         Availability of Policy...........................................................
         The Death Benefit................................................................
         Flexibility to Adjust Amount of Death Benefit....................................
         Accumulated Value................................................................
         Allocation of Net Premiums.......................................................
         Transfers........................................................................
         Free-Look Privilege..............................................................
         Charges Assessed in Connection with the Policy...................................
         Loan Privilege...................................................................
         Withdrawal of Cash Surrender Value...............................................
         Surrender of the Policy..........................................................
         Available Automated Fund Management Features.....................................
         Tax Treatment....................................................................
         Other Policies...................................................................
         Illustrations....................................................................
         Questions........................................................................
National Life Insurance Company, The Separate Account, and The Funds......................
         National Life Insurance Company..................................................
         The Separate Account.............................................................
         The Market Street Fund...........................................................
         Variable Insurance Products Fund and Variable Insurance Products Fund II.........
         Alger American Fund..............................................................
         American Century Variable Portfolios, Inc........................................
         Goldman Sachs Variable Insurance Trust...........................................
         J.P. Morgan Series Trust II......................................................
         Neuberger Berman Advisers Management Trust.......................................
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund, Inc...........
         Other Information................................................................
         The General Account..............................................................

Detailed Description of Policy Provisions.................................................
         Death Benefit....................................................................
         Ability to Adjust Face Amount....................................................
         How the Duration of the Policy May Vary..........................................
         Accumulated Value................................................................
         Payment and Allocation of Premiums...............................................
Charges and Deductions....................................................................
         Premium Tax Charge...............................................................
         Surrender Charge.................................................................
         Monthly Deductions...............................................................
         Mortality and Expense Risk Charge................................................
         Withdrawal Charge................................................................
         Transfer Charge..................................................................
         Projection Report Charge.........................................................
         Other Charges....................................................................

Policy Rights and Privileges..............................................................
         Loan Privileges..................................................................
         Surrender Privilege..............................................................
         Withdrawal of Cash Surrender Value...............................................
         Free-Look Privilege..............................................................
         Telephone Transaction Privilege..................................................
         Other Transfer Rights............................................................
         Available Automated Fund Management Features.....................................
         Policy Rights Under Certain Plans................................................
The General Account.......................................................................
         Minimum Guaranteed and Current Interest Rates....................................
         Transfers from General Account...................................................
Other Policy Provisions...................................................................
Optional Benefits
Federal Income Tax Considerations.........................................................
         Introduction.....................................................................
         Tax Status of the Policy.........................................................
         Tax Treatment of Policy Benefits.................................................
         Special Rules for Employee Benefit Plans.........................................
         Possible Tax Law Changes.........................................................
         Possible Charges for National Life's Taxes.......................................
Policies Issued in Conjunction with Employee Benefit Plans................................
Legal Developments Regarding Unisex Actuarial Tables......................................
Voting Rights.............................................................................
Changes in Applicable Law, Funding and Otherwise..........................................
Officers and Directors of National Life...................................................
Distribution of Policies..................................................................
Policy Reports    ........................................................................
State Regulation
Insurance Marketplace Standards Association...............................................
Preparing for Year 2000...................................................................
Experts...................................................................................
Legal Matters.............................................................................
Financial Statements......................................................................
Glossary

Appendix A-Illustration of Death Benefits, Accumulated Values and
         Cash Surrender Values............................................................  A-1

Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales Charges............  B-1

Financial Statements......................................................................  F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

      You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on pages to .

THE POLICY

      National Life Insurance Company issues the VariTrak variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

         (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

         (2) A cash surrender value;

         (3) Surrender and withdrawal rights and policy loan privileges; and


         (4) A variety of additional insurance benefits (where provided by optional riders, so long as those riders remain in force).


         This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis.


         There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.


         Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the Duration of the Policy May Vary," page .


        Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if you have paid at least the Minimum Guarantee Premium, until the later of 20 years from the date the policy is issued or the insured person attains age 70. See "Optional Benefits - Guaranteed Death Benefit Rider," page .

         If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

         The separate account is divided into subaccounts, 26 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "National Life Insurance Company, the Separate Account, and the Funds," page .

         We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

         We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:


     -   Preferred Nonsmoker
     -   Standard Nonsmoker
     -   Smoker
     -   Juvenile, or
     -   Substandard.


See "Issuance of a Policy," Page .

THE DEATH BENEFIT


         As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be increased by any additional benefits provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.


         There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

      If you choose death benefit Option A, the death benefit will be based on the greater of :

         (a) the face amount, or

         (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose death benefit Option B, the death benefit will be based on the greater of:

         (a) the face amount plus the Accumulated Value, or

         (b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page ___.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

         After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page ___, and "Ability to Adjust Face Amount," Page ___.)

         Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page ___.)

         If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page .)

         The Accumulated Value in the separate account will reflect:


     -   the investment performance of your chosen funds
     -   premiums paid
     -   transfers
     -   withdrawals
     -   policy loans
     -   loan repayments
     -   loan interest charged, and
     -   the charges assessed in connection with the policy.


         We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page ___.)


         The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.


ALLOCATION OF PREMIUMS

         You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 26 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.


         We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page ___.)


TRANSFERS

         You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 and 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," page .

FREE-LOOK PRIVILEGE


         The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:


(a) 45 days after you sign Part A of your application for the Policy
(b) 10 days after you receive the Policy, and
(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right,

or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page .)


CHARGES ASSESSED IN CONNECTION WITH THE POLICY

         Summary of Policy Expenses.


           TRANSACTION EXPENSES
                Premium Tax (as a percentage of premiums paid) ...............  3.25%
                Sales Load Imposed on Purchases  .............................  NONE
                Surrender Charge..............................................  See page -
                Withdrawal Charge.............................................  Lesser of 2% of amounts withdrawn or $25
                Transfer Charge...............................................  NONE*



- * We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of five transfers in any one year.


           SEPARATE ACCOUNT AND POLICY CHARGES
                Mortality and Expense Risk Charge (deducted daily)............  0.90% (as a percentage of separate account Accumulated Value)
                Cost of Insurance Charge (deducted monthly)...................  Varies by age, sex, Rate Class, policy size and duration of the policy-See page
                Administrative Charge (deducted monthly)......................  $90 per year
                Rider Charges (deducted monthly)..............................  See "Optional Benefits" on page  for charges for optional riders you may choose
                                                                                to include in your policy


ANNUAL EXPENSES OF UNDERLYING FUNDS(1) (for the year ended December 31, 1998):


                                             Management         Other            Total
                                         Fee, after expense    Expenses,        Expenses,
                                           reimbursement    after expense    after expense
                                                            reimbursement    reimbursement
     Market Street Fund, Inc.:

         Money Market Portfolio                0.25%            0.15%            0.40%
         Bond Portfolio                        0.35%            0.18%            0.53%
         Managed Portfolio                     0.40%            0.17%            0.57%
         Aggressive Growth Portfolio           0.41%            0.20%            0.61%
         International Portfolio               0.75%            0.25%            1.00%
         Growth Portfolio                      0.32%            0.14%            0.46%
         Sentinel Growth Portfolio             0.50%            0.32%            0.82%

     Alger:

         Alger American Growth Portfolio       0.75%            0.04%            0.79%
         Alger American Small
           Capitalization                      0.85%            0.04%            0.89%

     American Century Variable
        Portfolios, Inc.

         VP Value Portfolio                    1.00%            0.00%            1.00%
         VP Income & Growth Portfolio          0.70%            0.00%            0.70%

     Fidelity: Variable Insurance
        Products Fund I

         Equity Income Portfolio               0.49%            0.08%            0.57%
         Growth Portfolio                      0.59%            0.07%            0.66%
         High Income Portfolio                 0.58%            0.12%            0.70%
         Overseas Portfolio                    0.74%            0.15%            0.89%

     Fidelity: Variable Insurance
        Products Fund II

         Index 500 Portfolio                   0.24%            0.04%            0.28%
         Contrafund Portfolio                  0.59%            0.07%            0.66%

     Goldman Sachs Variable Insurance
        Trust

         International Equity Fund             1.00%            0.25%            1.25%
         Global Income Fund                    0.90%            0.15%            1.05%
         CORE Small Cap Equity Fund            0.75%            0.15%            0.90%
         Mid Cap Value Fund                    0.80%            0.15%            0.95%

     J.P. Morgan Series Trust II
      International Opportunities Portfolio    0.60%            0.60%            1.20%
         Small Company Portfolio               0.60%            0.55%            1.15%

     Neuberger Berman Advisers
        Management Trust

         Partners Portfolio                    0.78%            0.06%            0.84%

     Strong Variable Insurance Funds,
        Inc.

         Mid Cap Growth                        1.00%            0.20%            1.20%

     Strong Opportunity Fund II                1.00%            0.20%            1.20%



(1) The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it. In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:


                                            MANAGEMENT      OTHER         TOTAL MUTUAL
                                            FEES            EXPENSES      FUND EXPENSES
Fidelity VIP Fund-Equity Income
Portfolio                                  0.49%            0.09%            0.58%
Fidelity VIP Fund-Growth Portfolio         0.59%            0.09%            0.68%
Fidelity VIP Fund-Overseas Portfolio       0.74%            0.17%            0.91%
Fidelity VIP Fund II-Index 500
Portfolio                                  0.24%            0.11%            0.35%
Fidelity VIP Fund II-Contrafund
Portfolio                                  0.59%            0.11%            0.70%
Market Street Growth Portfolio             0.32%            0.15%            0.47%
Market Street Sentinel Growth
Portfolio                                  0.50%            0.33%            0.83%
Market Street Aggressive Growth
Portfolio                                  0.41%            0.21%            0.62%
Market Street Managed Portfolio            0.40%            0.18%            0.58%
Market Street Bond Portfolio               0.35%            0.20%            0.55%
Market Street Money Market Portfolio       0.25%            0.17%            0.42%
Strong Mid Cap Growth Fund                 1.00%            0.60%            1.60%
Goldman Sachs International Equity         1.00%            1.97%            2.97%
Goldman Sachs Global Income                0.90%            2.40%            3.30%
Goldman Sachs CORE Small Cap Equity        0.75%            3.17%            3.92%
Goldman Sachs Mid Cap Value                0.80%            0.57%            1.37%
J.P. Morgan International
Opportunities                              0.60%            2.66%            3.26%
J.P. Morgan Small Company                  0.60%            2.83%            3.43%

         We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

         Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page .)

         Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

         (a) the monthly cost of insurance charge

         (b) the monthly administrative charge, and

         (c) if applicable, a charge for any additional benefits added by rider.

         We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page .)


         The monthly administrative charge is $7.50. (See "Monthly Administrative Charge," Page .)


         After 10 years, we currently intend to apply a bonus under which the Monthly Deductions will be reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Bonus," Page .) However, we do not guarantee such a bonus, except as required by the state of issue.

         Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page .)

         The deferred administrative charge is generally initially $2 per $1,000 of initial face amount (lower for insured people under 25 years old at issue). After the first five years, the deferred administrative charge declines linearly by month until the end of the fifteenth year, when it becomes zero.

         We calculate the deferred sales charge individually for each policy, based on its surrender charge target premium. The surrender charge target premium is based on the initial face amount, and the age, sex and rate class of the insured person. It is used solely for the purpose of calculating the deferred sales charge. Your surrender charge target premium will be shown in your Policy.

         The deferred sales charge is equal to the lesser of:

         (a) 30% of the premiums received up to one surrender charge target premium, plus 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus 9% of all premiums paid in excess of twice this amount,

                   or


          (b) the maximum deferred sales charge, which is based on the initial face amount, and the age, sex and rate class of the insured person. The maximum deferred sales charge, which will be shown in your policy, is level for the first five years, and then declines linearly by month through the end of the fifteenth year, when it becomes zero.

     Appendix B to this Prospectus contains a table showing the surrender charge target premium and the maximum deferred sales charge for male and female nonsmokers and smokers of each age at the time a policy is issued, expressed as a dollar amount per $1000 of initial face amount.


      Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page .)

         Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page .)

      Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of five transfers in any one year. (See "Transfer Charge," Page ___.)

         Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page __.)

      Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE


         After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent next monthly deduction. Policy loans may be taken, or repayments made, on any business day.


         We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.


         We currently plan to credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. This bonus is not guaranteed, however, except as required by the state of issue. We may decide, in our sole discretion, upon prior notice to policy owners, not to credit the bonus. We also currently plan to make preferred loans available when the insured person is 65 years old or a policy is 20 years old, whichever is later. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page ___.)


         Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

WITHDRAWAL OF CASH SURRENDER VALUE


         After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page ___.)


SURRENDER OF THE POLICY

         You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page ___.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page ___.

TAX TREATMENT

         Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the
Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page ___.)

         A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page ___.)

         If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment

Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page ___.)

OTHER POLICIES

      We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

         Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

         These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

      If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

      NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY


         National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1998, National Life's consolidated assets were over $9 billion. (See "Financial Statements," Page F-1.)


THE SEPARATE ACCOUNT

         We established the Separate Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.

         The Separate Account's assets are the property of National Life. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

         The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.

         You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16.

THE MARKET STREET FUND

         The Growth, Sentinel Growth, Aggressive Growth, Bond, Managed, International, and Money Market Subaccounts of the Separate Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Separate Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

         The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

         The Sentinel Growth Portfolio. The Sentinel Growth Portfolio seeks long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

         The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

         The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

         The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

         The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

        Sentinel Advisors Company ("SAC") manages the Growth, Sentinel Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios. SAC is registered as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. The International Portfolio is advised by Providentmutual Investment Management Company ("PIMC"), which is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. PIMC has employed The Boston Company Asset Management, Inc. to provide investment advisory services to the International Portfolio.

      A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.

    VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

         The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund or VIP Fund II. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.


         The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Index 500 and Contrafund Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.


         The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.


     Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.



     Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.



     High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.



     Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.



     Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.



     Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.


         A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.

ALGER AMERICAN FUND

         The Separate Account has two Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. Like the Market Street Fund and the VIP Fund, the Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge

         The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that either Portfolio will achieve its stated objective.


     Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.



     Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


         The Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio are managed by Fred Alger Management, Inc.

         A full description of the Alger American Fund, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectus for the Alger American Fund.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

         The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

         The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

         VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

         VP Income & Growth. To seek dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

         The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

         The Separate Account has four Subaccounts which invest exclusively in shares of the following four Funds of Goldman Sachs Variable Insurance Trust:

-the International Equity Fund
-the Global Income Fund
-the CORE Small Cap Equity Fund, and

-the Mid Cap Value Fund.



Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") is registered with the SEC as an open-end management investment company that offers shares in several investment mutual funds ("Funds"). Each Fund, except the Global Income Fund, is a diversified investment company. Goldman Sachs Asset Management acts as investment adviser for the Goldman Sachs VIT CORE Small Cap Equity and Mid Cap Value Funds. Goldman Sachs Asset Management International acts as investment adviser for the Goldman Sachs VIT International Equity and Global Income Funds.



     Goldman Sachs VIT International Equity Fund. Seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.



        Goldman Sachs VIT Global Income Fund. Seeks a high-total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.



        Goldman Sachs VIT CORE Small Cap Equity Fund. Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



        Goldman Sachs VIT Mid Cap Value Fund*. Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).



*Effective May 1, 1999 the Goldman Sachs VIT Mid Cap Equity Fund will be renamed the Goldman Sachs VIT Mid Cap Value Fund


J.P. MORGAN SERIES TRUST II

         The Separate Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

         The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

         J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

         J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

         The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

     The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.


         The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that the Portfolio will achieve its stated objective.


     Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.




        The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser. A full description of this Portfolio, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger Berman Advisers Management Trust.



STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.


         The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund, a series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

         The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.


         Mid Cap Growth Fund. This Portfolio seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.


         Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.


         The Mid Cap Growth Fund series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.



         A full description of the Mid Cap Growth Fund series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Growth Fund II and Strong Opportunity Fund II, Inc.


OTHER INFORMATION

         Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us.

         Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

         Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

         Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

         Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

         The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

         In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

THE GENERAL ACCOUNT

         For information on the General Account, see page .


                    DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT


         General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page .) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.


         Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page .

         Option A. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy, and


(b) the Accumulated Value multiplied by the specified percentage shown in the table below:


         Attained Age         Percentage                      Attained Age      Percentage
         ------------         ----------                      ------------      ----------
         40 and under         250%                            60                130%
            45                215%                            65                120%
            50                185%                            70                115%
            55                150%                            75  and over      105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

         Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.


         Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an

Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).


         Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

         Option B. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy plus the Accumulated Value, and


(b) the Accumulated Value multiplied by the specified percentage shown in the table above.


         Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.


         Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.


         At Attained Age 99, Option B automatically becomes Option A.

         Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

         Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.


     On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.



     On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

         If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

         A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page .)

         How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.


ABILITY TO ADJUST FACE AMOUNT


         You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page .) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.


         Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

         On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

         An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page .)


         Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.


         A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

         For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a) first, the increase in Face Amount provided by the most recent increase;

(b) then the next most recent increases, in inverse chronological order; and finally

(c) the Initial Face Amount.


HOW THE DURATION OF THE POLICY MAY VARY

         Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page .)

         In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Accumulated Value and Cash Surrender Value will reflect:

          -    the Net Premiums paid

          -    the investment performance of the Portfolios you have chosen

          - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account

          -    any transfers

          -    any Withdrawals

          -    any loans

          -    any loan repayments


          -    any loan interest charged, and


          -    charges assessed on the Policy.

         Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

         Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page .)

         Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2) The value attributable to the Policy in the General Account (See "The General Account," Page .)


PAYMENT AND ALLOCATION OF PREMIUMS


         Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.


         The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on

Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page .)


         From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.


         The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a) the 90th day from the date of the agreement;

(b) the date that insurance takes effect under the Policy;

(c) the date a policy, other than as applied for, is offered to you;

(d) three days from the date we mail a notice of termination of coverage;

(e) the time you first learn that we have terminated the temporary life insurance; or

(f) the time you withdraw the application for life insurance.

         We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

         The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

         We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

         Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.


         You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

         You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium).

         Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

         Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.


         Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.


         The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page .)

         Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

         Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page .) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

         We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.

         For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page .) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page .

         Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five free transfers in any Policy Year:

          -    transfers resulting from Policy loans

          - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

          - transfers resulting from the exercise of the transfer rights described on page____ (see "Policy Rights - Other Transfer Rights," Page ), and

          - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

         Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.

         In addition, if you purchase the Guaranteed Death Benefit Rider, and pay the Minimum Guarantee Premium as of each Monthly Policy Date, your Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits - Guaranteed Death Benefit," Page .)


         The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

         Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page .)

         For Policies that are intended to be used in STEP plans, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. In two audits, the Internal Revenue Service has proposed tax treatment less advantageous than intended, and those matters are currently in litigation. The plans under audit may have considerable differences from those you may be considering, and the litigation regarding such plans may or may not be controlling with respect to STEP plans you may implement. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in STEP plans. We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.

                             CHARGES AND DEDUCTIONS


      Charges will be deducted in connection with the Policy to compensate us for:

         (a) providing the insurance and other benefits set forth in the Policy;

         (b) administering the Policy;

         (c) assuming certain mortality and other risks in connection with the Policy; and

         (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

         We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses.

PREMIUM TAX CHARGE

         We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

         The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

         We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year.


         Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount. After the first five Policy Years, it declines linearly by Policy Month through the end of Policy Year 15, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:


                           Sample                Charge per $1000
                           Issue Age             of Initial Face Amount
                           ---------             ----------------------
                           0-5                            None
                           10                             $0.50
                           15                             $1.00
                           20                             $1.50
                           25-85                          $2.00


         For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.


         Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy.

         The actual Deferred Sales Charge will equal the lesser of:


         (a) the maximum discussed in the previous sentence, and


         (b) an amount equal to the sum of:

                  (i) 30% of the premiums actually received up to one Surrender
                      Charge target premium, plus

                  (ii) 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus

                  (iii) 9% of all premiums paid in excess of twice this amount.


      Appendix B to this Prospectus contains a table showing the Surrender Charge target premium and the Maximum Deferred Sales Charge for male and female nonsmokers and smokers of each age at the time a policy is issued, expressed as a dollar amount per $1000 of initial face amount.


         To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. Assume that the Surrender Charge target premium ("SCTP") is $1,652, the initial Maximum Deferred Sales Charge is $826 (50% of $1,652) and the Insured pays annual premiums of $1,500 at the beginning of each Policy Year. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

         Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy
         Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

         Deferred Sales Charge. The Deferred Sales Charge is the lesser of the Maximum Deferred Sales Charge and an amount calculated based on the Insured's actual premium payments. The Maximum Deferred Sales Charge in effect for the first five Policy Years is $826. The Maximum Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Maximum Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))). After the completion of the 15th Policy Year, the Maximum Deferred Sales Charge is $0. The schedule of Maximum Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.

         The Maximum Deferred Sales Charge is compared to an amount calculated as a function of premiums actually paid and the SCTP. The amount is calculated as the sum of 30% of premiums paid up to the first SCTP ($1,652), 10% of premiums paid in excess of the first SCTP but not more than two SCTP's (from $1,653 to $3,304), and 9% of premiums paid in excess of two SCTP's (above $3,304). As an example, the calculated amounts in Policy Years 1 through 5 and Policy Year 8 would be as follows:

                                                   Amount at 10%
Policy     Cumulative    Amount at 30%             (From $1,653               Amount at 9%
Year       Premiums      (Below $1,652)            to $3,304)                 (Above $3,304)            Total
----       --------      --------------            ----------                 --------------            -----
1          $ 1,500       $1,500x.30=$450.00                      -                           -          $  450.00
2          $ 3,000       $1,652x.30=$495.60        $1,348x.10=$134.80                        -          $  630.40
3          $ 4,500       $1,652x.30=$495.60        $1,652x.10=$165.20         $1,196x.09=$107.64        $  768.44
4          $ 6,000       $1,652x.30=$495.60        $1,652x.10=$165.20         $2,696x.09=$242.64        $  903.44
5          $ 7,500       $1,652x.30=$495.60        $1,652x.10=$165.20         $4,196x.09=$377.64        $1,038.44
8          $12,000       $1,652x.30=$495.60        $1,652x.10=$165.20         $8,696x.09=$782.64        $1,443.44

         The total calculated amount would then be compared to the Maximum Deferred Sales Charge to determine the Deferred Sales Charge actually imposed. For example, the Deferred Sales Charge in the first five years would be the following:

                                  (A)                            (B)
                                                            Maximum Deferred                Deferred Sales Charge
    Policy Year            Calculated Amount                Sales Charge                    (Lesser of (A) and (B)
    -----------            -----------------                ------------                    ----------------------
         1                      $  450.00                        $826.00                         $450.00
         2                      $  630.40                        $826.00                         $630.40
         3                      $  768.44                        $826.00                         $768.44
         4                      $  903.44                        $826.00                         $826.00
         5                      $1,038.44                        $826.00                         $826.00

         In this example, the charge based on SCTP is less than the Maximum Deferred Sales Charge until the fourth Policy Year. Thereafter, the Maximum Deferred Sales Charge is less than the charge based on SCTP. For example, the Deferred Sales Charge in the first month of the eighth Policy Year will be the Maximum Deferred Sales Charge of $655.34 (calculated above) since this is less than $1,443.44 (the calculated amount based on premiums paid).

MONTHLY DEDUCTIONS

         We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

         (a) the Cost of Insurance Charge

         (b) the Monthly Administrative Charge, and

         (c) the cost of any additional benefits provided by Rider.

         The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account.

         Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

         Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

         Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

          -    the Insured's Attained Age

          -    the Insured's sex

          -    the Insured's Rate Class, and

          - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

         For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

         Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

          -    the Insured's Issue Age

          -    the Insured's sex

          -    the Insured's Rate Class

          -    the Policy's Duration, and

          -    the Policy's size.

         Generally, the current cost of insurance rate for a given Attained Age will be less than for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.


         We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.


         We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

         Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes:

          -    preferred nonsmoker

          -    standard nonsmoker

          -    smoker

          -    juvenile, and

          -    substandard.


         Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

         The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the guaranteed and current cost of insurance rates to reflect the nonsmoker classification.


         Current cost of insurance rates will also vary by Policy size, in the following bands:


          -    those with Face Amounts less than $250,000



          - those with Face Amounts between $250,000 and $999,999, inclusive; and



          -    those with Face Amounts of $1,000,000 and over.


         Cost of insurance rates will be lower as the Policy size band is larger.

         Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. In Texas, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

         Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under
"Optional Benefits", on Page   below.

         Bonus. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This bonus is not guaranteed (except as required by the state of issue), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the bonus.

         The bonus is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the bonus calculated for the current Monthly Policy Date will be $4.16 ($10,000 X .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 bonus against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy. We may make a profit from deducting this charge. Any profit may be used to finance distribution expenses.

WITHDRAWAL CHARGE

         We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

         Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page . Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

         If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

          -    Policy loans

          -    the exercise of the transfer rights described on page ____

          - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and

          - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free transfers in any Policy Year.

PROJECTION REPORT CHARGE

         We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.


OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on page above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES


         General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone

Transaction Privilege," Page .) We will normally pay loan proceeds within seven days of a valid loan request.

         Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate..


         Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.


         The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

         Bonus. In Policy Years 11 and thereafter, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This bonus is not guaranteed, however. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the bonus.

         Preferred Policy Loans. We also currently intend to make preferred Policy loans available on the later of the Insured's Attained Age 65 and the beginning of Policy Year 21. The maximum amounts of these preferred loans will be 5% of Accumulated Value per year, with a cumulative maximum of 50% of Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.


         Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General
Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

         Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page and "Policy Lapse," Page .) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page .)

         Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page .)

SURRENDER PRIVILEGE

         You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions - Payment of Policy Benefits", Page .)

         A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ).

WITHDRAWAL OF CASH SURRENDER VALUE

         You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions Withdrawal Charge" on Page .

         You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page .)

         Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                  If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                  Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                  If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                  Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

         Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000.
         The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                  If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of
         (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

         Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

         Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page .) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page
 .) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

        You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

         A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page .)

FREE-LOOK PRIVILEGE


         The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:


         (a) 45 days after Part A of the application for the Policy is signed

         (b) 10 days after you receive the Policy

         (c) 10 days after we mail the Notice of Withdrawal Right to you, or

         (d) any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE


         If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000 by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.


         We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

          - requiring some form of personal identification prior to acting on instructions received by telephone

          -    providing written confirmation of the transaction, and

          -    making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

         Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

         Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

         Exchange Right for Connecticut Residents. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

         We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

         Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

         If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.


         Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

         Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

         In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

         If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

         Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums.


POLICY RIGHTS UNDER CERTAIN PLANS

         Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                               THE GENERAL ACCOUNT


         You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports National Life 's insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

         The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  MINIMUM GUARANTEED AND CURRENT INTEREST RATES

         The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.



         Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.


         We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.

         Bonus Interest. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This bonus is not guaranteed, however, except as required by the state of issue. We may in our sole discretion, upon prior notice to Owners, decide not to credit the bonus.

         Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

         We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS

         Indefinite Policy Duration. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

         Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a

Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

         We will pay interest on the Death Benefit from the date of death until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

         We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

         We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

         (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

         (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

         We also may defer the determination or payment of amounts from the General Account for up to six months.

         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

         We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

         The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

         Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

         Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.

         Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request.

         Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

         The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

         Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

         Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

         Suicide. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

         If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

         Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

         Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

         Arbitration. Except where otherwise required by state law, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

         The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.


         Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.


         Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

         Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.


         Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the Payee or his or her estate.


         Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

         Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

         Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

         Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

         Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

         50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.


         We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the Payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS


         You may include the following benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.

         Waiver of Monthly Deductions. If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

         Accidental Death Benefit. The Accidental Death Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

         Guaranteed Insurability Option. This Rider permits you to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.


         Guaranteed Death Benefit. If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated


         The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

         If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

         If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

         If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.


         If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

 THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.


      Rider for Disability Benefit - Payment of Mission Costs. If you are buying your policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.



      This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.



      Benefits will be paid when the insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.



      The monthly cost of this Rider is level, and varies by the age at issue and the sex of the insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost of this Rider will be added to the Monthly Deduction on the Policy.



      Accelerated Benefits Rider. This Rider pays a reduced benefit prior to the death of the Insured, in certain circumstances where a terminal or chronic illness creates a need for access to the death benefit. This Rider is not available in all states, and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or can be added after issue, for Insureds ages 0-85. The maximum amount payable under the Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, at the time the Rider is issued, may not receive benefits under the Rider for five years after its issue.




                        FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that such a Policy should be treated as a life insurance contract for Federal income tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

         Generally, a Policy Owner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

         Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

         Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

         Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

         Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

         Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

         If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

         The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

         The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

         If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES


         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.



           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS


         Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

         For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page .)

         Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

         There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page .) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page .)


              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES


         In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page ) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS


         We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

         We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

         If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

         If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

         Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

         The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

         We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

         (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                  (i) operating the Separate Account as a management company under the 1940 Act

                  (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required

                  (iii) combining or substituting separate accounts

                  (iv) transferring the assets of the Separate Account to
                       another separate account or to the General Account

                  (v) making changes necessary to comply with, obtain or
                      continue any exemptions from the 1940 Act; or


                  (vi) making other technical changes in the Policy to conform with any action described herein;

         (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;

         (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;

         (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

         (5) to modify the provisions of the Policies to comply with applicable laws.

         We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

         If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


         The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                     PRINCIPAL OCCUPATION
NAME AND POSITION                                    DURING THE PAST FIVE YEARS
-----------------                                    --------------------------
Patrick E. Welch                                     1997 to present - Chairman of the Board
      Chairman of the Board,                         and Chief Executive Officer; 1992 to 1997 -
      Chief Executive Officer                        Chairman of the Board, Chief Executive
                                                     Officer and President of GNA Corporation.

Thomas H. MacLeay                                    1996 to Present - President and Chief
      President, Chief                               Operating Officer; 1993 to 1996 -
      Operating Officer,                             Executive Vice President & Chief
      and Director                                   Financial Officer; 1991 to 1993 -
                                                     Senior Vice President & Chief Financial Officer.

Robert E. Boardman                                   1994 to present - Chairman of Hickok &
      Director                                       Boardman Financial Network
                                                     1967 to present - President
                                                     of Hickok & Boardman Realty, Inc.

Earle H. Harbison, Jr.                               1993 to present:  Chairman of
      Director                                       Harbison Walker, Inc.; 1986 to
                                                     1992 - President and Chief
                                                     Operating Officer of Monsanto Company.

A. Gary Shilling                                     1978 to present - President of A.
      Director                                       Gary Shilling & Company, Inc.


James A. Mallon                                      1998 to present:  Executive Vice President
      Executive Vice President                       & Chief Marketing Officer; 1996 to 1998:
      Chief Marketing Officer                        President & Chief Executive Officer - Integon
                                                     Life Insurance Corporation; 1993 to 1996:  Senior
                                                     Vice President & Chief Marketing Officer - Commercial
                                                     Union Life Insurance Company of America.

William A. Smith                                     1998 to present:  Executive Vice President & Chief
         Executive Vice President &                  Financial Officer; 1994 to 1998 - Vice President and
         Chief Financial Officer                     Controller, American Express Financial Advisors; 1991 to
                                                     1994 - Vice President and Chief Financial Officer of ACUMA, Ltd.

Rodney A. Buck                                       1996 to present - Senior Vice
      Senior Vice President &                        President and Chief Investment
      Chief Investment Officer                       Officer; 1993 to 1995 - Senior Vice President -
                                                     Investments; 1996 to present - Chairman
                                                     & Chief Executive Officer, National
                                                     Life Investment Management
                                                     Company, Inc. ("NLIMC"); 1991 to 1995 - President
                                                     and Chief Operating Officer, NLIMC; 1998 to
                                                     present - Chief Executive Officer; 1987 to 1997
                                                     Senior Vice President - Sentinel Advisors Company.

Gregory H. Doremus                                   1998 to present:  Senior Vice President -
      Senior Vice President - New                    New Business & Customer Services; 1994 to 1998 -
      Business & Customer Services                   Vice President - Customer Services; 1990 to 1994 - Second Vice President -
                                                     Client Services


Michele S. Gatto                                     1999 to present:  Senior Vice President & General
      Senior Vice President &                        Counsel; 1997 to 1999 -  Vice President, General Counsel
      General Counsel                                and Secretary, Massachusetts Casualty Insurance Company; 1986 to 1997 - Vice
                                                     President, Assistant General Counsel, Assistant Secretary/Treasurer, and other legal positions, The Paul Revere Corporation

Charles C. Kittredge                                 1997 to present:  Senior Vice President - Sales
      Senior Vice President - Sales                  and Distribution;  1993 to 1997: - Vice President -
      and Distribution                               Agency Financial Planning & Services

Michael A. Tahan                                     1998 to present:  Senior Vice President & Chief
      Senior Vice President &                        Information Officer; 1991 to 1998 - First Vice President
      Chief Information Officer                      & Chief Information Officer - Merrill Lynch Asset Management

                            DISTRIBUTION OF POLICIES

         We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.

         National Life has sought approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

         The directors of ESI are Patrick E. Welch, Thomas H. MacLeay, Rodney A. Buck, all of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman, Chief Executive Officer and President of ESI. ESI's other officers are:

         John M. Grab, Jr.        Senior Vice President & Chief Financial Officer
         Stephen A. Englese       Vice President - Financial Products
         Gregory D. Teese         Vice President - Compliance
         Budd A. Shedaker         Assistant Vice President - Communications
         D. Russell Morgan        Counsel
         Sharon E. Bernard        Treasurer & Controller
         Lisa A. Pettrey          Secretary
         JoAnn K. Morissette      Assistant Secretary

         The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.


         We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.



         Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above.



         Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase.

                                 POLICY REPORTS


       Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

         - the Face Amount


         - the current Death Benefit


         - any Policy loans and accrued interest

         - the current Accumulated Value

         - the non-loaned Accumulated Value in the General Account

         - the amount held as Collateral in the General Account

         - the value in each Subaccount of the Separate Account

         - premiums paid since the last report

         - charges deducted since the last report

         - any Withdrawals since the last report, and

         - the current Cash Surrender Value.

         In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

         We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION


         We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                  INSURANCE MARKETPLACE STANDARDS ASSOCIATION



         National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


                             PREPARING FOR YEAR 2000

         Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900. Like all financial services providers, we utilize computer systems that may be effected by Year 2000 transition issues. We also rely on service providers, including the Funds, that also may be affected. We have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that our service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, it is not anticipated that you will experience negative effects on your investment, or on the services provided in connection with your Policy, as a result of Year 2000 transition implementation. We currently anticipate that our computer systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair our services at that time.

                                     EXPERTS

         The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Associate Actuary Product Development of National Life.


                                  LEGAL MATTERS


         Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

         The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature.

         In recent years life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. During 1998, National Life settled a group of class action lawsuits of this nature. While the ultimate cost of the settlement is not yet known, National Life set aside a reserve during 1998 of approximately $40.6 million to account for the cost of the settlement of these cases.

         National Life is also party to ordinary routine litigation incidental to the business, none of which is expected to have a material adverse effect upon its ability to meet its obligations under the Policies.


                              FINANCIAL STATEMENTS


         The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                                GLOSSARY

ACCUMULATED VALUE                 The sum of the Policy's values in the Separate
                                  Account and the General Account.

ATTAINED AGE                      The Issue Age of the Insured plus the number
                                  of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                       The person(s) or entity(ies) designated to
                                  receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE              The Accumulated Value minus any applicable
                                  Surrender Charge, and minus any outstanding
                                  Policy loans and accrued interest on such loans.

COLLATERAL                        The portion of the Accumulated Value in the
                                  General Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                     The date on which the Policy is issued,
                                  which is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                  Monthly Policy Dates, as well as to measure suicide and contestable periods.


DEATH BENEFIT                     The Policy's Unadjusted Death Benefit, plus
                                  any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.


DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                       The Initial Face Amount plus any increases in
                                  Face Amount and minus any decreases in Face
                                  Amount.

GENERAL ACCOUNT                   The account which holds the assets of National
                                  Life which are available to support its
                                  insurance and annuity obligations.

GRACE PERIOD                      A 61-day period measured from the date on
                                  which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace
                                  Period make a premium payment equal to the sum of any amount by which the past Monthly
                                  Deductions have been in excess of Cash
                                  Surrender Value, plus three times the Monthly
                                  Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER    An optional Rider that will guarantee that the
                                  Policy will not lapse prior to Attained Age
                                  70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                       National Life's Home Office at National Life
                                  Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT               The Face Amount of the Policy on the Date of
                                  Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE                         The age of the Insured at his or her birthday
                                  nearest the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT               The Minimum Face Amount is generally $50,000.
                                  However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM         The sum of the Minimum Monthly Premiums in
                                  effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


MINIMUM INITIAL PREMIUM           The minimum premium required to issue a
                                  Policy. It is equal to the Minimum Monthly
                                  Premium.


MINIMUM MONTHLY PREMIUM           The monthly amount used to determine the
                                  Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                  Age, sex and Rate Class of the Insured, and the Death Benefit Option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE     A charge of $7.50 per month included in the
                                  Monthly Deduction, which is intended to
                                  reimburse National Life for ordinary
                                  administrative expenses.

MONTHLY DEDUCTION                 The amount deducted from the Accumulated Value
                                  on each Monthly Policy Date. It includes the Monthly Administrative Charge, the Cost of
                                  Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE               The day in each calendar month which is the
                                  same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK                The amount by which the Unadjusted Death
                                  Benefit exceeds the Accumulated Value.

NET PREMIUM                       The remainder of a premium after the deduction
                                  of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM          The premium amount which the Owner plans to
                                  pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The
                                  Owner is not required to pay the designated amount.

POLICY ANNIVERSARY                The same day and month as the Date of Issue in
                                  each later year.

POLICY YEAR                       A year that starts on the Date of Issue or on
                                  a Policy Anniversary.

PREMIUM TAX CHARGE                A charge deducted from each premium payment to
                                  cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                        The classification of the Insured for cost of
                                  insurance purposes. The Rate Classes are:
                                  preferred nonsmoker; standard nonsmoker;
                                  smoker; juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                  The amount deducted from the Accumulated Value
                                  of the Policy upon lapse or surrender during the first 15 Policy Years. The Maximum
                                  Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT          Under Option A, the greater of the Face Amount
                                  or the applicable percentage of the
                                  Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated
                                  Value on the date of death. The Death Benefit
                                  Option is selected at time of application but may be later changed.

VALUATION DAY                     Each day that the New York Stock Exchange is
                                  open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation
                                  Date.

VALUATION PERIOD                  The time between two successive Valuation
                                  Days. Each Valuation Period includes a
                                  Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                        A payment made at the request of the Owner
                                  pursuant to the right in the Policy to
                                  withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

         The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.


        The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.


         The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, a bonus under which the Monthly Deductions are reduced by 0.50% per annum.


     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.72%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.



        These asset charges reflect an investment advisory fee of 0.65%, which represents simple average of the fees incurred by the Portfolios during 1998 and expenses of 0.17% which is based on an average of the actual expenses incurred by the Portfolios during 1998, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 1999. In the absence of the reimbursement arrangements for some of the Portfolios, the other asset charges would have totalled an average of 0.64%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


         The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

         The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

         Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40           PREFERRED
DEATH BENEFIT OPTION A       ANNUAL PREMIUM $3000                NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                     (NET ANNUAL RATE OF RETURN OF -1.72%)

                                         Guaranteed                              Current
            Premiums      -----------------------------------      ------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           3,150         2,204          804           250,000     2,302         902             250,000
2           6,458         4,332          2,593         250,000     4,544         2,805           250,000
3           9,930         6,383          4,371         250,000     6,723         4,711           250,000
4           13,577        8,357          6,259         250,000     8,838         6,741           250,000
5           17,406        10,251         8,153         250,000     10,882        8,784           250,000

6           21,426        12,060         10,170        250,000     12,855        10,966          250,000
7           25,647        13,781         12,099        250,000     14,748        13,067          250,000
8           30,080        15,411         13,937        250,000     16,557        15,083          250,000
9           34,734        16,948         15,682        250,000     18,285        17,019          250,000
10          39,620        18,385         17,327        250,000     19,927        18,870          250,000

11          44,751        19,720         18,870        250,000     21,843        20,993          250,000
12          50,139        20,939         20,297        250,000     23,684        23,042          250,000
13          55,796        22,027         21,594        250,000     25,450        25,016          250,000
14          61,736        22,977         22,752        250,000     27,134        26,908          250,000
15          67,972        23,769         23,752        250,000     28,731        28,713          250,000

16          74,521        24,390         24,390        250,000     30,238        30,238          250,000
17          81,397        24,826         24,826        250,000     31,647        31,647          250,000
18          88,617        25,067         25,067        250,000     32,947        32,947          250,000
19          96,198        25,100         25,100        250,000     34,119        34,119          250,000
20          104,158       24,900         24,900        250,000     35,146        35,146          250,000
25          150,340       19,269         19,269        250,000     37,910        37,910          250,000
30          209,282       1,335          1,335         250,000     35,645        35,645          250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40           PREFERRED
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3000               NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.18%)


                                         Guaranteed                              Current
            Premiums      ------------------------------------     --------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           3,150         2,354          954           250,000     2,455         1,055           250,000
2           6,458         4,768          3,029         250,000     4,993         3,255           250,000
3           9,930         7,243          5,231         250,000     7,612         5,600           250,000
4           13,577        9,778          7,680         250,000     10,315        8,218           250,000
5           17,406        12,376         10,278        250,000     13,096        10,998          250,000

6           21,426        15,029         13,139        250,000     15,959        14,070          250,000
            25,647        17,739         16,057        250,000     18,898        17,216          250,000
8           30,080        20,505         19,031        250,000     21,910        20,436          250,000
9           34,734        23,325         22,059        250,000     25,002        23,737          250,000
10          39,620        26,196         25,138        250,000     28,173        27,115          250,000

11          44,751        29,116         28,266        250,000     31,830        30,981          250,000
12          50,139        32,076         31,434        250,000     35,615        34,974          250,000
13          55,796        35,062         34,629        250,000     39,533        39,100          250,000
14          61,736        38,069         37,844        250,000     43,586        43,360          250,000
15          67,972        41,081         41,064        250,000     47,774        47,757          250,000

16          74,521        44,087         44,087        250,000     52,106        52,106          250,000
17          81,397        47,075         47,075        250,000     56,581        56,581          250,000
18          88,617        50,039         50,039        250,000     61,198        61,198          250,000
19          96,198        52,968         52,968        250,000     65,952        65,952          250,000
20          104,158       55,843         55,843        250,000     70,838        70,838          250,000
25          150,340       68,508         68,508        250,000     97,540        97,540          250,000
30          209,282       74,787         74,787        250,000     128,932       128,932         250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40           PREFERRED
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3000               NONSMOKER


             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                     (NET ANNUAL RATE OF RETURN OF 10.07%)

            Premiums                     Guaranteed                              Current
                          -------------------------------------    --------------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           3,150         2,505          1,105         250,000     2,609         1,209           250,000
2           6,458         5,223          3,484         250,000     5,461         3,722           250,000
3           9,930         8,175          6,163         250,000     8,576         6,563           250,000
4           13,577        11,382         9,284         250,000     11,979        9,882           250,000
5           17,406        14,820         12,772        250,000     15,692        13,594          250,000

6           21,426        18,659         16,769        250,000     19,747        17,857          250,000
            25,647        22,779         21,097        250,000     24,169        22,488          250,000
8           30,080        27,263         25,789        250,000     28,993        27,519          250,000
9           34,734        32,146         30,880        250,000     34,263        32,998          250,000
10          39,620        37,464         36,406        250,000     40,024        38,967          250,000

11          44,751        43,264         42,414        250,000     46,798        45,948          250,000
12          50,139        49,586         48,944        250,000     54,259        53,618          250,000
13          55,796        56,475         56,042        250,000     62,485        62,052          250,000
14          61,736        63,991         63,766        250,000     71,557        71,332          250,000
15          67,972        72,193         72,176        250,000     81,568        81,551          250,000

16          74,521        81,152         81,152        250,000     92,626        92,626          250,000
17          81,397        90,952         90,952        250,000     104,846       104,846         250,000
18          88,617        101,694        101,694       250,000     118,360       118,360         250,000
19          96,198        113,492        113,492       250,000     133,314       133,314         250,000
20          104,158       126,472        126,472       250,000     149,875       149,875         250,000
25          150,340       215,240        215,240       262,593     264,014       264,014         322,097
30          209,282       358,658        358,658       416,044     451,398       451,398         523,622


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT              MALE INSURED ISSUE AGE 40         PREFERRED
DEATH BENEFIT OPTION B            ANNUAL PREMIUM $4000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                     (NET ANNUAL RATE OF RETURN OF -1.72%)

            Premiums                     Guaranteed                              Current
                          -------------------------------------    --------------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           4,200         3,149          1,610         253,149     3,248         1,709           253,248
2           8,610         6,200          4,277         256,199     6,413         4,492           256,415
3           13,241        9,153          7,055         259,153     9,498         7,400           259,498
4           18,103        12,004         9,906         262,003     12,496        10,398          262,496
5           23,208        14,754         12,656        264,753     15,400        13,303          265,400

6           28,568        17,395         15,505        267,394     18,213        16,323          268,213
7           34,196        19,924         18,242        269,923     20,923        19,241          270,923
8           40,106        22,337         20,863        272,337     23,524        22,051          273,524
9           46,312        24,633         23,367        274,633     26,022        24,756          276,022
10          52,827        26,803         25,745        276,802     28,410        27,352          278,410

11          59,669        28,844         27,994        278,844     31,116        30,266          281,116
12          66,852        30,742         30,100        280,741     33,727        33,086          283,727
13          74,395        32,480         32,047        282,480     36,242        35,808          286,242
14          82,314        34,048         33,823        284,048     38,651        38,426          288,651
15          90,630        35,426         35,409        285,426     40,949        40,932          290,949

16          99,361        36,601         36,601        286,601     43,133        43,133          293,133
17          108,530       37,555         37,555        287,555     45,191        45,191          295,191
18          118,156       38,280         38,280        288,280     47,109        47,109          297,109
19          128,264       38,762         38,762        288,762     48,868        48,868          298,868
20          138,877       38,977         38,977        288,977     50,444        50,444          300,444
25          200,454       34,966         34,966        284,966     55,375        55,375          305,375
30          279,043       18,770         18,770        268,770     54,241        54,241          304,241


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT              MALE INSURED ISSUE AGE 40         PREFERRED
DEATH BENEFIT OPTION B            ANNUAL PREMIUM $4000              NONSMOKER



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.18%)

            Premiums                     Guaranteed                              Current
                          ------------------------------------     --------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           4,200         3,357          1,818         253,356     3,458         1,920           253,458
2           8,610         6,807          4,884         256,806     7,035         5,113           257,035
3           13,241        10,356         8,258         260,355     10,731        8,633           260,731
4           18,103        13,999         11,901        263,999     14,548        12,450          264,548
5           23,208        17,741         15,643        267,741     18,481        16,384          268,481

6           28,568        21,576         19686         271,575     22535         20,646          272,535
7           34,196        25,502         23,820        275,501     26,703        25,022          276,703
8           40,106        29,518         28,044        279,518     30,981        29,508          280,981
9           46,312        33,623         32,357        283,623     35,377        34,111          285,377
10          52,827        37,811         36,753        287,810     39,887        38,830          289,887

11          59,669        42,079         41,229        292,078     45,020        44,170          295,020
12          66,852        46,413         45,771        296,412     50,330        49,688          300,330
13          74,395        50,797         50,364        300,798     55,823        55,389          305,823
14          82,314        55,221         54,996        305,221     61,497        61,272          311,497
15          90,630        59,661         59,644        309,661     67,354        67,336          317,354

16          99,361        64,101         64,101        314,101     73,396        73,396          323,396
17          108,530       68,519         68,519        318,519     79,620        79,620          329,620
18          118,156       72,903         72,903        322,903     86,019        86,019          336,019
19          128,264       77,233         77,233        327,233     92,578        92,578          342,578
20          138,877       81,477         81,477        331,477     99,279        99,279          349,279
25          200,454       99,926         99,926        349,926     134,840       134,840         384,840
30          279,043       108,205        108,205       358,205     172,966       172,966         422,966

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT              MALE INSURED ISSUE AGE 40         PREFERRED
DEATH BENEFIT OPTION B            ANNUAL PREMIUM $4000              NONSMOKER



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                     (NET ANNUAL RATE OF RETURN OF 10.07%)

            Premiums                     Guaranteed                              Current
                          ------------------------------------     --------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           4,200         3,564          2,025         253,564     3,669         2,130           253,669
2           8,610         7,440          5,517         257,439     7,681         5,758           257,681
3           13,241        11,658         9,560         261,657     12,065        9,968           262,065
4           18,103        16,246         14,148        266,246     16,858        14,760          266,858
5           23,208        21,242         19,144        271,241     22,088        19,991          272,088

6           28,568        26,675         24,785        276,674     27,801        25,911          277,801
7           34,196        32,584         30,902        282,584     34,031        32,350          284,031
8           40,106        39,013         37,539        289,012     40,824        39,350          290,824
9           46,312        46,008         44,742        296,007     48,238        46,972          298,238
10          52,827        53,616         52,558        303,615     56,327        55,270          306,327

11          59,669        61,893         61,043        311,893     65,774        64,925          315,774
12          66,852        70,889         70,247        320,888     76,158        75,517          326,158
13          74,395        80,656         80,223        330,656     87,577        87,143          337,577
14          82,314        91,259         91,034        341,259     100,129       99,904          350,129
15          90,630        102,756        102,739       352,757     113,928       113,910         363,928

16          99,361        115,221        115,221       365,221     129,100       129,100         379,100
17          108,530       128,729        128,729       378,729     145,778       145,778         395,778
18          118,156       143,372        143,372       393,372     164,107       164,107         414,107
19          128,264       159,247        159,247       409,247     184,238       184,238         434,238
20          138,877       176,446        176,446       426,446     206,337       206,337         456,337
25          200,454       286,027        286,027       536,027     354,131       354,131         604,131
30          279,043       446,719        446,719       696,719     591,418       591,418         841,418


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B


                 SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND


                    MAXIMUM DEFERRED SALES CHARGES ("MDSC")


                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)



                                MALE                           FEMALE
  ISSUE             NONSMOKER            SMOKER                    NONSMOKER       SMOKER
   AGE           SCTP      MDSC      SCTP      MDSC             SCTP      MDSC      SCTP      MDSC
    0            2.85      1.43      2.85      1.43             2.24      1.12      2.24      1.12
    1            2.78      1.39      2.78      1.39             2.20      1.10      2.20      1.10
    2            2.87      1.44      2.87      1.44             2.27      1.14      2.27      1.14
    3            2.97      1.49      2.97      1.49             2.35      1.18      2.35      1.18
    4            3.08      1.54      3.08      1.54             2.43      1.22      2.43      1.22
    5            3.19      1.60      3.19      1.60             2.52      1.26      2.52      1.26
    6            3.32      1.66      3.32      1.66             2.61      1.31      2.61      1.31
    7            3.45      1.73      3.45      1.73             2.71      1.36      2.71      1.36
    8            3.59      1.80      3.59      1.80             2.82      1.41      2.82      1.41
    9            3.74      1.87      3.74      1.87             2.93      1.47      2.93      1.47
    10           3.90      1.95      3.90      1.95             3.05      1.53      3.05      1.53
    11           4.08      2.04      4.08      2.04             3.17      1.59      3.17      1.59
    12           4.25      2.13      4.25      2.13             3.31      1.66      3.31      1.66
    13           4.44      2.22      4.44      2.22             3.45      1.73      3.45      1.73
    14           4.63      2.32      4.63      2.32             3.59      1.80      3.59      1.80
    15           4.82      2.41      4.82      2.41             3.74      1.87      3.74      1.87
    16           5.01      2.51      5.01      2.51             3.90      1.95      3.90      1.95
    17           5.21      2.61      5.21      2.61             4.06      2.03      4.06      2.03
    18           5.40      2.70      5.40      2.70             4.23      2.12      4.23      2.12
    19           5.61      2.81      5.61      2.81             4.41      2.21      4.41      2.21
    20           5.18      2.59      6.89      3.45             4.36      2.18      5.19      2.60
    21           5.37      2.69      7.15      3.58             4.54      2.27      5.41      2.71
    22           5.58      2.79      7.43      3.72             4.73      2.37      5.65      2.83
    23           5.80      2.90      7.73      3.87             4.94      2.47      5.90      2.95
    24           6.04      3.02      8.05      4.03             5.15      2.58      6.16      3.08
    25           6.29      3.15      8.39      4.20             5.38      2.69      6.43      3.22
    26           6.56      3.28      8.76      4.38             5.62      2.81      6.73      3.37
    27           6.85      3.43      9.16      4.58             5.87      2.94      7.04      3.52
    28           7.16      3.58      9.58      4.79             6.14      3.07      7.36      3.68
    29           7.49      3.75      10.04     5.02             6.42      3.21      7.70      3.85
    30           7.84      3.92      10.52     5.26             6.71      3.36      8.07      4.04
    31           8.21      4.11      11.04     5.52             7.03      3.52      8.45      4.23
    32           8.61      4.31      11.59     5.80             7.36      3.68      8.85      4.43
    33           9.03      4.52      12.17     6.09             7.71      3.86      9.28      4.64
    34           9.47      4.74      12.79     6.40             8.08      4.04      9.73      4.87
    35           9.95      4.98      13.44     6.72             8.47      4.24      10.21     5.11
    36           10.45     5.23      14.14     7.07             8.88      4.44      10.71     5.36
    37           10.98     5.49      14.88     7.44             9.32      4.66      11.24     5.62
    38           11.54     5.77      15.66     7.83             9.77      4.89      11.80     5.90
    39           12.14     6.07      16.49     8.25             10.26     5.13      12.38     6.19
    40           12.77     6.39      17.36     8.68             10.77     5.39      12.99     6.50
    41           13.43     6.72      18.28     9.14             11.30     5.65      13.63     6.82
    42           14.14     7.07      19.26     9.63             11.86     5.93      14.30     7.15
    43           14.89     7.45      20.28     10.14            12.45     6.23      14.99     7.50

                                MALE                           FEMALE
  ISSUE             NONSMOKER            SMOKER                    NONSMOKER       SMOKER
   AGE           SCTP      MDSC      SCTP      MDSC             SCTP      MDSC      SCTP      MDSC
    44           15.68     7.84      21.37     10.69            13.07     6.54      15.72     7.86
    45           16.52     8.26      22.51     11.26            13.73     6.87      16.49     8.25
    46           17.42     8.71      23.72     11.86            14.43     7.22      17.29     8.65
    47           18.37     9.19      25.00     12.50            15.16     7.58      18.14     9.07
    48           19.38     9.69      26.35     13.18            15.94     7.97      19.03     9.52
    49           20.46     10.23     27.79     13.90            16.77     8.39      19.98     9.99
    50           21.61     10.81     29.32     14.66            17.65     8.83      20.97     10.49
    51           22.83     11.42     30.94     15.47            18.57     9.29      22.02     11.01
    52           24.14     12.07     32.65     16.33            19.56     9.78      23.13     11.57
    53           25.53     12.77     34.48     17.24            20.61     10.31     24.30     12.15
    54           27.02     13.51     36.40     18.20            21.72     10.86     25.54     12.77
    55           28.60     14.30     38.44     19.22            22.90     11.45     26.84     13.42
    56           30.29     15.15     40.59     20.30            24.15     12.08     28.23     14.12
    57           32.08     16.04     42.87     21.44            25.49     12.75     29.70     14.85
    58           34.01     17.01     45.29     22.65            26.92     13.46     31.26     15.63
    59           36.07     18.04     47.85     23.93            28.46     14.23     32.95     16.48
    60           38.27     19.14     50.59     25.30            30.12     15.06     34.77     17.39
    61           40.63     20.32     53.51     26.76            31.91     15.96     36.73     18.37
    62           43.16     21.58     56.62     28.31            33.85     16.93     38.84     19.42
    63           45.88     22.94     59.92     29.96            35.92     17.96     41.11     20.56
    64           48.78     24.39     63.42     31.71            38.15     19.08     43.53     21.77
    65           51.89     25.95     67.11     33.56            40.54     20.27     46.11     23.06
    66           55.21     27.61     71.01     35.51            43.09     21.55     48.84     24.42
    67           58.77     29.39     75.13     37.57            45.84     22.92     51.77     25.89
    68           62.59     31.30     79.52     37.75            48.81     24.41     54.92     27.46
    69           66.71     33.36     84.20     37.75            52.04     26.02     58.36     29.18
    70           71.16     35.58     89.20     37.75            55.57     27.79     62.10     31.05
    71           75.96     36.00     94.56     37.75            59.43     29.72     66.20     33.10
    72           81.04     36.00    100.28     37.75            63.65     31.83     70.68     35.00
    73           86.57     36.00    106.35     37.75            68.25     34.00     75.53     35.00
    74           92.47     36.00    112.74     37.75            73.23     34.00     80.75     35.00
    75           98.73     36.00    119.44     37.75            78.61     34.00     86.34     35.00
    76          105.38     36.00    126.39     37.75            84.42     34.00     92.32     35.00
    77          112.45     36.00    133.62     37.75            90.68     34.00     98.70     35.00
    78          120.00     36.00    141.17     37.75            97.47     34.00    105.57     35.00
    79          128.12     36.00    149.15     37.75           104.88     34.00    113.00     35.00
    80          136.88     36.00    157.63     37.75           112.98     34.00    121.09     35.00
    81          146.36     36.00    166.67     37.75           121.85     34.00    129.91     35.00
    82          156.57     36.00    176.28     37.75           131.55     34.00    139.51     35.00
    83          167.52     36.00    186.39     37.75           142.10     34.00    149.91     35.00
    84          179.12     36.00    196.88     37.75           153.50     34.00    161.12     35.00
    85          191.34     36.00    207.71     37.75           165.78     34.00    172.98     35.00



Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                         NATIONAL LIFE INSURANCE COMPANY

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1998 AND 1997

                        Report of Independent Accountants



To the Board of Directors and Policyholders of National Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (the Company) at December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 10 to the financial statements, the Company changed its method of accounting in 1998 for the cost of computer software developed or obtained for internal use.

As discussed in Note 11 to the financial statements, on January 1, 1999, National Life Insurance Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 2, 1999

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                  1998                       1997
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                               $     347,949             $      372,180
  Available-for-sale debt and equity securities, at fair value                5,438,784                  5,317,427
  Mortgage loans                                                              1,098,504                    992,170
  Policy loans                                                                  776,363                    791,753
  Real estate investments                                                        75,566                     95,926
  Other invested assets                                                         113,696                     90,520
-------------------------------------------------------------------------------------------------------------------

     Total cash and invested assets                                           7,850,862                  7,659,976

  Deferred policy acquisition costs                                             416,733                    392,014
  Accrued investment income                                                     119,249                    125,790
  Premiums and fees receivable                                                   21,044                     23,458
  Deferred income taxes                                                          21,541                     17,517
  Amounts recoverable from reinsurers                                           253,651                    234,280
  Present value of future profits of insurance acquired                          45,539                     54,444
  Property and equipment, net                                                    59,503                     59,188
  Other assets                                                                  133,702                     66,259
  Separate account assets                                                       283,948                    207,425
-------------------------------------------------------------------------------------------------------------------

     Total assets                                                         $   9,205,772             $    8,840,351
===================================================================================================================

LIABILITIES:
  Policy benefit liabilities                                              $   3,907,114             $    3,814,213
  Policyholders' accounts                                                     3,348,132                  3,236,710
  Policyholders' deposits                                                        38,520                     40,836
  Policy claims payable                                                          31,900                     26,968
  Policyholders' dividends                                                       54,757                     53,395
  Amounts payable to reinsurers                                                  35,481                     24,260
  Other liabilities and accrued expenses                                        500,527                    481,775
  Debt                                                                           78,088                     80,085
  Separate account liabilities                                                  264,421                    187,998
-------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                        8,258,940                  7,946,240
-------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                               64,529                     53,222

EQUITY:
  Retained earnings                                                             776,060                    755,872
  Accumulated other comprehensive income                                        106,243                     85,017
-------------------------------------------------------------------------------------------------------------------

     Total equity                                                               882,303                    840,889
-------------------------------------------------------------------------------------------------------------------

     Total liabilities, minority interests and equity                     $   9,205,772             $    8,840,351
===================================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
(In Thousands)                                                     1998                       1997
----------------------------------------------------------------------------------------------------
REVENUES:
 Insurance premiums                                            $   386,260              $   399,017
 Policy and contract charges                                        48,463                   45,397
 Net investment income                                             550,339                  528,197
 Net realized investment gains                                       8,450                   11,887
 Mutual fund commission and fee income                              49,670                   42,609
 Other income                                                       17,271                   17,524
----------------------------------------------------------------------------------------------------

   Total revenue                                                 1,060,453                1,044,631
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                     98,252                  118,134
 Policy benefits                                                   346,779                  313,819
 Policyholders' dividends                                          107,102                  106,312
 Interest credited to policyholders' accounts                      208,505                  185,379
 Operating expenses                                                141,242                  158,900
 Commissions and expense allowances                                 97,903                  100,430
 Sales practice remediation costs                                   40,575                   11,900
 Net deferral of policy acquisition costs                          (7,580)                 (14,617)
----------------------------------------------------------------------------------------------------

   Total benefits and expenses                                   1,032,778                  980,257
----------------------------------------------------------------------------------------------------

Income before income taxes and minority interests                   27,675                   64,374

  Income tax (benefit) expense                                      (1,020)                  20,907
----------------------------------------------------------------------------------------------------

Income before minority interests                                    28,695                   43,467

  Minority interests                                                 8,507                    7,636
----------------------------------------------------------------------------------------------------

NET INCOME                                                          20,188                   35,831

OTHER COMPREHENSIVE INCOME, NET
  Unrealized gains on securities, net                               21,226                   56,150
----------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE INCOME                                     $    41,414               $   91,981
====================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------
(In Thousands)                                                               1998                       1997
---------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS:
  Balance at January 1                                                   $  755,872                $   720,041
  Net income                                                                 20,188                     35,831
---------------------------------------------------------------------------------------------------------------

    Balance at December 31                                               $  776,060                $   755,872
===============================================================================================================


ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                                   $   85,017                $    28,867
  Unrealized gains on securities, net                                        21,226                     56,150
---------------------------------------------------------------------------------------------------------------

    Balance at December 31                                               $  106,243                $    85,017
===============================================================================================================






  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1998                       1997
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                     $      20,188               $     35,831

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                        6,541                     (5,037)
      Policy liabilities                                                              87,367                     74,693
      Deferred policy acquisition costs                                               (7,580)                   (14,617)
      Policyholders' dividends                                                         1,362                      1,603
      Deferred income taxes                                                          (13,330)                   (20,747)
   Net realized investment gains                                                      (8,450)                   (11,887)
   Depreciation                                                                        6,977                      3,715
   Other                                                                              12,714                     15,774
-------------------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                       105,789                     79,328
-------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                    2,020,526                  2,385,471
  Cost of investments acquired                                                    (2,236,001)                (2,647,628)
  Other                                                                               14,656                      7,091
-------------------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                          (200,819)                  (255,066)
-------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                               563,606                    670,780
  Policyholders' withdrawals, including policy charges                              (452,184)                  (495,076)
  Net (decrease) increase in borrowings under repurchase agreements                 (234,570)                   234,570
  Net increase (decrease) in securities lending liabilities                          173,726                   (139,652)
  Other                                                                               20,221                      9,061
-------------------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                         70,799                    279,683
-------------------------------------------------------------------------------------------------------------------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                                 (24,231)                   103,945

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                                  372,180                    268,235
-------------------------------------------------------------------------------------------------------------------------

  End of year                                                                  $     347,949               $    372,180
=========================================================================================================================



  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) was chartered in 1848. National Life is also known by its registered trade name "National Life of Vermont". National Life employs about 750 people in its home office in Montpelier, Vermont. With its affiliates and subsidiaries, National Life offers a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, investment advisory and administration services.

National Life primarily develops and distributes individual life insurance and annuity products. National Life markets its products primarily to small business owners, professionals and high net worth individuals by providing financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans. Insurance and annuity products are primarily distributed through about 40 general agencies in major metropolitan areas throughout the United States. National Life also distributes its products through brokers and banks. National Life has about 224,000 policyholders and is licensed to do business in all 50 states and the District of Columbia. About 23% of National Life's total collected premiums are from residents of New York and California.

Through affiliates National Life also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent thirteen mutual funds managed on behalf of about 116,000 individual, corporate and institutional shareholders worldwide.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life and subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP).

The consolidated financial statements include the accounts of National Life Insurance Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods presented to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt securities and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to realized losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value.

Net realized investment gains and losses are recognized using the specific identification method and include changes in valuation allowances. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests.

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is depreciated over 40 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life files a consolidated federal income tax return that includes all of its wholly-owned subsidiaries. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES

The amortized cost and estimated fair values of debt and equity securities at December 31 were as follows (in thousands):

                                                                              Gross             Gross
                                                        Amortized          Unrealized        Unrealized          Estimated Fair
                              1998                         Cost               Gains            Losses                Value
-------------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS):
        U.S. government obligations                   $     315,567       $    17,710       $     1,024           $    332,253
        Government agencies, authorities
                    and subdivisions                        124,411            13,626                29                138,008
        Public utilities                                    392,211            21,944               678                413,477
        Corporate                                         2,368,814           152,991            18,249              2,503,556
        Private placements                                  670,467            36,929            10,501                696,895
        Mortgage-backed securities                        1,137,465            41,131             3,359              1,175,237
-------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt securities                      5,008,935           284,331            33,840              5,259,426
        Preferred stocks                                    140,932             2,567             3,538                139,961
        Common stocks                                        37,847             2,373               823                 39,397
------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt and equity securities       $   5,187,714       $   289,271       $    38,201            $ 5,438,784
==============================================================================================================================

                              1997
------------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS):
        U.S. government obligations                   $     284,039       $    13,515       $       612            $   296,942
        Government agencies, authorities
                    and subdivisions                        178,986            11,649               793                189,842
        Public utilities                                    389,744            19,246             6,314                402,676
        Corporate                                         2,403,091           133,881             7,069              2,529,903
        Private placements                                  598,144            29,576             2,170                625,550
        Mortgage-backed securities                        1,196,369            35,308             1,275              1,230,402
------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt securities                      5,050,373           243,175            18,233              5,275,315
        Preferred stocks                                      6,482               803               259                  7,026
        Common stocks                                        29,638             5,511                63                 35,086
------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt and equity securities       $   5,086,493       $   249,489       $    18,555            $ 5,317,427
==============================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                     1998                   1997
--------------------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities                             $   20,136             $ 153,723
Net unrealized gains on separate accounts                                              1,543                 3,047
Related minority interests                                                            (1,786)               (9,360)
Related deferred policy acquisition costs                                             17,139               (44,378)
Related present value of future profits of insurance acquired                         (3,048)              (10,138)
Related deferred income taxes                                                        (12,758)              (36,744)
--------------------------------------------------------------------------------------------------------------------
            Increase in net unrealized gains                                          21,226                56,150
            Balance, beginning of year                                                85,017                28,867
--------------------------------------------------------------------------------------------------------------------
                        Balance, end of year                                      $  106,243             $  85,017
====================================================================================================================

Balance, end of year includes:
            Net unrealized gains on available-for-sale securities                 $  251,070             $ 230,934
            Net unrealized gains on separate accounts                                  5,815                 4,272
            Related minority interests                                                (8,672)               (6,886)
            Related deferred policy acquisition costs                                (77,539)              (94,678)
            Related present value of future profits on insurance acquired             (1,547)                1,501
            Related deferred income taxes                                            (62,884)              (50,126)
--------------------------------------------------------------------------------------------------------------------
                        Balance, end of year                                      $  106,243             $  85,017
====================================================================================================================

Net other comprehensive income for 1998 of $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $9.0 million and net of tax and deferred acquisition cost offsets of $6.6 million.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1998 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                  Amortized           Estimated Fair
                                                                    Cost                  Value
-----------------------------------------------------------------------------------------------------
Due in one year or less                                       $     134,111           $    136,343
Due after one year through five years                               798,659                813,326
Due after five years through ten years                            1,936,192              2,030,568
Due after ten years                                               1,002,508              1,103,952
Mortgage-backed securities                                        1,137,465              1,175,237
-----------------------------------------------------------------------------------------------------
            Total                                             $   5,008,935           $  5,259,426
=====================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                   1998                     1997
--------------------------------------------------------------------------------------------------------------
Proceeds from sales                                           $   1,167,190            $   1,928,055

Gross realized gains                                          $      22,969            $      27,318
Gross realized losses                                         $      16,578            $      16,916

National Life periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held (included in other liabilities and accrued expenses) were $193.5 million and $19.8 million at December 31, 1998 and 1997, respectively.

National Life also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1998. The repurchase liability is included in other liabilities and was $234.6 million at December 31, 1997.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                                            1998                   1997
                                                                    ---------------------- --------------------
GEOGRAPHIC REGION
-----------------
New England                                                                  3.8%                   4.0%
Middle Atlantic                                                              9.7                   10.3
East North Central                                                           9.3                    8.8
West North Central                                                           4.5                    4.9
South Atlantic                                                              25.7                   29.1
East South Central                                                           5.0                    5.0
West South Central                                                          10.3                   10.8
Mountain                                                                    17.7                   16.7
Pacific                                                                     14.0                   10.4
---------------------------------------------------------------------------------------------------------------

            Total                                                          100.0%                 100.0%
===============================================================================================================

PROPERTY TYPE
-------------
Residential                                                                  0.2%                   0.2%
Apartment                                                                   24.2                   24.3
Retail                                                                      12.2                   15.9
Office Building                                                             35.0                   34.0
Industrial                                                                  26.2                   22.2
Hotel/Motel                                                                  0.8                    0.9
Other Commercial                                                             1.4                    2.5
---------------------------------------------------------------------------------------------------------------

            Total                                                          100.0%                 100.0%
===============================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                   $  1,174,070           $  1,088,096
===============================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                           1998                  1997
----------------------------------------------------------------------------------------------------------
Unimpaired loans                                                      $  1,077,637          $   965,760
Impaired loans without valuation allowances                                 11,757                9,413
----------------------------------------------------------------------------------------------------------
            Subtotal                                                     1,089,394              975,173
----------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                    10,244               21,426
Related valuation allowances                                                (1,134)              (4,429)
----------------------------------------------------------------------------------------------------------
            Subtotal                                                         9,110               16,997
----------------------------------------------------------------------------------------------------------
                        Total                                         $  1,098,504          $   992,170
==========================================================================================================
Impaired loans:
            Average recorded investment                               $     27,755          $    34,076
            Interest income recognized                                $      3,124          $     3,543
            Interest received                                         $      2,818          $     3,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                                               1998                1997
===========================================================================================================================
Additions for impaired loans charged to realized losses                                   $    1,564           $    1,543
Impairment losses charged to valuation allowances                                             (2,217)              (1,419)
Changes to previously established valuation allowances                                        (2,642)              (2,978)
---------------------------------------------------------------------------------------------------------------------------
            Decrease in valuation allowances                                                  (3,295)              (2,854)
            Balance, beginning of year                                                         4,429                7,283
---------------------------------------------------------------------------------------------------------------------------
            Balance, end of year                                                          $    1,134           $    4,429
===========================================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                                     1998                     1997
-----------------------------------------------------------------------------------------------------
Debt securities interest                                         $  405,184               $  392,674
Equity securities dividends                                           6,380                    2,765
Mortgage loan interest                                               90,991                   85,782
Policy loan interest                                                 47,189                   48,856
Real estate income                                                   12,802                   15,822
Other investment income                                              12,363                    9,230
-----------------------------------------------------------------------------------------------------
            Gross investment income                                 574,909                  555,129
            Less: investment expenses                                24,570                   26,932
-----------------------------------------------------------------------------------------------------
            Net investment income                                $  550,339               $  528,197
=====================================================================================================

DERIVATIVES

National Life purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products. When the S&P 500 index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 index decreases, National Life's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

National Life purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, National Life's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                                             1998           1997
--------------------------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                                                       $  79,754       $ 245,187
            Futures                                                                       $  28,835       $  27,892
====================================================================================================================

Book values:
Options:    Net amortized cost                                                            $   5,514       $   4,058
            Intrinsic value                                                                  18,953           7,876
--------------------------------------------------------------------------------------------------------------------
            Book value                                                                       24,467          11,934
Futures at fair value                                                                           463             630
--------------------------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)                                        $  24,930       $  12,564
====================================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                                    1998                              1997
-------------------------------------------------------------------------------------------------------------------------
                                                           Carrying      Estimated Fair      Carrying     Estimated Fair
                                                             Value            Value            Value           Value
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                 $   347,949      $   347,949      $  372,180     $    372,180
Available-for-sale debt and equity securities               5,438,784        5,438,784       5,317,427        5,317,427
Mortgage loans                                              1,098,504        1,180,630         992,170        1,024,582
Policy loans                                                  776,363          743,687         791,753          730,059
Derivatives                                                    24,930           28,496          12,564           11,629

Investment products                                         2,507,012        2,522,940       2,642,511        2,503,727

Debt                                                           78,088           75,141          80,085           82,314

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.


NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

National Life reinsures certain risks assumed in the normal course of business. For individual life products, National Life generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance. Disability income products are significantly reinsured under coinsurance and modified coinsurance.

National Life remains liable in the event any reinsurer is unable to meet its assumed obligations. National Life regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                                      1998                     1997
-------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                        $  453,859              $  470,853
            Reinsurance assumed                                           898                     896
            Reinsurance ceded                                         (68,497)                 (72,732)
-------------------------------------------------------------------------------------------------------
                                                                   $  386,260              $  399,017
=======================================================================================================
Other income:
            Direct                                                 $    3,694                   3,543
            Reinsurance ceded                                          13,577                  13,981
-------------------------------------------------------------------------------------------------------
                                                                   $   17,271              $   17,524
=======================================================================================================
Increase in policy liabilities:
            Direct increase in policy liabilities                  $   94,949              $  112,577
            Reinsurance assumed                                            (4)                     17
            Reinsurance ceded                                           3,307                   5,540
-------------------------------------------------------------------------------------------------------
                                                                   $   98,252              $  118,134
=======================================================================================================
Policy benefits:
            Direct policy benefits                                 $  348,672              $  393,082
            Reinsurance assumed                                         1,286                      12
            Reinsurance ceded                                          (3,179)                (79,275)
-------------------------------------------------------------------------------------------------------
                                                                   $  346,779              $  313,819
=======================================================================================================
Policyholders' dividends:
            Direct policyholders' dividends                        $  110,630              $  111,617
            Reinsurance ceded                                          (3,528)                 (5,305)
-------------------------------------------------------------------------------------------------------
                                                                   $  107,102              $  106,312
=======================================================================================================

NOTE 5 - INCOME TAXES

The components of income taxes and a reconciliation of the expected and actual income taxes and marginal and effective federal income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                                     1998                                       1997
--------------------------------------------------------------------------------------------------------------------------------
                                                         Amount            Rate                Amount                 Rate
--------------------------------------------------------------------------------------------------------------------------------
Current                                                $   17,144                          $   41,654
Deferred                                                  (18,164)                             (20,747)
-------------------------------------------------------------------                      --------------------
            Income taxes                               $   (1,020)                          $   20,907
===================================================================                      ====================

Expected income taxes                                  $    9,686          35.0%           $   22,531                 35.0%
Differential earnings amount                               (7,953)        (28.7)                4,581                  7.1
Affordable housing tax credit                              (6,638)        (24.0)               (4,318)                (6.7)
Net change in tax reserves                                  5,035          18.2                 1,298                  2.0
Other, net                                                 (1,150)         (4.2)               (3,185)                (4.9)
--------------------------------------------------------------------------------------------------------------------------------
            Income taxes                               $   (1,020)                          $   20,907
===================================================================                      ====================
            Effective federal income tax rate                              (3.7)%                                     32.5%
===================================================                =====================                      ==================

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                               1998                  1997
--------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
            Policy liabilities                                             $  185,294            $   172,387
            Other liabilities and accrued expenses                             67,291                 56,946
            Other                                                               4,761                  4,294
--------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                      257,346                233,627
--------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
            Deferred policy acquisition costs                                 126,380                126,914
            Present value of future profits of insurance acquired              17,683                 20,642
            Net unrealized gain on available-for-sale securities               62,884                 50,126
            Debt and equity securities                                         16,947                  9,253
            Other                                                              11,911                  9,175
--------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                 235,805                216,110
--------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                     $   21,541            $    17,517
==============================================================================================================

Management believes it is more likely than not that National Life will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined tax returns through 1993 and is currently examining the years 1994 and 1995. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 6 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in an annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                          Pension Benefits             Other Benefits
                                                                  ---------------------------------------------------------
                                                                       1998              1997       1998           1997
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                             $ 162,986         $ 180,075   $ 24,759       $ 24,351
  Service cost (benefits earned during the current period)              2,849             4,467        547            630
  Interest cost on benefit obligation                                  11,430            13,629      1,699          1,669
  Actuarial losses (gains)                                             34,444           (19,077)     1,939         (3,587)
  Benefits paid                                                       (22,185)          (14,557)    (1,061)          (784)
  1997 early retirement program:
         Special termination benefits                                                    10,878                     2,480
         Curtailment gain                                                                (3,630)
         Settlement payments                                                             (8,799)
---------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                   $ 189,524         $ 162,986   $ 27,883       $ 24,759
===========================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                    $ 108,884         $  97,566
  Actual return on plan assets                                          7,200            23,337
  Employer contributions                                                                  2,502
  Benefits paid                                                       (16,039)           (5,722)
  1997 early retirement program settlement payments                                      (8,799)
------------------------------------------------------------------------------------------------
  Plan assets, end of year                                          $ 100,045         $ 108,884
================================================================================================

FUNDED STATUS:
  Benefit obligation                                                $ 189,524         $ 162,986   $ 27,883       $ 24,759
  Plan assets                                                        (100,045)         (108,884)
---------------------------------------------------------------------------------------------------------------------------
         Benefit obligation in excess of plan assets                   89,479            54,102     27,883         24,759
  Unrecognized actuarial gains (losses)                               (11,259)           28,485      2,526          4,548
  Unrecognized prior service cost                                                                   (1,152)        (1,224)
---------------------------------------------------------------------------------------------------------------------------
         Accrued benefit cost (included in other liabilities)       $  78,220         $  82,587   $ 29,257       $ 28,083
===========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits                   Other Benefits
                                                                --------------------------------------------------------------
                                                                    1998           1997              1998             1997
------------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  2,849       $   4,467         $    547          $    630
Interest cost on benefit obligation                                11,430          13,629            1,699             1,669
Expected return on plan assets                                     (9,078)         (8,636)
Net amortization and deferrals                                     (1,167)                             (83)               31
Amortization of prior service cost                                                                      72                72
1997 early retirement program:
      Special termination benefits                                                 10,878                              2,480
      Curtailment gain                                                             (3,630)
      Settlement gains                                             (3,131)         (2,917)
------------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating expenses)       $    903       $  13,791         $ 2,235           $  4,882
==============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $81.4 million and $69.1 million at December 31, 1998 and 1997, respectively. The total accumulated benefit obligation for these plans was $75.2 million and $66.3 million at December 31, 1998 and 1997, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                                  Pension Benefits                      Other Benefits
                                                        ------------------------------------------------------------------------
                                                               1998               1997              1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                  6.75%              7.50%             6.75%            7.50%
Rate of increase in future compensation levels                 5.00%              5.00%
Expected long term return on plan assets                       9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $3.2 million and the 1998 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.6 million and the 1998 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. National Life also contributes various amounts of an employee's compensation (up to certain levels) to a 401(k) account. Additional voluntary employee contributions may be made to the plans subject to certain limits. Company contributions to these plans generally vest within two years.

NOTE 7 - DEBT

Debt consists of the following (in thousands):

                                                                                    1998                    1997
--------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                              $ 69,688               $  69,685
      $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims.
      The notes may be redeemed in whole or in part any time after March 1,
      2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont
      Department of Banking, Insurance, Securities and Health Care
      Administration.

6.57% Term Note:                                                                     8,400                  10,400
      $8.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).
--------------------------------------------------------------------------------------------------------------------
      Total debt                                                                  $ 78,088               $  80,085
====================================================================================================================

The aggregate annual maturities of debt for the next five years are as follows (in thousands):

1999                                                    2,000
2000                                                    2,000
2001                                                    2,000
2002                                                    2,400
2003                                                        -


NOTE 8 - SALES PRACTICE REMEDIATION COSTS

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Management believes that while the ultimate cost of this litigation is still uncertain, it is unlikely (after considering existing provisions) to have a material adverse effect on National Life's financial position.

NOTE 9 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life Insurance Company's statutory surplus to GAAP retained earnings at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                  1998                             1997
                                      ---------------------------------------------------------------
                                          Surplus/                        Surplus/
                                          Retained                        Retained
                                          Earnings     Net Income         Earnings       Net Income
-----------------------------------------------------------------------------------------------------
Statutory surplus/net income             $ 373,063     $  67,841         $  342,614      $  49,574

Asset valuation reserve                     69,994             -             67,734              -
Interest maintenance reserve                52,826        (4,114)            56,940           (229)
Surplus notes                              (70,700)           (2)           (69,685)            (3)
Non-admitted assets                         17,033             -             20,874              -
Investments                                    650        13,991               (944)       (18,856)
Deferred policy acquisition costs          428,453        (9,479)           437,932         (5,651)
Deferred income taxes                       74,132        (1,588)            72,544         13,807
Policy liabilities                        (203,832)      (17,483)          (186,349)         7,449
Policyholders' dividends                    64,205           529             64,734          2,206
Benefit plans                              (27,904)        9,922            (37,826)        (1,732)
Sales remediation costs                          -       (40,575)                 -        (11,900)
Other changes, net                          (1,860)        1,146            (12,696)         1,166
-----------------------------------------------------------------------------------------------------

GAAP retained earnings/net income        $ 776,060     $  20,188         $  755,872     $   35,831
=====================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement is effective for fiscal years beginning after June 15, 1999. National Life is currently assessing the impact of the adoption of FAS 133.

In March 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized and provides guidance for determining whether computer software is considered to be for internal use. This statement is effective for fiscal years beginning after December 15, 1998. National Life adopted SOP 98-1 effective January 1, 1998. The adoption of SOP 98-1 resulted in net after tax capitalization (after current year amortization) of approximately $2 million in software costs.

NOTE 11 - SUBSEQUENT EVENTS

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, an upstream corporation. National Life Holding Company currently owns all the outstanding shares of NLV Financial, which in turn currently owns all the outstanding shares of National Life.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration.

                                NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                               (VARITRAK SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS






To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account - Varitrak Segment


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account - Varitrak Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 1998, and the results of each of their operations and each of their changes in net assets for the years ended December 31, 1998 and 1997 and the period from March 11, 1996 through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the funds, provide a reasonable basis for the opinion expressed above.




/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 31, 1999

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1998

                                                                                                   POLICYHOLDER
                                                                                                      ACCOUNT
                                                                                                      VALUES
                                                                                                 ----------------
ASSETS:
Investments in shares of mutual fund portfolios at market value
 (policyholder accumulation units and unit value):

  Market Street Fund Money Market (454,116.72 accumulation units at $11.22  unit value)           $    5,094,708
  Market Street Fund Growth (661,289.29 accumulation units at $16.12 unit value)                      10,657,443
  Market Street Fund Aggressive Growth (92,462.92 accumulation units at $14.55 unit value)             1,345,542
  Market Street Fund Managed (85,072.04 accumulation units at $14.53 unit value)                       1,235,846
  Market Street Fund Bond (83,743.24 accumulation units at 11.97 unit value)                           1,002,352
  Market Street Fund International (147,897.71 accumulation units at $13.04 unit value)                1,928,397
  Market Street Fund Sentinel Growth (92,335.18 accumulation units at $16.51 unit value)               1,524,280
  Alger American Growth (253,986.29 accumulation units at $19.56 unit value)                           4,967,272
  Alger American Small Capitalization (385,526.31 accumulation units at $12.71 unit value)             4,898,905
  VIPF Equity-Income (257,172.28 accumulation units at $33.39 unit value)                              8,587,503
  VIPF Overseas (114,073.19 accumulation units at $20.79 unit value)                                   2,372,031
  VIPF Growth (169,662.34 accumulation units at $42.27 unit value)                                     7,172,129
  VIPF High Income (77,333.21 accumulation units at $27.16 unit value)                                 2,099,984
  VIPF Contra Fund (117,322.08 accumulation units at $15.79 unit value)                                1,852,603
  VIPF Index 500 (206,231.43 accumulation units at $29.96 unit value)                                  6,177,933
  American Century Value Fund (3,337.42 accumulation units at $10.43 unit value)                          34,803
  American Century Income & Growth Fund (9,011.36 accumulation units at $10.97 unit value)                98,878
  JP Morgan International Opportunities Fund (377.41 acumulation units at $9.71 unit value)                3,665
  JP Morgan Small Company Fund (789.25 acumulation units at $10.01 unit value)                             7,898
  Strong Capital Management Opportunity II ( 509.24 accumulation units at $10.41 unit value)               5,302
  Strong Capital Management Growth II (414.24 accumulation units at $11.32 unit value)                     4,689
  Neuberger & Berman Partners Fund (4,905.75 accumulation  units at $10.21 unit value)                    50,094
  Goldman Sachs International Equity Fund (3,536.58 accumulation units at $10.13 unit value)              35,824
  Goldman Sachs Global Income Fund (828.94 accumulation units at $10.50 unit value)                        8,701
  Goldman Sachs CORE Small Cap Equity Fund (2,221.89 accumulation units at $9.47 unit value)              21,046
  Goldman Sachs Mid Cap Equity Fund (1,553.92 accumulation units at $9.90 unit value)                     15,382
                                                                                                 ----------------
       Total Net Assets                                                                           $   61,203,210
                                                                                                 ================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             MARKET STREET FUND
                                      -------------------------------------------------------------
                                         MONEY                  AGGRESSIVE
                                        MARKET       GROWTH       GROWTH      MANAGED      BOND
                                      ----------  ------------ ------------ ----------- ----------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $ 174,631   $   828,642  $    54,654  $  82,717   $  35,739

EXPENSES:
  Mortality and expense risk charges     29,369        72,436        8,545     10,475       6,127
                                      -------------------------------------------------------------

Net investment (loss) income            145,262       756,206       46,109     72,242      29,612
                                      -------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                               -      (125,406)      12,423     54,347       5,728

   Net unrealized appreciation
     on investments                           -       371,666       27,969      5,509      10,575
                                      -------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                   -       246,260       40,392     59,856      16,303
                                      -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS            $ 145,262   $ 1,002,466  $    86,501  $ 132,098   $  45,915
                                      =============================================================

                                             MARKET STREET FUND               ALGER AMERICAN
                                       -------------------------------- ----------------------------
                                                            SENTINEL
                                        INTERNATIONAL        GROWTH         GROWTH       SMALL CAP
                                       ----------------- -------------- -------------- -------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions             $      71,101    $   126,914    $    520,351   $   477,358

EXPENSES:
  Mortality and expense risk charges            12,891          9,352          30,787        33,154
                                       -------------------------------------------------------------

Net investment (loss) income                    58,210        117,562         489,564       444,204
                                       -------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                  3,127        (39,825)        133,365       (9,041)

   Net unrealized appreciation
     on investments                             33,776         83,638         759,665       156,309
                                       -------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                     36,903         43,813         893,030       147,268
                                       -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $      95,113    $   161,375    $  1,382,594   $   591,472
                                       =============================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      VIPF                                       AMERICAN CENTURY
                                      ----------------------------------------------------------------------- ---------------------
                                      EQUITY -                               HIGH        CONTRA       INDEX               INCOME &
                                       INCOME   OVERSEAS      GROWTH        INCOME        FUND         500       VALUE     GROWTH
                                      -------- ----------- ------------- ------------ ------------ ---------- ---------- ----------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions           332,243  $ 106,077  $    508,477  $   154,838   $   30,797  $   48,516  $      -   $    356

EXPENSES:
  Mortality and expense risk charges    61,108     16,784        45,640       15,314        9,280      27,146        65        119
                                      ---------------------------------------------------------------------------------------------

Net investment (loss) income           271,135     89,293       462,837      139,524       21,517      21,370       (65)       237
                                      ---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                        183,982     11,052       144,728      (30,566)      18,665     117,440       968      1,528

   Net unrealized appreciation
    on investments                     230,682     81,094     1,154,458     (220,695)     264,772     659,903     1,426      7,468
                                      ---------------------------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments            414,664     92,146     1,299,186     (251,261)     283,437     777,343     2,394      8,996
                                      ---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS             685,799  $ 181,439  $  1,762,023  $  (111,737)  $  304,954  $  798,713  $  2,329   $  9,233
                                      =============================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                          NEUBERGER &
                                             JP MORGAN               STRONG CAPITAL          BERMAN
                                     ------------------------- -------------------------  -----------
                                           INT"L       SMALL
                                      OPPORTUNITIES   COMPANY  OPPORTUNITY II  GROWTH II   PARTNERS
                                     --------------- --------- --------------  ---------  -----------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions         $            -  $    185  $          10   $       -  $       -

EXPENSES:
  Mortality and expense risk charges              1        10              2           5         66
                                     -----------------------------------------------------------------

Net investment (loss) income                     (1)      175              8          (5)       (66)
                                     -----------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
   shares sold                                   70        28             30          43        565

   Net unrealized appreciation
     on investments                              56       427            198         686      2,769
                                     -----------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                     126       455            228         729      3,334
                                     -----------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS           $          125  $    630  $         236   $     724  $   3,268
                                     =================================================================


                                                         GOLDMAN SACHS
                                     ------------------------------------------------------------
                                      INTERNATIONAL       GLOBAL          CORE         MID CAP
                                          EQUITY          INCOME       SMALL CAP        EQUITY         TOTAL
                                     ---------------  -------------  -------------  -------------  ---------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions            $      170    $         93   $         65   $        115    $   3,554,049

EXPENSES:
  Mortality and expense risk charges            36               6             25             28          388,771
                                     -----------------------------------------------------------------------------

Net investment (loss) income                   134              87             40             87        3,165,278
                                     -----------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
   shares sold                                 164            (160)            96             54          483,405

   Net unrealized appreciation
     on investments                          1,643              23          1,929          1,693        3,637,639
                                     -----------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                  1,807            (137)         2,025          1,747        4,121,044
                                     -----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS              $    1,941    $        (50)  $      2,065   $      1,834    $   7,286,322
                                     =============================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                    MARKET STREET FUND
                                      ----------------------------------------------------------------------------
                                          MONEY                        AGGRESSIVE
                                         MARKET          GROWTH          GROWTH         MANAGED          BOND
                                      --------------  --------------  -------------  --------------  -------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $     131,394   $     139,288   $      1,211   $      23,450   $      9,403

EXPENSES:
  Mortality and expense risk charges         22,402          24,951          3,114           5,910          1,833
                                      ----------------------------------------------------------------------------

Net investment income (loss)                108,992         114,337         (1,903)         17,540          7,570
                                      ----------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                                   -         106,196         12,533          13,707            483

   Net unrealized appreciation
    (depreciation) on investments                 -        353,473          51,230          85,995         11,666
                                      ----------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                              -         459,669         63,763          99,702         12,149
                                      ----------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $     108,992   $     574,006   $     61,860   $     117,242   $     19,719
                                      ============================================================================

                                            MARKET STREET FUND                  ALGER AMERICAN
                                      -------------------------------  ------------------------------
                                                          SENTINEL
                                        INTERNATIONAL      GROWTH         GROWTH         SMALL CAP
                                      ----------------- -------------  --------------  --------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $        19,573   $        434   $       9,832   $      54,467

EXPENSES:
  Mortality and expense risk charges            5,158          2,431          11,355          15,072
                                      ---------------------------------------------------------------

Net investment income (loss)                   14,415         (1,997)         (1,523)         39,395
                                      ---------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                                 6,441         16,851          48,393          29,498

   Net unrealized appreciation
    (depreciation) on investments               2,281         44,338         176,680         141,467
                                      ---------------------------------------------------------------

Net realized and unrealized
 gain on investments                            8,722         61,189         225,073         170,965
                                      ---------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $        23,137   $     59,192   $     223,550   $     210,360
                                      ===============================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                  VIPF
                                   ------------------------------------------------------------------------------
                                     EQUITY -                              HIGH         CONTRA         INDEX
                                      INCOME    OVERSEAS     GROWTH       INCOME         FUND           500            TOTAL
                                   ----------- ----------  -----------  ------------  ------------  -------------  -------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions       $  146,791  $  22,598   $   30,327   $    17,180   $         -   $          -   $    605,948

EXPENSES:
  Mortality and expense risk
    charges                            25,535      6,281       17,476         5,215           812            984        148,529
                                   ---------------------------------------------------------------------------------------------

Net investment income (loss)          121,256     16,317       12,851        11,965          (812)          (984)       457,419
                                   ---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                        77,167      9,870       48,614        10,903         2,592          1,900        385,148

   Net unrealized appreciation
    (depreciation) on investments     428,283       (475)     280,065        62,794         5,500         15,881      1,659,178
                                   ---------------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                  505,450      9,395      328,679        73,697         8,092         17,781      2,044,326
                                   ---------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $  626,706  $  25,712   $  341,530   $    85,662   $     7,280   $     16,797   $  2,501,745
                                   =============================================================================================

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

            FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996

                                                                              MARKET STREET FUND
                                      --------------------------------------------------------------------------------------------
                                        MONEY                   AGGRESSIVE                                              SENTINEL
                                        MARKET       GROWTH       GROWTH      MANAGED     BOND      INTERNATIONAL        GROWTH
                                      -----------  ----------- ------------  ---------  ---------  -----------------  ------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $   29,274   $    1,900    $       -   $    283    $   216   $              -    $        -

EXPENSES:
  Mortality and expense risk charges       5,265        1,828          225        372        141                529           201
                                      --------------------------------------------------------------------------------------------


Net investment income (loss)              24,009           72         (225)       (89)        75               (529)         (201)
                                      --------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                                -        8,318          828        346        133              1,673           489

   Net unrealized
    appreciation on investments                -       34,582        4,883        331        753              7,565         5,612
                                      --------------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                           -       42,900        5,711        677        886              9,238         6,101
                                      --------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $   24,009   $   42,972    $   5,486   $    588    $   961   $          8,709    $    5,900
                                      ============================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

            FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996

                                                            VIPF                              ALGER AMERICAN
                                      ------------------------------------------------  --------------------------
                                       EQUITY -                                HIGH
                                        INCOME      OVERSEAS      GROWTH      INCOME       GROWTH       SMALL CAP      TOTAL
                                      ----------  ------------  ----------  ----------  -------------  -----------  -----------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $       -    $        -   $    -      $       -   $        326    $      42   $   32,041

EXPENSES:
  Mortality and expense risk charges      3,061           476       1,503         279          1,425        1,294       16,599
                                      -----------------------------------------------------------------------------------------

Net investment income (loss)             (3,061)         (476)     (1,503)       (279)        (1,099)      (1,252)      15,442
                                      -----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                           6,031           880       5,445         470          5,700          696       31,009

   Net unrealized
    appreciation on investments          54,065         8,670      16,949       3,742         20,305          631      158,088
                                      -----------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                     60,096         9,550      22,394       4,212         26,005        1,327      189,097
                                      -----------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $  57,035    $    9,074   $  20,891   $   3,933   $     24,906    $      75   $  204,539
                                      =========================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                  MARKET STREET FUND
                                                  ------------------------------------------------------------------------------
                                                        MONEY                        AGGRESSIVE
                                                       MARKET          GROWTH          GROWTH          MANAGED         BOND
                                                  ---------------  --------------  --------------  --------------  -------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $      145,262   $   1,002,466    $     86,501   $     132,098   $     45,915
                                                  ------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                16,065,276       3,354,679         445,159         398,177        196,330
  Transfers between investment
   sub-accounts and general account, net             (14,045,451)      2,034,966         311,097         221,558        398,322
  Surrenders and lapses                                  (68,115)       (132,734)        (21,255)        (69,168)        (5,455)
  Death benefits                                               -          (7,259)              -               -              -
  Loan collateral interest received                        2,566             938              33              65              -
  Transfers for policy loans                            (126,218)        (85,328)         (8,932)       (269,851)          (183)
  Cost of insurance and administrative charges          (740,562)       (856,845)       (109,134)       (146,025)       (64,998)
  Miscellaneous                                          (81,958)          3,632            (360)          2,239            942
                                                  ------------------------------------------------------------------------------

  Total capital transactions                           1,005,538       4,312,049         616,608         136,995        524,958
                                                  ------------------------------------------------------------------------------

Increase in net assets                                 1,150,800       5,314,515         703,109         269,093        570,873

Net assets, beginning of period                        3,943,908       5,342,928         642,433         966,753        431,479
                                                  ------------------------------------------------------------------------------

Net assets, end of period                         $    5,094,708   $  10,657,443    $  1,345,542   $   1,235,846   $  1,002,352
                                                  ==============================================================================

                                                            MARKET STREET FUND                       ALGER AMERICAN
                                                  -------------------------------------  -----------------------------------------
                                                                          SENTINEL
                                                   INTERNATIONAL           GROWTH              GROWTH              SMALL CAP
                                                  -----------------   -----------------  -------------------   -------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $         95,113    $        161,375    $       1,382,594     $         591,472
                                                  --------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                     559,764             459,162            1,209,427             1,436,433
  Transfers between investment
   sub-accounts and general account, net                   561,436             384,776              742,149               634,727
  Surrenders and lapses                                    (27,026)             (6,365)             (55,449)              (90,129)
  Death benefits                                                 -                (74)               (3,477)                    -
  Loan collateral interest received                             63                  18                  789                   905
  Transfers for policy loans                                (9,095)             (4,451)             (60,399)              (45,307)
  Cost of insurance and administrative charges            (156,931)           (106,073)            (326,928)             (380,014)
  Miscellaneous                                              (262)               9,459                  702                 1,507
                                                  --------------------------------------------------------------------------------

  Total capital transactions                               927,949             736,452            1,506,814             1,558,122
                                                  --------------------------------------------------------------------------------

Increase in net assets                                   1,023,062             897,827            2,889,408             2,149,594

Net assets, beginning of period                            905,335             626,453            2,077,864             2,749,311
                                                  --------------------------------------------------------------------------------

Net assets, end of period                         $      1,928,397    $      1,524,280    $       4,967,272     $       4,898,905
                                                  ================================================================================

  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                            VIPF
                                                -----------------------------------------------------------
                                                  EQUITY -                                        HIGH
                                                   INCOME        OVERSEAS        GROWTH          INCOME
                                                ------------  --------------  -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $   685,799    $    181,439   $  1,762,023    $   (111,737)
                                                -----------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                            2,326,536         743,468      1,759,391         581,195
  Transfers between investment
   sub-accounts and general account, net          1,742,916         449,158        960,014         702,770
  Surrenders and lapses                             (76,821)        (58,543)      (122,190)        (21,495)
  Death benefits                                     (6,548)              -              -               -
  Loan collateral interest received                   1,619             493          1,166             216
  Transfers for policy loans                       (102,818)        (22,119)      (116,207)        (49,108)
  Cost of insurance and administrative charges     (700,287)       (185,158)      (501,069)       (157,515)
  Miscellaneous                                       6,609           2,008          2,116            (345)
                                                -----------------------------------------------------------

  Total capital transactions                      3,191,206         929,307      1,983,221       1,055,718
                                                -----------------------------------------------------------

Increase in net assets                            3,877,005       1,110,746      3,745,244         943,981


Net assets, beginning of period                   4,710,498       1,261,285      3,426,885       1,156,003
                                                -----------------------------------------------------------

Net assets, end of period                       $ 8,587,503    $  2,372,031   $  7,172,129    $  2,099,984
                                                ===========================================================

                                                                  VIPF                             AMERICAN CENTURY
                                                ---------------------------------------  --------------------------------------
                                                     CONTRA                INDEX                                   INCOME &
                                                      FUND                  500                 VALUE               GROWTH
                                                ------------------   ------------------     ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $        304,954    $         798,713   $           2,329   $           9,233
                                                -------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                    415,042            1,365,857              15,989              19,753
  Transfers between investment
   sub-accounts and general account, net                  833,579            3,838,930              18,383              71,190
  Surrenders and lapses                                    (5,561)              (6,581)                  -                   -
  Death benefits                                                -                    -                   -                   -
  Loan collateral interest received                            90                  820                   -                   -
  Transfers for policy loans                               (6,944)             (28,549)                  -                   -
  Cost of insurance and administrative charges           (106,990)            (339,911)             (1,892)             (1,301)
  Miscellaneous                                             1,387                4,244                  (6)                  3
                                                -------------------------------------------------------------------------------

  Total capital transactions                            1,130,603            4,834,810              32,474              89,645
                                                -------------------------------------------------------------------------------

Increase in net assets                                  1,435,557            5,633,523              34,803              98,878


Net assets, beginning of period                           417,046              544,410                   -                   -
                                                -------------------------------------------------------------------------------

Net assets, end of period                        $      1,852,603    $       6,177,933   $          34,803   $          98,878
                                                ===============================================================================

  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                         NEUBERGER &
                                                         JP MORGAN                STRONG CAPITAL           BERMAN    GOLDMAN SACHS
                                                --------------------------- ---------------------------------------- -------------
                                                    INT"L         SMALL                                              INTERNATIONAL
                                                OPPORTUNITIES    COMPANY     OPPORTUNITY II   GROWTH II   PARTNERS       EQUITY
                                                ------------- ------------- ---------------- ----------- ----------- -------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $       125    $      630    $        236    $     724  $    3,268     $   1,941
                                                ----------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                   116           898             565          378      11,133         1,395
  Transfers between investment
   sub-accounts and general account, net               3,456         6,594           4,661        3,673      37,275        33,060
  Surrenders and lapses                                    -             -               -            -           -             -
  Death benefits                                           -             -               -            -           -             -
  Loan collateral interest received                        -             -               -            -           -             -
  Transfers for policy loans                               -             -               -            -           -             -
  Cost of insurance and administrative charges           (33)         (285)           (157)         (82)     (1,557)         (580)
  Miscellaneous                                  $         1            61              (3)          (4)        (25)            8
                                                ----------------------------------------------------------------------------------

  Total capital transactions                           3,540         7,268    $      5,066        3,965      46,826        33,883
                                                ----------------------------------------------------------------------------------

Increase in net assets                                 3,665         7,898           5,302        4,689      50,094        35,824

Net assets, beginning of period                            -             -               -            -           -             -
                                                ----------------------------------------------------------------------------------

Net assets, end of period                        $     3,665    $    7,898    $      5,302    $   4,689  $   50,094     $  35,824
                                                ==================================================================================


                                                                         GOLDMAN SACHS
                                                -----------------------------------------------------------
                                                        GLOBAL               CORE               MID CAP
                                                        INCOME            SMALL CAP             EQUITY              TOTAL
                                                ------------------- -------------------  ------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $             (50)   $           2,065    $          1,834    $        7,286,322
                                                ---------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                         346                 664                 122            31,367,255
  Transfers between investment
   sub-accounts and general account, net                     8,465              18,678              13,988                (9,630)
  Surrenders and lapses                                          -                   -                   -              (766,887)
  Death benefits                                                 -                   -                   -               (17,358)
  Loan collateral interest received                              -                   -                   -                 9,781
  Transfers for policy loans                                     -                   -                   -              (935,509)
  Cost of insurance and administrative charges                (127)               (362)               (562)           (4,885,378)
  Miscellaneous                                                 67                   1                   -               (47,977)
                                                ---------------------------------------------------------------------------------

  Total capital transactions                                 8,751              18,981              13,548            24,714,297
                                                ---------------------------------------------------------------------------------

Increase in net assets                                       8,701              21,046              15,382            32,000,619

Net assets, beginning of period                                  -                   -                   -            29,202,591
                                                ---------------------------------------------------------------------------------

Net assets, end of period                        $           8,701   $          21,046    $         15,382    $       61,203,210
                                                =================================================================================

  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             MARKET STREET FUND
                                                -------------------------------------------------------------------------
                                                    MONEY                        AGGRESSIVE
                                                    MARKET          GROWTH         GROWTH        MANAGED        BOND
                                                ---------------  -------------  ------------  -------------  ------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $      108,992   $    574,006   $    61,860    $   117,242   $    19,719
                                                -------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                              14,928,533      1,666,786       226,537        291,903       117,811
  Transfers between investment
   sub-accounts and general account, net           (11,556,251)     2,658,992       304,863        252,090       250,863
  Surrenders and lapses                                (35,239)       (16,526)       (3,762)        (7,277)       (2,819)
  Death benefits                                             -        (16,352)            -              -             -
  Loan collateral interest received                          -             62             -              -             -
  Transfers for policy loans                                 -       ( 12,082)          (47)             -             -
  Cost of insurance and administrative charges        (632,456)      (368,354)      (52,706)      (103,982)      (33,934)
  Miscellaneous                                         (1,308)         4,519           158           (328)          (11)
                                                -------------------------------------------------------------------------

  Total capital transactions                         2,703,279      3,917,045       475,043        432,406       331,910
                                                -------------------------------------------------------------------------

Increase in net assets                               2,812,271      4,491,051       536,903        549,648       351,629

Net assets, beginning of period                      1,131,637        851,877       105,530        417,105        79,850
                                                -------------------------------------------------------------------------

Net assets, end of period                       $    3,943,908   $  5,342,928   $   642,433    $   966,753   $   431,479
                                                =========================================================================


                                                          MARKET STREET FUND                        ALGER AMERICAN
                                                ------------------------------------------------------------------------------------
                                                                        SENTINEL
                                                  INTERNATIONAL          GROWTH               GROWTH               SMALL CAP
                                                ------------------  -----------------  ---------------------  ----------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $         23,137    $        59,192    $           223,550    $           210,360
                                                ------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                    333,866            200,093                726,590              1,015,432
  Transfers between investment
   sub-accounts and general account, net                  372,293            310,212                755,142              1,179,593
  Surrenders and lapses                                    (3,213)            (1,141)                (6,060)               (19,896)
  Death benefits                                                -                  -                      -                   (830)
  Loan collateral interest received                             -                  9                     91                     93
  Transfers for policy loans                                 (845)              (437)                (9,340)               (14,708)
  Cost of insurance and administrative charges            (82,909)           (37,403)              (174,005)              (238,728)
  Miscellaneous                                            (1,222)             3,791                    246                   (388)
                                                ------------------------------------------------------------------------------------

  Total capital transactions                              617,970            475,124              1,292,664              1,920,568
                                                ------------------------------------------------------------------------------------

Increase in net assets                                    641,107            534,316              1,516,214              2,130,928

Net assets, beginning of period                           264,228             92,137                561,650                618,383
                                                ------------------------------------------------------------------------------------

Net assets, end of period                        $        905,335    $       626,453    $         2,077,864    $         2,749,311
                                                ====================================================================================

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
        (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                   VIPF
                                                   -------------------------------------------------------------------
                                                       EQUITY -                                              HIGH
                                                       INCOME          OVERSEAS           GROWTH            INCOME
                                                   --------------   ---------------    -------------    --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $     626,706    $       25,712     $    341,530     $      85,662
                                                   -------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 1,350,368           421,824        1,240,642           273,306
  Transfers between investment
   sub-accounts and general account, net               1,824,653           715,582        1,471,895           690,283
  Surrenders and lapses                                  (15,710)           (3,305)         (15,336)           (2,774)
  Death benefits                                             -                (295)            (879)              -
  Loan collateral interest received                          390               101              115                12
  Transfers for policy loans                             (27,151)           (8,820)         (15,684)           (1,157)
  Cost of insurance and administrative charges          (363,378)          (92,839)        (274,427)          (61,178)
  Miscellaneous                                               89             2,820            1,042               511
                                                   -------------------------------------------------------------------

  Total capital transactions                           2,769,261         1,035,068        2,407,368           899,003
                                                   -------------------------------------------------------------------

Increase in net assets                                 3,395,967         1,060,780        2,748,898           984,665

Net assets, beginning of period                        1,314,531           200,505          677,987           171,338
                                                   -------------------------------------------------------------------

Net assets, end of period                          $   4,710,498    $    1,261,285     $  3,426,885     $   1,156,003
                                                   ===================================================================

                                                              VIPF
                                                   --------------------------
                                                      CONTRA         INDEX
                                                       FUND           500             TOTAL
                                                   -----------    -----------    ---------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    7,280     $   16,797     $   2,501,745
                                                   ---------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 90,825        112,247        22,996,763
  Transfers between investment
   sub-accounts and general account, net              331,696        436,969            (1,125)
  Surrenders and lapses                                  (489)          (322)         (133,869)
  Death benefits                                          -              -             (18,356)
  Loan collateral interest received                       -              -                 873
  Transfers for policy loans                             (201)           -             (90,472)
  Cost of insurance and administrative charges        (12,527)       (19,167)       (2,547,993)
  Miscellaneous                                           462         (2,114)            8,267
                                                   ---------------------------------------------

  Total capital transactions                          409,766        527,613        20,214,088
                                                   ---------------------------------------------

Increase in net assets                                417,046        544,410        22,715,833

Net assets, beginning of period                           -              -           6,486,758
                                                   ---------------------------------------------

Net assets, end of period                          $  417,046     $  544,410     $  29,202,591
                                                   =============================================

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
        (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

             FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996


                                                                       MARKET STREET FUND
                                                   ---------------------------------------------------------
                                                      MONEY                      AGGRESSIVE
                                                      MARKET        GROWTH         GROWTH         MANAGED
                                                   ------------   -----------    -----------    ------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    24,009    $   42,972     $   5,486      $      588
                                                   ---------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                               5,500,094       210,351        40,861          49,310
  National Life contributions                              -             -             -               -
  Transfers between investment
   sub-accounts, net                                (4,100,684)      639,915        64,732         369,030
  Surrenders and lapses                                   (127)         (315)          (47)            -
  Cost of insurance and administrative charges        (290,783)      (41,128)       (5,468)         (7,856)
  Miscellaneous                                           (872)           82           (34)          6,033
                                                   ---------------------------------------------------------

  Total capital transactions                         1,107,628       808,905       100,044         416,517
                                                   ---------------------------------------------------------

Increase in net assets                               1,131,637       851,877       105,530         417,105

Net assets, beginning of period                            -             -             -               -
                                                   ---------------------------------------------------------

Net assets, end of period                          $ 1,131,637    $  851,877     $ 105,530      $  417,105
                                                   =========================================================

                                                             MARKET STREET FUND
                                                   ---------------------------------------
                                                                                 SENTINEL
                                                      BOND      INTERNATIONAL     GROWTH
                                                   ----------   -------------   ----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $     961    $     8,709     $   5,900
                                                   ---------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 8,079         65,892        14,470
  National Life contributions                            -              -             -
  Transfers between investment
   sub-accounts, net                                  73,513        203,603        77,833
  Surrenders and lapses                                  (51)           (56)          -
  Cost of insurance and administrative charges        (2,613)       (14,118)       (6,068)
  Miscellaneous                                          (39)           198             2
                                                   ---------------------------------------

  Total capital transactions                          78,889        255,519        86,237
                                                   ---------------------------------------

Increase in net assets                                79,850        264,228        92,137

Net assets, beginning of period                          -              -             -
                                                   ---------------------------------------

Net assets, end of period                          $  79,850    $   264,228     $  92,137
                                                   =======================================

  The accompanying notes are an intergral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
        (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

             FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996


                                                                              VIPF
                                                   ---------------------------------------------------------
                                                      EQUITY -                                       HIGH
                                                      INCOME         OVERSEAS       GROWTH          INCOME
                                                   -------------   ------------   -----------    -----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $     57,035    $    9,074     $   20,891     $    3,933
                                                   ---------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                  230,608        52,178        200,316         51,019
  National Life contributions                               -             -              -              -
  Transfers between investment
   sub-accounts, net                                  1,062,706       149,481        493,808        121,155
  Surrenders and lapses                                    (767)          (77)          (608)           (63)
  Cost of insurance and administrative charges          (36,513)      (10,135)       (37,565)        (4,878)
  Miscellaneous                                           1,462           (16)         1,145            172
                                                   ---------------------------------------------------------

  Total capital transactions                          1,257,496       191,431        657,096        167,405
                                                   ---------------------------------------------------------

Increase in net assets                                1,314,531       200,505        677,987        171,338

Net assets, beginning of period                             -             -              -              -
                                                   ---------------------------------------------------------

Net assets, end of period                          $  1,314,531    $  200,505     $  677,987     $  171,338
                                                   =========================================================

                                                           ALGER AMERICAN
                                                   ------------------------------

                                                      GROWTH         SMALL CAP           TOTAL
                                                   ------------    --------------    -------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    24,906     $       75        $    204,539
                                                   -----------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 171,670        203,653           6,798,501
  National Life contributions                              -              -                   -
  Transfers between investment
   sub-accounts, net                                   394,402        450,506                 -
  Surrenders and lapses                                   (103)          (636)             (2,850)
  Cost of insurance and administrative charges         (29,318)       (34,969)           (521,412)
  Miscellaneous                                             93           (246)              7,980
                                                   -----------------------------------------------

  Total capital transactions                           536,744        618,308           6,282,219
                                                   -----------------------------------------------

Increase in net assets                                 561,650        618,383           6,486,758

Net assets, beginning of period                            -              -                   -
                                                   -----------------------------------------------

Net assets, end of period                          $   561,650     $  618,383        $  6,486,758
                                                   ===============================================

  The accompanying notes are an intergral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
(A Segment within a Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios.

National Life maintains two segments within the Variable Account. The Varitrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Builder Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Builder.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc., Alger American Fund, Variable Insurance Products Fund (VIPF), American Century, JP Morgan, Strong Capital, Neuberger & Berman and Goldman Sachs. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the Market Street Fund Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-six sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Fund Money Market, Market Street Fund Growth (formerly Market Street Fund Common Stock), Market Street Fund Aggressive Growth, Market Street Fund Managed, Market Street Fund Bond, Market Street Fund International, Market Street Fund Sentinel Growth, Alger American Growth, Alger American Small Capitalization, VIPF Equity-Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Contra, VIPF Index 500, American Century Value, American Century Income & Growth, JP Morgan International Opportunities, JP Morgan Small Company, Strong Capital Management Opportunity II, Strong Capital Management Growth II, Neuberger & Berman Partners, Goldman Sachs International Equity, Goldman Sachs Global Income, Goldman Sachs CORE Small Cap Equity, and Goldman Sachs Mid Cap Equity Fund (the Portfolios). The American Century, JP Morgan, Strong Capital, Neuberger & Berman, and Goldman Sachs mutual fund portfolios were added to the Segment in 1998. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the average cost method prior to 1998. Effective January 1, 1998, the Variable Account changed its method of calculating the cost of investments sold from the average cost method to the first in, first out method (FIFO). Management believes FIFO better matches policyholder and sub-account investment activity. This change had no impact on the results of operations for 1998 or prior years, and no impact on the unit value reported within each of the sub-accounts. Management also believes it would be impractical to calculate the cumulative effect of this change on previously reported realized and unrealized gains and losses; however, during 1998 the change increased net realized gains by $ 176,300 and decreased net unrealized gains by the same amount.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

National Life deducts a daily charge from the Segment based on an annual rate of
 .9% of each sub-account's net asset value for its assumption of mortality and expense risks. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 1998 are set forth below:

Portfolio                                                                        Shares                         Cost
---------                                                                        ------                         ----

Market Street Fund Money Market                                                 5,094,709                    $ 5,094,709
Market Street Fund Growth                                                         566,283                      9,897,723
Market Street Fund Aggressive Growth                                               61,412                      1,261,461
Market Street Fund Managed                                                         69,901                      1,144,010
Market Street Fund Bond                                                            89,336                        979,357
Market Street Fund International                                                  139,234                      1,884,776
Market Street Fund Sentinel Growth                                                113,498                      1,390,691
Alger American Growth                                                              93,334                      4,010,622
Alger American Small Capitalization                                               111,415                      4,600,498
VIPF Equity-Income                                                                337,825                      7,874,472
VIPF Overseas                                                                     118,306                      2,282,742
VIPF Growth                                                                       159,842                      5,720,656
VIPF High Income                                                                  182,132                      2,254,143
VIPF Contra                                                                        75,802                      1,582,330
VIPF Index 500                                                                     43,738                      5,502,149
American Century Value                                                              5,171                         33,377
American Century Income & Growth                                                   14,584                         91,410
JP Morgan International Opportunities                                                 348                          3,608
JP Morgan Small Company                                                               666                          7,471
Strong Capital Management Opportunity II                                              244                          5,104
Strong Capital Management Growth II                                                   293                          4,003
Neuberger & Berman Partners                                                         2,646                         47,326
Goldman Sachs International Equity                                                  3,008                         34,180
Goldman Sachs Global Income                                                           843                          8,679
Goldman Sachs CORE Small Cap Equity                                                 2,328                         19,117
Goldman Sachs Mid Cap Equity Fund                                                   1,795                         13,689
                                                                                                             -----------
Total                                                                                                        $55,748,303
                                                                                                             ===========

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 1998 aggregated the following:

Portfolio                                                                     Purchases                        Proceeds
---------                                                                     ---------                        --------
Market Street Fund Money Market                                              $ 24,249,861                   $ 23,099,060
Market Street Fund Growth                                                       7,016,395                      1,948,139
Market Street Fund Aggressive Growth                                            1,058,079                        395,361
Market Street Fund Managed                                                        803,159                        593,923
Market Street Fund Bond                                                           737,068                        182,498
Market Street Fund International                                                1,392,799                        406,640
Market Street Fund Sentinel Growth                                              1,175,973                        321,959
Alger American Growth                                                           2,853,026                        856,648
Alger American Small Capitalization                                             2,887,826                        885,501
VIPF Equity-Income                                                              5,208,439                      1,746,098
VIPF Overseas                                                                   1,478,620                        460,020
VIPF Growth                                                                     3,717,103                      1,271,045
VIPF High Income                                                                1,604,969                        409,727
VIPF Contra                                                                     1,427,285                        275,166
VIPF Index 500                                                                  5,844,437                        988,257
American Century Value                                                             48,082                         15,673
American Century Income & Growth                                                   99,917                         10,035
JP Morgan International Opportunities                                              10,412                          6,873
JP Morgan Small Company                                                            10,177                          2,734
Strong Capital Management Opportunity II                                            5,651                            577
Strong Capital Management Growth II                                                 4,222                            262
Neuberger & Berman Partners                                                        57,161                         10,400
Goldman Sachs International Equity                                                 37,539                          3,523
Goldman Sachs Global Income                                                        22,709                         13,870
Goldman Sachs CORE Small Cap Equity                                                19,826                            805
Goldman Sachs Mid Cap Equity Fund                                                  14,226                            591


NOTE 6 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

                                    VARITRAK
                        VARIABLE UNIVERSAL LIFE INSURANCE

                               P R O S P E C T U S

                                DATED MAY 1, 1999

NATIONAL LIFE INSURANCE COMPANY                                          Home Office: National Life Drive, Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT                                                                   Telephone: (800) 537-7003

         This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy. This Prospectus offers the policy only in the State of New York.

         We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account has twenty-six subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:



------------------------------------------------------------------------------------------------------------------------------------
                                      VARIABLE INSURANCE PRODUCTS      AMERICAN CENTURY VARIABLE      GOLDMAN SACHS VARIABLE
MARKET STREET FUND, INC.              FUND AND                         PORTFOLIOS, INC.               INSURANCE TRUST
                                      VARIABLE INSURANCE PRODUCTS
                                      FUND II
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO*          GROWTH PORTFOLIO                 VP INCOME & GROWTH             CORE SMALL CAP EQUITY
BOND PORTFOLIO*                       HIGH INCOME PORTFOLIO            VP VALUE                       GLOBAL INCOME
GROWTH PORTFOLIO*                     EQUITY INCOME PORTFOLIO                                         INTERNATIONAL EQUITY
INTERNATIONAL PORTFOLIO+              OVERSEAS PORTFOLIO                                              MID CAP VALUE
MANAGED PORTFOLIO*                    INDEX 500 PORTFOLIO
MONEY MARKET PORTFOLIO*               CONTRAFUND PORTFOLIO
SENTINEL GROWTH PORTFOLIO*

*Managed by Sentinel Advisors         Managed by Fidelity Investments  Managed by American Century    Managed by Goldman Sachs
Company                                                                Investment Management, Inc.    Asset Management & Goldman
+Managed by Provident Mutual                                                                          Sachs Asset Management
Investment Management Company                                                                         International

------------------------------------------------------------------------------------------------------------------------------------
                                      NEUBERGER BERMAN ADVISERS        STRONG VARIABLE INSURANCE      ALGER AMERICAN FUND
J.P. MORGAN SERIES TRUST II           MANAGEMENT TRUST                 FUNDS, INC. AND STRONG
                                                                       OPPORTUNITY FUND II
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INTERNATIONAL OPPORTUNITIES           PARTNERS PORTFOLIO               MID CAP GROWTH                 SMALL CAPITALIZATION
SMALL COMPANY                                                          OPPORTUNITY FUND II            GROWTH

Managed by J. P. Morgan Investment    Managed by Neuberger Berman      Managed by Strong Capital      Managed by Fred Alger
Management, Inc.                      Management, Inc.                 Management, Inc.               Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------


The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid.

You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due.

We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                                                            PAGE
Summary Description of the Policy.........................................................................
         The Policy ......................................................................................
         The Separate Account.............................................................................
         Availability of Policy...........................................................................
         The Death Benefit................................................................................
         Flexibility to Adjust Amount of Death Benefit....................................................
         Accumulated Value................................................................................
         Allocation of Net Premiums.......................................................................
         Transfers........................................................................................
         Free-Look Privilege..............................................................................
         Charges Assessed in Connection with the Policy...................................................
         Loan Privilege...................................................................................
         Withdrawal of Cash Surrender Value...............................................................
         Surrender of the Policy..........................................................................
         Available Automated Fund Management Features.....................................................
         Tax Treatment....................................................................................
         Other Policies
         Illustrations....................................................................................
         Questions

National Life Insurance Company, The Separate Account, and The Funds......................................
         National Life Insurance Company..................................................................
         The Separate Account.............................................................................
         The Market Street Fund...........................................................................
         Variable Insurance Products Fund and Variable Insurance Products Fund II.........................
         Alger American Fund..............................................................................
         American Century Variable Portfolios, Inc........................................................
         Goldman Sachs Variable Insurance Trust...........................................................
         J.P. Morgan Series Trust II......................................................................
         Neuberger Berman Advisers Management Trust.......................................................
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund, Inc...........................
         Other Information................................................................................
         The General Account..............................................................................

Detailed Description of Policy Provisions.................................................................
         Death Benefit....................................................................................
         Ability to Adjust Face Amount....................................................................
         How the Duration of the Policy May Vary..........................................................
         Accumulated Value................................................................................
         Payment and Allocation of Premiums...............................................................

Charges and Deductions....................................................................................
         Premium Tax Charge...............................................................................
         Surrender Charge.................................................................................
         Monthly Deductions...............................................................................
         Mortality and Expense Risk Charge................................................................
         Withdrawal Charge................................................................................
         Transfer Charge..................................................................................
         Projection Report Charge.........................................................................
         Other Charges....................................................................................

Policy Rights and Privileges..............................................................................
         Loan Privileges..................................................................................
         Surrender Privilege..............................................................................
         Withdrawal of Cash Surrender Value...............................................................
         Free-Look Privilege..............................................................................
         Telephone Transaction Privilege..................................................................
         Other Transfer Rights............................................................................
         Available Automated Fund Management Features.....................................................
         Policy Rights Under Certain Plans................................................................

The General Account.......................................................................................
         Minimum Guaranteed and Current Interest Rates....................................................
         Transfers from General Account...................................................................

Other Policy Provisions...................................................................................
Optional Benefits.........................................................................................
Federal Income Tax Considerations.........................................................................
         Introduction.....................................................................................
         Tax Status of the Policy.........................................................................
         Tax Treatment of Policy Benefits.................................................................
         Special Rules for Employee Benefit Plans.........................................................
         Possible Tax Law Changes.........................................................................
         Possible Charges for National Life's Taxes.......................................................

Policies Issued in Conjunction with Employee Benefit Plans................................................
Legal Developments Regarding Unisex Actuarial Tables......................................................
Voting Rights.............................................................................................
Changes in Applicable Law, Funding and Otherwise..........................................................
Officers and Directors of National Life...................................................................
Distribution of Policies..................................................................................
Policy Reports    ........................................................................................
State Regulation..........................................................................................
Insurance Marketplace Standards Association...............................................................
Preparing for Year 2000...................................................................................
Experts...................................................................................................
Legal Matters.............................................................................................
Financial Statements......................................................................................
Glossary..................................................................................................

Appendix A-Illustration of Death Benefits, Accumulated Values and
         Cash Surrender Values............................................................................   A-1

Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales
         Charges..........................................................................................   B-1

Financial Statements......................................................................................   F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

      You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on pages to .

THE POLICY

      National Life Insurance Company issues the VariTrak variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

         (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

         (2)      A cash surrender value;

         (3)      Surrender and withdrawal rights and policy loan privileges;
                  and


         (4) A variety of additional insurance benefits. (Where provided by optional riders, so long as these riders remain in force).


         This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis. The policy matures, resulting in payment of cash surrender value, when the insured reaches age 99.


         There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.


         Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the Duration of the Policy May Vary," page .


        Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if you have paid at least the Minimum Guarantee Premium, until the later of 20 years from the date the policy is issued or the insured person attains age 70. See "Optional Benefits - Guaranteed Death Benefit Rider," page .

         If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

         The separate account is divided into subaccounts, 26 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "National Life Insurance Company, the Separate Account, and the Funds," page .

         We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

         We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:

    -    Preferred Nonsmoker

    -    Standard Nonsmoker

    -    Smoker


    -    Juvenile, or


    -    Substandard.

See "Issuance of a Policy," Page .

THE DEATH BENEFIT


         As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be increased by any additional benefits provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.


         There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

      If you choose death benefit Option A, the death benefit will be based on the greater of :

      (a)      the face amount, or

      (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose death benefit Option B, the death benefit will be based on the greater of:

(a)      the face amount plus the Accumulated Value, or

(b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page ___.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

         After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page ___, and "Ability to Adjust Face Amount," Page ___.)

         Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page ___.)

         If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page .)

         The Accumulated Value in the separate account will reflect:

    -    the investment performance of your chosen funds

    -    premiums paid

    -    transfers

    -    withdrawals

    -    policy loans

    -    loan repayments


    -    loan interest charged, and


    -    the charges assessed in connection with the policy.

         We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page ___.)


         The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.


ALLOCATION OF PREMIUMS

         You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 26 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.


         We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount

(including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums,"
Page ___.)


TRANSFERS

         You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 and 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," page .

FREE-LOOK PRIVILEGE


         The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:


(a)      45 days after you sign Part A of your application for the Policy

(b)      10 days after you receive the Policy, and

(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right,

or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page .)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

         Summary of Policy Expenses.


           TRANSACTION EXPENSES
                Premium Tax (as a percentage of premiums paid).............     3.25%
                Sales Load Imposed on Purchases............................     NONE
                Surrender Charge...........................................     See page __
                Withdrawal Charge..........................................     Lesser of 2% of amounts withdrawn or $25
                Transfer Charge............................................     NONE*


- We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of twelve transfers in any one year.


            SEPARATE ACCOUNT AND POLICY CHARGES
                Mortality and Expense Risk Charge (deducted daily).........     0.90% (as a percentage of separate account
                                                                                Accumulated Value)
                Cost of Insurance Charge (deducted monthly)................     Varies by age, sex, Rate Class, policy size and
                                                                                duration of the policy-See page __
                Administrative Charge (deducted monthly)...................     $90 per year
                Rider Charges (deducted monthly)...........................     See "Optional Benefits" on page for charges for
                                                                                optional riders you may choose to include in your
                                                                                policy


ANNUAL EXPENSES OF UNDERLYING FUNDS(1) (for the year ended December 31, 1998):

ANNUAL EXPENSES OF UNDERLYING FUNDS(1) (for the year ended December 31, 1998):


                                                               Management         Other            Total
                                                               Fee, after       Expenses,        Expenses,
                                                                expense       after expense    after expense
                                                             reimbursement    reimbursement    reimbursement
     Market Street Fund, Inc.:
         Money Market Portfolio                                  0.25%            0.15%            0.40%
         Bond Portfolio                                          0.35%            0.18%            0.53%
         Managed Portfolio                                       0.40%            0.17%            0.57%
         Aggressive Growth Portfolio                             0.41%            0.20%            0.61%
         International Portfolio                                 0.75%            0.25%            1.00%
         Growth Portfolio                                        0.32%            0.14%            0.46%
         Sentinel Growth Portfolio                               0.50%            0.32%            0.82%

     Alger:
         Alger American Growth Portfolio                         0.75%            0.04%            0.79%
         Alger American Small Capitalization                     0.85%            0.04%            0.89%

     American Century Variable
     Portfolios, Inc.
         VP Value Portfolio                                      1.00%            0.00%            1.00%
         VP Income & Growth Portfolio                            0.70%            0.00%            0.70%

     Fidelity: Variable Insurance Products Fund I
         Equity Income Portfolio                                 0.49%            0.08%            0.57%
         Growth Portfolio                                        0.59%            0.07%            0.66%
         High Income Portfolio                                   0.58%            0.12%            0.70%
         Overseas Portfolio                                      0.74%            0.15%            0.89%

     Fidelity: Variable Insurance Products Fund II
         Index 500 Portfolio                                     0.24%            0.04%            0.28%
         Contrafund Portfolio                                    0.59%            0.07%            0.66%

     Goldman Sachs Variable Insurance Trust
         International Equity Fund                               1.00%            0.25%            1.25%
         Global Income Fund                                      0.90%            0.15%            1.05%
         CORE Small Cap Equity Fund                              0.75%            0.15%            0.90%
         Mid Cap Value Fund                                      0.80%            0.15%            0.95%

     J.P. Morgan Series Trust II
         International Opportunities Portfolio                   0.60%            0.60%            1.20%
         Small Company Portfolio                                 0.60%            0.55%            1.15%

     Neuberger Berman Advisers Management Trust
         Partners Portfolio                                      0.78%            0.06%            0.84%

     Strong Variable Insurance Funds, Inc.
         Mid Cap Growth                                          1.00%            0.20%            1.20%

     Strong Opportunity Fund II                                  1.00%            0.20%            1.20%

         (1) The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it. In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:


                                                                  MANAGEMENT      OTHER           TOTAL MUTUAL
                                                                  FEES            EXPENSES        FUND EXPENSES
Fidelity VIP Fund-Equity Income Portfolio                        0.49%            0.09%            0.58%
Fidelity VIP Fund-Growth Portfolio                               0.59%            0.09%            0.68%
Fidelity VIP Fund-Overseas Portfolio                             0.74%            0.17%            0.91%
Fidelity VIP Fund II-Index 500 Portfolio                         0.24%            0.11%            0.35%
Fidelity VIP Fund II-Contrafund Portfolio                        0.59%            0.11%            0.70%
Market Street Growth Portfolio                                   0.32%            0.15%            0.47%
Market Street Sentinel Growth Portfolio                          0.50%            0.33%            0.83%
Market Street Aggressive Growth Portfolio                        0.41%            0.21%            0.62%
Market Street Managed Portfolio                                  0.40%            0.18%            0.58%
Market Street Bond Portfolio                                     0.35%            0.20%            0.55%
Market Street Money Market Portfolio                             0.25%            0.17%            0.42%
Strong Mid Cap Growth Fund                                       1.00%            0.60%            1.60%
Goldman Sachs International Equity                               1.00%            1.97%            2.97%
Goldman Sachs Global Income                                      0.90%            2.40%            3.30%
Goldman Sachs CORE Small Cap Equity                              0.75%            3.17%            3.92%
Goldman Sachs Mid Cap Value                                      0.80%            0.57%            1.37%
J.P. Morgan International Opportunities                          0.60%            2.66%            3.26%
J.P. Morgan Small Company                                        0.60%            2.83%            3.43%



         We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

         Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page .)

         Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

    (a)  the monthly cost of insurance charge

    (b)  the monthly administrative charge, and

    (c)  if applicable, a charge for any additional benefits added by rider.


         We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page .)



         The monthly administrative charge is currently $7.50. (See "Monthly Administrative Charge," Page .)



         After 10 years, we will credit a separate account enhancement under which the Monthly Deductions are reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Separate Account Enhancement," Page .) The separate account enhancement is guaranteed.

         Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page .)

         The deferred administrative charge is generally initially $2 per $1,000 of initial fare amount (lower for insured people under 25 years old at issue). After the first five years, the deferred administrative charge declines linearly by month until the end of the fifteenth year, when it becomes zero.

         We calculate the deferred sales charge individually for each policy, based on its surrender charge target premium. The surrender charge target premium is based on the initial face amount, and the age, sex and rate class of the insured person. It is used solely for the purpose of calculating the deferred sales charge. Your surrender charge target premium will be shown in your Policy.

         The deferred sales charge is equal to the lesser of:

         (a) 30% of the premiums received up to one surrender charge target premium, plus 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus 9% of all premiums paid in excess of twice this amount,

                  or


        (b) the maximum deferred sales charge, which is based on the initial face amount, and the age, sex and rate class of the insured person. The maximum deferred sales charge, which will be shown in your policy, is level for the first five years, and then declines linearly by month through the end of the fifteenth year, when it becomes zero.



      Appendix B to this Prospectus contains a table showing the surrender charge target premium and the maximum deferred sales charge for male and female nonsmokers and smokers of each age at the time a policy is issued, expressed as a dollar amount per $1000 of initial face amount.


      Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page .)

      Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page .)

      Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of

$25 for each transfer in excess of twelve transfers in any one year. (See "Transfer Charge," Page ___.)

      Projection Report Charge. If you request a projection report, we may impose a charge, not to exceed $25. (See "Projection Report Charge," Page __.)

      Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE


         After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.


         We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.


         We will credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. We also currently plan to make preferred loans available when the insured person is 65 years old or a policy is 20 years old, whichever is later. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page ___.)


         Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

WITHDRAWAL OF CASH SURRENDER VALUE


         After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page ___.)


SURRENDER OF THE POLICY

         You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page ___.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page ___.

TAX TREATMENT

         Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the
Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page ___.)

         A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page ___.)

         If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page ___.)

OTHER POLICIES

      We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

         Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

         These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

      If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

      NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY


         National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1998, National Life's consolidated assets were over $9 billion. (See "Financial Statements," Page F-1.)


THE SEPARATE ACCOUNT

         We established the Separate Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.

         The Separate Account's assets are the property of National Life. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

         The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.

         You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16.

THE MARKET STREET FUND

         The Growth, Sentinel Growth, Aggressive Growth, Bond, Managed, International, and Money Market Subaccounts of the Separate Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Separate Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

         The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

         The Sentinel Growth Portfolio. The Sentinel Growth Portfolio seeks long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

         The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

         The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

         The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

         The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

         Sentinel Advisors Company ("SAC") manages the Growth, Sentinel Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios. SAC is registered as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. The International Portfolio is advised by Providentmutual Investment Management Company ("PIMC"), which is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. PIMC has employed The Boston Company Asset Management, Inc. to provide investment advisory services to the International Portfolio.

         A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.

    VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

      The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund or VIP Fund II. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.


         The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Index 500 and Contrafund Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.


      The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.


     Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). MFR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.



     Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.



     High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.



     Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.



     Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.



     Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.


         A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.

ALGER AMERICAN FUND


      The Separate Account has two Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. Like the Market Street Fund and the VIP Fund, the Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge


      The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that either Portfolio will achieve its stated objective.


     Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.



     Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


      The Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio are managed by Fred Alger Management, Inc.

      A full description of the Alger American Fund, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectus for the Alger American Fund.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

      VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

      VP Income & Growth. To seek dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

         The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

           The Separate Account has four Subaccounts which invest exclusively in shares of the following four Funds of Goldman Sachs Variable Insurance Trust:

- the International Equity Fund
- the Global Income Fund
- the CORE Small Cap Equity Fund, and

- the Mid Cap Value Fund.



        Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") is registered with the SEC as an open-end management investment company that offers shares in several investment mutual funds ("Funds"). Each Fund, except the Global Income Fund, is a diversified investment company. Goldman Sachs Asset Management acts as investment adviser for the Goldman Sachs VIT CORE Small Cap Equity and Mid Cap Value Funds. Goldman Sachs Asset Management International acts as investment adviser for the Goldman Sachs VIT International Equity and Global Income Funds.



        Goldman Sachs VIT International Equity Fund. Seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.



        Goldman Sachs VIT Global Income Fund. Seeks a high-total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.



        Goldman Sachs VIT CORE Small Cap Equity Fund. Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



        Goldman Sachs VIT Mid Cap Value Fund*. Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).



*Effective May 1, 1999 the Goldman Sachs VIT Mid Cap Equity Fund will be renamed the Goldman Sachs VIT Mid Cap Value Fund


J.P. MORGAN SERIES TRUST II


      The Separate Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.


      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

      J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

      J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

      The J.P. Morgan International Opportunities Portfolio and the J.P.
Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST



     The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.



     The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that the Portfolio will achieve its stated objective.



     Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.



        The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser. A full description of this Portfolio, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger Berman Advisers Management Trust.


STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.


      The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth, a series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.


      Mid Cap Growth. This Portfolio seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.


      Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.


      The Mid Cap Growth series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.



      A full description of the Mid Cap Growth series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Mid Cap Growth and Strong Opportunity Fund II, Inc.


OTHER INFORMATION

      Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us.

      Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

      Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

            Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

            Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

            The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

            In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.


Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Separate Account since the inception of the Subaccounts through December 31, 1998. With respect to the Subaccounts of the Market Street Fund, the Variable Insurance Products Fund, the Variable Insurance Products Fund II and the Alger American Fund, the inception date of the Subaccounts is March 13, 1996, the date that the Policies were first offered. With respect to the Subaccounts of the American Century Variable Portfolios, Inc., the Goldman Sachs Variable Insurance Trust, the J.P. Morgan Series Trust II, the Neuberger Berman Advisers Management Trust, the Strong Variable Insurance Funds, Inc. and the Strong Opportunity Fund II, Inc., the inception date of the Subaccounts is August 3, 1998.



      The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges which will significantly reduce the returns.



Returns are not annualized for periods under one year.




STATEMENT OF NET INVESTMENT RETURNS

                              Date
                              Subaccount                       Calendar Year
                              Effective   1998  1997   1996  1995  1994  1993  1992 1991  1990  1989
Market Street Fund, Inc.
   Money Market Portfolio     3/13/96     4.4%  4.4%   3.4%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Bond Portfolio             3/13/96     7.3%  8.5%   2.8%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Managed Portfolio          3/13/96     11.5% 20.2%  8.4%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Aggressive Growth
   Portfolio                  3/13/96     6.9%  20.1%  13.3% N/A   N/A   N/A   N/A  N/A   N/A   N/A
   International Portfolio    3/13/96     9.2%  8.7%   9.9%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Growth Portfolio           3/18/96     12.5% 26.3%  13.4% N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Sentinel Growth Portfolio  3/18/96     14.4% 30.4%  10.6% N/A   N/A   N/A   N/A  N/A   N/A   N/A

Alger
   Alger American Growth
   Portfolio                  3/13/96     46.8% 24.6%  6.9%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Alger American Small
   Capitalization             3/13/96     14.5% 10.4%  0.5%  N/A   N/A   N/A   N/A  N/A   N/A   N/A

American Century Variable
Portfolios, Inc.
   VP Value Portfolio         8/3/98      4.3%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
   VP Income & Growth
   Portfolio                  8/3/98      9.9%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A

Fidelity: Variable Insurance
Products Fund I
   Growth                     3/13/96     38.2% 22.4%  9.1%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   High Income                3/13/96     -5.2% 16.6%  9.6%  N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Equity Income              3/13/96     10.6% 27.0%  10.2% N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Overseas                   3/13/96     11.7% 10.6%  11.5% N/A   N/A   N/A   N/A  N/A   N/A   N/A

Fidelity: Variable Insurance
Products Fund II
   Index 500                  5/1/97      27.2% 21.9%  N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Contrafund                 5/1/97      28.8% -30.3% N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A

Goldman Sachs Variable
Insurance Trust
   International Equity Fund  8/3/98      1.3%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Global Income Fund         8/3/98      4.1%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
   CORE Small Cap Equity
   Fund                       8/3/98      -5.3% N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Mid Cap Value Fund         8/3/98      -1.0% N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A

J.P. Morgan Series Trust II
   International
   Opportunities Portfolio    8/3/98      -2.9% N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
   Small Company Portfolio    8/3/98      0.0%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A

Neuberger Berman Advisers     8/3/98      2.1%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A
Management Trust
   Partners Portfolio

Strong Variable Insurance
Funds, Inc. Mid Cap Growth
Fund                          8/3/98      13.2% N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A

Strong Opportunity Fund II    8/3/98      4.2%  N/A    N/A   N/A   N/A   N/A   N/A  N/A   N/A   N/A


  THE GENERAL ACCOUNT

            For information on the General Account, see page .

                    DETAILED DESCRIPTION OF POLICY PROVISIONS

  DEATH BENEFIT


            General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page .) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.


            Death Benefit Options. The Policy provides two Death Benefit
      Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page .

            Option A. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy, and


(b) the Accumulated Value multiplied by the specified percentage shown in the table below:


         Attained Age         Percentage                      Attained Age      Percentage
         ------------         ----------                      ------------      ----------
         40 and under         250%                            60                130%
            45                215%                            65                120%
            50                185%                            70                115%
            55                150%                            75  and over      105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

      Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.


      Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an

Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000, and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).

      Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

      Option B. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy plus the Accumulated Value, and


(b) the Accumulated Value multiplied by the specified percentage shown in the table above.


      Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.


      Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.


      Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

      Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.


        On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.



On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page .)

      How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT


        You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page .) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.


        Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

        On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

        An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page .)


         Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.


        A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

        For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

            (a) first, the increase in Face Amount provided by the most recent increase;

            (b) then the next most recent increases, in inverse chronological order; and finally

            (c)   the Initial Face Amount.

HOW THE DURATION OF THE POLICY MAY VARY

         Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page .)

          In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Accumulated Value and Cash Surrender Value will reflect:

    -    the Net Premiums paid

    -    the investment performance of the Portfolios you have chosen

    - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account

    -    any transfers

    -    any Withdrawals

    -    any loans

    -    any loan repayments


    -    any loan interest charged, and


    -    charges assessed on the Policy.

         Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

         Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions -
Mortality and Expense Risk Charge," Page   .)

         Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2) The value attributable to the Policy in the General Account (See "The General Account," Page.)

PAYMENT AND ALLOCATION OF PREMIUMS


         Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.


        The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page .)


         From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.


         The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

  (a) the 90th day from the date of the agreement;
  (b) the date that insurance takes effect under the Policy;
  (c) the date a policy, other than as applied for, is offered to you;
  (d) five days from the date we mail a notice of termination of coverage;
  (e) the time you first learn that we have terminated the temporary life insurance; or
  (f) the time you withdraw the application for life insurance.

         We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

         The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

         We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

         Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.


         You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

         You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium).

        Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment.

         Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.


         Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.


         The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page .)

         Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

         Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page .) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

         We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.

         For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page .) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page .

         Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

    -    transfers resulting from Policy loans

    - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

    - transfers resulting from the exercise of the transfer rights described on page____ (see "Policy Rights - Other Transfer Rights,"
         Page    ), and

    - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

         Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.

      In addition, if you purchase the Guaranteed Death Benefit Rider, and pay the Minimum Guarantee Premium as of each Monthly Policy Date, your Policy will not lapse prior to the Insured's Attained Age

70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits - Guaranteed Death Benefit," Page .)


         The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

      Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page .)

      For Policies that are intended to be used in STEP plans, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. In two audits, the Internal Revenue Service has proposed tax treatment less advantageous than intended, and those matters are currently in litigation. The plans under audit may have considerable differences from those you may be considering, and the litigation regarding such plans may or may not be controlling with respect to STEP plans you may implement. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in STEP plans. We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.

                             CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate us for:

      (a) providing the insurance and other benefits set forth in the Policy;

      (b) administering the Policy;

      (c) assuming certain mortality and other risks in connection with the Policy; and

      (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

      We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses.

PREMIUM TAX CHARGE

      We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

      The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

      We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year.

      Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount. After the first five Policy Years, it declines linearly by Policy Month until the end of Policy Year 15, when it becomes zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

          Sample                             Charge per $1000
          Issue Age                          of Initial Face Amount
          ---------                          ----------------------
          0-5                                         None
          10                                          $0.50
          15                                          $1.00
          20                                          $1.50
          25-85                                       $2.00

        For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.


        Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy.

            The actual Deferred Sales Charge will equal the lesser of:

      (a)   the maximum discussed in the previous paragraph, and

      (b)   an amount equal to the sum of:

            (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus

            (ii) 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus

            (iii) 9% of all premiums paid in excess of twice this amount.


            Appendix B to this Prospectus contains a table showing the Surrender Charge target premium and the Maximum Deferred Sales Charge for male and female nonsmokers of each age at the time a policy is issued, expressed as a dollar amount per $1000 of Initial Face Amount.


            To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. Assume that the Surrender Charge target premium ("SCTP") is $1,652, the initial Maximum Deferred Sales Charge is $826 (50% of $1,652) and the Insured pays annual premiums of $1,500 at the beginning of each Policy Year. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

            Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

            Deferred Sales Charge. The Deferred Sales Charge is the lesser of the Maximum Deferred Sales Charge and an amount calculated based on the Insured's actual premium payments. The Maximum Deferred Sales Charge in effect for the first five Policy Years is $826. The Maximum Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Maximum Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))). After the completion of the 15th
            Policy Year, the Maximum Deferred Sales Charge is $0. The schedule of Maximum Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.

            The Maximum Deferred Sales Charge is compared to an amount calculated as a function of premiums actually paid and the SCTP. The amount is calculated as the sum of 30% of premiums paid up to the first SCTP ($1,652), 10% of premiums paid in excess of the first SCTP but not more than two SCTP's (from $1,653 to $3,304), and 9% of premiums paid in excess of two SCTP's (above $3,304). As an example, the calculated amounts in Policy Years 1 through 5 and Policy Year 8 would be as follows:

-------------------------------------------------------------------------------------------------------------------
                                                   Amount at 10%
Policy     Cumulative    Amount at 30%             (From $1,653               Amount at 9%
Year       Premiums      (Below $1,652)            to $3,304)                 (Above $3,304)            Total
-------------------------------------------------------------------------------------------------------------------
1          $ 1,500       $1,500x.30=$450.00                      -                           -          $  450.00
2          $ 3,000       $1,652x.30=$495.60        $1,348x.10=$134.80                        -          $  630.40
3          $ 4,500       $1,652x.30=$495.60        $1,652x.10=$165.20         $1,196x.09=$107.64        $  768.44
4          $ 6,000       $1,652x.30=$495.60        $1,652x.10=$165.20         $2,696x.09=$242.64        $  903.44
5          $ 7,500       $1,652x.30=$495.60        $1,652x.10=$165.20         $4,196x.09=$377.64        $1,038.44
8          $12,000       $1,652x.30=$495.60        $1,652x.10=$165.20         $8,696x.09=$782.64        $1,443.44

            The total calculated amount would then be compared to the Maximum Deferred Sales Charge to determine the Deferred Sales Charge actually imposed. For example, the Deferred Sales Charge in the first five years would be the following:

-------------------------------------------------------------------------------------------------------------------
                                  (A)                            (B)
                                                            Maximum Deferred                Deferred Sales Charge
    Policy Year            Calculated Amount                Sales Charge                    (Lesser of (A) and (B)
-------------------------------------------------------------------------------------------------------------------
         1                      $  450.00                        $826.00                         $450.00
         2                      $  630.40                        $826.00                         $630.40
         3                      $  768.44                        $826.00                         $768.44
         4                      $  903.44                        $826.00                         $826.00
         5                      $1,038.44                        $826.00                         $826.00

            In this example, the charge based on SCTP is less than the Maximum Deferred Sales Charge until the fourth Policy Year. Thereafter, the Maximum Deferred Sales Charge is less than the charge based on SCTP. For example, the Deferred Sales Charge in the first month of the eighth Policy Year will be the Maximum Deferred Sales Charge of $655.34 (calculated above) since this is less than $1,443.44 (the calculated amount based on premiums paid).

MONTHLY DEDUCTIONS

      We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

      (a)   the Cost of Insurance Charge

      (b)   the Monthly Administrative Charge, and

      (c)   the cost of any additional benefits provided by Rider.

      The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account.

      Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

            Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

            Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

            Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

      -     the Insured's Attained Age

      -     the Insured's sex

      -     the Insured's Rate Class, and

      -     the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality
            Table.

            For Policies issued in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

            Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

      -     the Insured's Issue Age

      -     the Insured's sex

      -     the Insured's Rate Class

      -     the Policy's Duration, and

      -     the Policy's size.

            Generally, the current cost of insurance rate for a given Attained Age will be less than for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.


            We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.





            Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes:

      -     preferred nonsmoker

      -     standard nonsmoker

      -     smoker

      -     juvenile, and

      -     substandard.

            Smoker, juvenile, and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

            The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the guaranteed and current cost of insurance rates to reflect the nonsmoker classification.


            Current cost of insurance rates will also vary by Policy size, in the following bands:


      -    those with Face Amounts less than $250,000



      -    those with Face Amounts between $250,000 and $999,999, inclusive; and



      -    those with Face Amounts of $1,000,000 and over.


           Cost of insurance rates will be lower as the Policy size band is larger.


     Monthly Administrative Charge. We deduct a Monthly Administrative Charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. The Monthly Administrative Charge is currently $7.50. The monthly charge is guaranteed not to exceed $7.50 plus $0.07 per $1000 of Face Amount.



      Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits", on Page below.

      Separate Account Enhancement. We will reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account.

      The separate account enhancement is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the separate account enhancement calculated for the current Monthly Policy Date will be $4.16 ($10,000 X .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 separate account enhancement against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.

MORTALITY AND EXPENSE RISK CHARGE

      We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy. We may make a profit from deducting this charge. Any profit may be used to finance distribution expenses.

WITHDRAWAL CHARGE

      We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page . Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

      If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

      -     Policy loans

      -     the exercise of the transfer rights described on page___

      - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and

      - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

      We may impose a charge, not to exceed $25, for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

      The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on page above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES


      General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone Transaction Privilege," Page .) We will normally pay loan proceeds within seven days of a valid loan request.


      Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate..

      Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the

Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.


      The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

      Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

      In Policy Years 11 and thereafter, we will credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years.

      Preferred Policy Loans. We also currently intend to make preferred Policy loans available on the later of the Insured's Attained Age 65 and the beginning of Policy Year 21. The maximum amounts of these preferred loans will be 5% of Accumulated Value per year, with a cumulative maximum of 50% of Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.


      Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.


      Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

      Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page and "Policy Lapse," Page .) In addition, if the Policy is not a Modified

Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page .)

      Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page .)

SURRENDER PRIVILEGE

      You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions - Payment of Policy Benefits", Page .)

      A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ).

WITHDRAWAL OF CASH SURRENDER VALUE

      You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page .

      You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

      The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page .)

      Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

            If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

            For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

            Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

            If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

            Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

      Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

            If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

            Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000.
      The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000
      + $70,000). The Face Amount is unchanged.

            If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

            Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of
      (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

      Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

      Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page .) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page .) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

      You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

      A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page .)

FREE-LOOK PRIVILEGE


      The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy.
This free-look period ends on the latest of:


      (a)   45 days after Part A of the application for the Policy is signed

      (b)   10 days after you receive the Policy

      (c)   10 days after we mail the Notice of Withdrawal Right to you, or

      (d)   any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE


      If you elect the telephone transaction privilege by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000 by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.


      We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

      - requiring some form of personal identification prior to acting on instructions received by telephone

      -     providing written confirmation of the transaction, and

      -     making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

      Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

      Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that

Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

      Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

      If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.


      Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.


      Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

      In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

      If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums.


POLICY RIGHTS UNDER CERTAIN PLANS

       Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                               THE GENERAL ACCOUNT


       You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports National Life 's insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

       The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES


       The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.



       Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

       We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.

       We will credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years.

       Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

       We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS

       Maturity at 99. If the Policy is in force on the Policy Anniversary at which the Insured is Attained Age 99, we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate.

       Reduced Paid - Up Benefit. Prior to maturity, you may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

       Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

       We will pay interest on the Death Benefit from the date of death until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

       We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

       We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

       (1) the New York Stock Exchange is closed (except for normal holiday closing); or

       (2) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable to dispose of securities or to determine the value of the net assets of the Separate Account.

       Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

       We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

       The Policy provides that we may delay payment of any amounts which are payable as result of a surrender, Withdrawal, or Policy loan and which are allocated to the General Account for up to six months after receipt of your request. If we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

       The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

       Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.

       Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request.

       Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

       For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

       The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

       Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

       Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

       Suicide. If the Insured dies by suicide within two years from the Date of Issue of the Policy, our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals, or other reduced amount provided by state law.

       If the Insured commits suicide within two years from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase.

       Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue. Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.


       Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be used to purchase dividend additions or, at your direction, they may be paid in cash or left with us to accumulate at interest. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.


       Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

       Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.


       Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the Payee of his or her estate.


       Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

       Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

       Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

       Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

       Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

       50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.


       We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the Payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.



                                OPTIONAL BENEFITS


       You may include the following benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.

       Waiver of Monthly Deductions. If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider is based on sex-distinct rates (except for Policies issued in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

       Accidental Death Benefit. The Accidental Death Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

       Guaranteed Insurability Option. This Rider permits you to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.


       Guaranteed Death Benefit. If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.


       The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

       If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

       If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

       If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.


       If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.



       Accelerated Benefits Rider. This Rider pays a reduced benefit prior to the death of the Insured, in certain circumstances where a terminal or chronic illness creates a need for access to the death benefit. This Rider is not available in all states, and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or can be added after issue, for Insureds ages 0-85. The maximum amount payable under the Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, at the time the Rider is issued, may not receive benefits under the Rider for five years after its issue.


                        FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION

       The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

       In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that such a Policy should be treated as a life insurance contract for Federal income tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

       In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

         Generally, a Policy Owner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment

Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

       Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

       (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

       Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

       Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

       Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

       Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

       Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

       Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

       Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

       Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

       If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

       The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

       The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

       If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

       Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES


       At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS


       Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

       For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page .)

       Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

       There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page .) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page .)


              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES


       In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page ) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS


       We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

       We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

       If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the

Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

       If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

       Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

       The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

       We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

       (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

              (i) operating the Separate Account as a management company under the 1940 Act

              (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required

              (iii)  combining or substituting separate accounts

              (iv) transferring the assets of the Separate Account to another separate account or to the General Account

              (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

              (vi) making other technical changes in the Policy to conform with any action described herein;

       (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;

       (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;

       (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

       (5) to modify the provisions of the Policies to comply with applicable laws.

       We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

       If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


       The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                              PRINCIPAL OCCUPATION

NAME AND POSITION                      DURING THE PAST FIVE YEARS
-----------------                      --------------------------
Patrick E. Welch                       1997 to present - Chairman of the Board
      Chairman of the Board,           and Chief Executive Officer; 1992 to 1997 -
      Chief Executive Officer          Chairman of the Board, Chief Executive
                                       Officer and President of
GNA Corporation.

Thomas H. MacLeay                      1996 to Present - President and Chief
      President, Chief                 Operating Officer; 1993 to 1996 -
      Operating Officer,               Executive Vice President & Chief
      and Director                     Financial Officer; 1991 to 1993 -
                                       Senior Vice President & Chief Financial Officer.

Robert E. Boardman                     1994 to present - Chairman of Hickok &
      Director                         Boardman Financial Network
                                       1967 to present - President
of Hickok & Boardman Realty, Inc.

Earle H. Harbison, Jr.                 1993 to present:  Chairman of
      Director                         Harbison Walker, Inc.; 1986 to
                                       1992 - President and Chief
                                       Operating Officer of Monsanto Company.

A. Gary Shilling                       1978 to present - President of A.
      Director                         Gary Shilling & Company, Inc.


James A. Mallon                        1998 to present:  Executive Vice President
      Executive Vice President         & Chief Marketing Officer; 1996 to 1998:
      Chief Marketing Officer          President & Chief Executive Officer - Integon
                                       Life Insurance Corporation; 1993 to 1996:  Senior
                                       Vice President & Chief Marketing Officer - Commercial
                                       Union Life Insurance Company of America.

William A. Smith                       1998 to present:  Executive Vice President & Chief
         Executive Vice President &    Financial Officer; 1994 to 1998 - Vice President and
         Chief Financial Officer       Controller, American Express Financial Advisors; 1991 to

                                       1994 - Vice President and Chief Financial Officer of
                                       ACUMA, Ltd.

Rodney A. Buck                         1996 to present - Senior Vice
      Senior Vice President &          President and Chief Investment
      Chief Investment Officer         Officer; 1993 to 1995 - Senior Vice President -
                                       Investments; 1996 to present - Chairman
                                       & Chief Executive Officer, National
                                       Life Investment Management
                                       Company, Inc. ("NLIMC");
                                       1991 to 1995 - President
                                       and Chief Operating
                                       Officer, NLIMC; 1998 to
                                       present - Chief Executive
                                       Officer; 1987 to 1997
                                       Senior Vice President -
                                       Sentinel Advisors Company.

Gregory H. Doremus                     1998 to present:  Senior Vice President -
      Senior Vice President - New      New Business & Customer Services; 1994 to 1998 -
      Business & Customer Services     Vice President - Customer Services; 1990 to 1994 -
                                       Second Vice President - Client Services


Michele S. Gatto                       1999 to present:  Senior Vice President & General
      Senior Vice President &          Counsel; 1997 to 1999 -  Vice President, General Counsel
      General Counsel                  and Secretary, Massachusetts Casualty Insurance Company;
                                       1986 to 1997 - Vice President, Assistant General Counsel,
                                       Assistant Secretary/Treasurer, and other
                                       legal positions, The Paul Revere Corporation

Charles C. Kittredge                   1997 to present:  Senior Vice President - Sales
      Senior Vice President - Sales    and Distribution;  1993 to 1997: - Vice President -
      and Distribution                 Agency Financial Planning & Services

Michael A. Tahan                       1998 to present:  Senior Vice President & Chief
      Senior Vice President &          Information Officer; 1991 to 1998 - First Vice President
      Chief Information Officer        & Chief Information Officer - Merrill Lynch Asset Management


                            DISTRIBUTION OF POLICIES

       We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.

       National Life has sought approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

       The directors of ESI are Patrick E. Welch, Thomas H. MacLeay, Rodney A. Buck, all of whose principal occupations are disclosed under "Directors and Officers of National

Life" above, and Joseph M. Rob, the Chairman, Chief Executive Officer and President of ESI. ESI's other officers are:


         John M. Grab, Jr.       Senior Vice President & Chief Financial Officer
         Stephen A. Englese      Vice President - Financial Products
         Gregory D. Teese        Vice President - Compliance
         Budd A. Shedaker        Assistant Vice President - Communications
         D. Russell Morgan       Counsel
         Sharon E. Bernard       Treasurer & Controller
         Lisa A. Pettrey         Secretary
         JoAnn K. Morissette     Assistant Secretary

       The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

       We do the insurance underwriting, determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.


       Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above.



       Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase.


                                 POLICY REPORTS


       Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

       - the Face Amount

       - the current Death Benefit

       - any Policy loans and accrued interest
       - the current Accumulated Value
       - the non-loaned Accumulated Value in the General Account
       - the amount held as Collateral in the General Account
       - the value in each Subaccount of the Separate Account
       - premiums paid since the last report
       - charges deducted since the last report
       - any Withdrawals since the last report, and
       - the current Cash Surrender Value.

       In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

       We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                            STATE REGULATION

       We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION



         National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


                             PREPARING FOR YEAR 2000


       Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900. Like all financial services providers, we utilize computer systems that may be effected by Year 2000 transition issues. We also rely on service providers, including the Funds, that also may be affected. We have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that our service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, it is not anticipated that you will experience negative effects on your investment, or on the services provided in connection with your Policy, as a result of Year 2000 transition implementation. We currently anticipate that our computer systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair our services at that time.

                                     EXPERTS

       The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

       Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Associate Actuary-Product Development of National Life.

                                  LEGAL MATTERS


       Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

       The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature.

       In recent years life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. During 1998, National Life settled a group of class action lawsuits of this nature. While the ultimate cost of the settlement is not yet known, National Life set aside a reserve during 1998 of approximately $40.6 million to account for the cost of the settlement of these cases.

       National Life is also party to ordinary routine litigation incidental to the business, none of which is expected to have a material adverse effect upon its ability to meet its obligations under the Policies.


                              FINANCIAL STATEMENTS


       The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE            The sum of the Policy's values in the Separate
                             Account and the General Account.

ATTAINED AGE                 The Issue Age of the Insured plus the number of
                             full Policy Years which have passed since the Date of Issue.

BENEFICIARY                  The person(s) or entity(ies) designated to receive
                             all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE         The Accumulated Value minus any applicable
                             Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

COLLATERAL                   The portion of the Accumulated Value in the General
                             Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                The date on which the Policy is issued, which is
                             set forth in the Policy. It is used to determine
                             Policy Years, Policy Months and Monthly Policy
                             Dates, as well as to measure suicide and contestable periods.


DEATH BENEFIT                The Policy's Unadjusted Death Benefit, plus any
                             relevant additional benefits provided by a supplementary benefit Rider, less any outstanding
                             Policy loan and accrued interest, and less any unpaid Monthly Deductions.


DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                  The Initial Face Amount plus any increases in Face
                             Amount and minus any decreases in Face Amount.

GENERAL ACCOUNT              The account which holds the assets of National Life
                             which are available to support its insurance and annuity obligations.

GRACE PERIOD                 A 61-day period measured from the date on which
                             notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash
                             Surrender Value, plus three times the Monthly
                             Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER     An optional Rider that will guarantee that
                                   the Policy will not lapse prior to Attained
                                   Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                        National Life's Home Office at National Life
                                   Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                The Face Amount of the Policy on the Date of
                                   Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE                          The age of the Insured at his or her birthday
                                   nearest the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT                The Minimum Face Amount is generally $50,000.
                                   However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM          The sum of the Minimum Monthly Premiums in
                                   effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


MINIMUM INITIAL PREMIUM            The minimum premium required to issue a
                                   Policy. It is equal to the Minimum Monthly
                                   Premium.


MINIMUM MONTHLY PREMIUM            The monthly amount used to determine the
                                   Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                   Age, sex and Rate Class of the Insured, and the Death Benefit Option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE      A current charge of $7.50 per month included
                                   in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. On a guaranteed basis, this charge may not exceed $7.50 per Policy plus $0.07 per thousand of Face Amount per month.

MONTHLY DEDUCTION                  The amount deducted from the Accumulated
                                   Value on each Monthly Policy Date. It
                                   includes the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE                The day in each calendar month which is the
                                   same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy
                                   Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK                 The amount by which the Unadjusted Death
                                   Benefit exceeds the Accumulated Value.

NET PREMIUM                        The remainder of a premium after the
                                   deduction of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM           The premium amount which the Owner plans to
                                   pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The
                                   Owner is not required to pay the designated amount.

POLICY ANNIVERSARY                 The same day and month as the Date of Issue
                                   in each later year.

POLICY YEAR                        A year that starts on the Date of Issue or on
                                   a Policy Anniversary.

PREMIUM TAX CHARGE                 A charge deducted from each premium payment
                                   to cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                         The classification of the Insured for cost of
                                   insurance purposes. The Rate Classes are:
                                   preferred nonsmoker; standard nonsmoker;
                                   smoker; juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                   The amount deducted from the Accumulated
                                   Value of the Policy upon lapse or surrender during the first 15 Policy Years. The Maximum
                                   Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT           Under Option A, the greater of the Face
                                   Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The
                                   Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                      Each day that the New York Stock Exchange is
                                   open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                   Valuation Date.

VALUATION PERIOD                   The time between two successive Valuation
                                   Days. Each Valuation Period includes a
                                   Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                         A payment made at the request of the Owner
                                   pursuant to the right in the Policy to
                                   withdraw a portion of the Cash Surrender
                                   Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

       The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.


       The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.




       The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), the guaranteed maximum Monthly Administrative Charge of $7.50 per Policy plus $0.07 per thousand of Face Amount applies, and Monthly Deductions are reduced by 0.50% per annum for Policy Years after 10; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Monthly Administrative Charge is set at its current level of $7.50 per Policy.


       The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.72%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.



       These asset charges reflect an investment advisory fee of 0.65%, which represents a simple average of the fees incurred by the Portfolios during 1998 and expenses of 0.17% which is based on a simple average of the actual expenses incurred by the Portfolios during 1998, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 1999. In the absence of the reimbursement arrangements for some of the Portfolios, the other asset charges would have totaled an average of 0.64%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


       The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

       Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION A       ANNUAL PREMIUM $3000                      NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                     (NET ANNUAL RATE OF RETURN OF -1.72%)

                                         Guaranteed                              Current
             Premiums     ------------------------------------     -------------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           3,150         1,996          596           250,000     2,302         902             250,000
2           6,458         3,918          2,179         250,000     4,544         2,805           250,000
3           9,930         5,768          3,755         250,000     6,723         4,711           250,000
4           13,577        7,541          5,443         250,000     8,838         6,741           250,000
5           17,406        9,238          7,141         250,000     10,882        8,784           250,000

6           21,426        10,853         8,964         250,000     12,855        10,966          250,000
7           25,647        12,382         10,700        250,000     14,748        13,067          250,000
8           30,080        13,822         12,349        250,000     16,557        15,083          250,000
9           34,734        15,172         13,906        250,000     18,285        17,019          250,000
10          39,620        16,423         15,365        250,000     19,927        18,870          250,000

11          44,751        17,664         16,815        250,000     21,843        20,993          250,000
12          50,139        18,796         18,155        250,000     23,684        23,042          250,000
13          55,796        19,804         19,371        250,000     25,450        25,016          250,000
14          61,736        20,677         20,451        250,000     27,134        26,908          250,000
15          67,972        21,395         21,377        250,000     28,731        28,713          250,000

16          74,521        21,944         21,944        250,000     30,238        30,238          250,000
17          81,397        22,309         22,309        250,000     31,647        31,647          250,000
18          88,617        22,479         22,479        250,000     32,947        32,947          250,000
19          96,198        22,439         22,439        250,000     34,119        34,119          250,000
20          104,158       22,162         22,162        250,000     35,146        35,146          250,000
25          150,340       16,033         16,033        250,000     37,910        37,910          250,000
30          209,282       0              0             0           35,645        35,645          250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40               PREFERRED
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3000                    NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.18%)

                                         Guaranteed                              Current
              Premiums    ------------------------------------     ------------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           3,150         2,139          739           250,000     2,455         1,055           250,000
2           6,458         4,328          2,590         250,000     4,993         3,255           250,000
3           9,930         6,569          4,557         250,000     7,612         5,600           250,000
4           13,577        8,859          6,761         250,000     10,315        8,218           250,000
5           17,406        11,199         9,102         250,000     13,096        10,998          250,000

6           21,426        13,585         11,695        250,000     15,959        14,070          250,000
7           25,647        16,014         14,332        250,000     18,898        17,216          250,000
8           30,080        18,485         17,012        250,000     21,910        20,436          250,000
9           34,734        20,997         19,732        250,000     25,002        23,737          250,000
10          39,620        23,544         22,487        250,000     28,173        27,115          250,000

11          44,751        26,259         25,409        250,000     31,830        30,981          250,000
12          50,139        29,015         28,374        250,000     35,615        34,974          250,000
13          55,796        31,802         31,369        250,000     39,533        39,100          250,000
14          61,736        34,612         34,386        250,000     43,586        43,360          250,000
15          67,972        37,428         37,411        250,000     47,774        47,757          250,000

16          74,521        40,241         40,241        250,000     52,106        52,106          250,000
17          81,397        43,037         43,037        250,000     56,581        56,581          250,000
18          88,617        45,809         45,809        250,000     61,198        61,198          250,000
19          96,198        48,547         48,547        250,000     65,952        65,952          250,000
20          104,158       51,229         51,229        250,000     70,838        70,838          250,000
25          150,340       62,849         62,849        250,000     97,540        97,540          250,000
30          209,282       67,608         67,608        250,000     128,932       128,932         250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT            MALE INSURED ISSUE AGE 40              PREFERRED
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3000                   NONSMOKER

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                     (NET ANNUAL RATE OF RETURN OF 10.07%)

            Premiums                     Guaranteed                              Current
                          -----------------------------------      --------------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           3,150         2,284          884           250,000     2,609         1,209           250,000
2           6,458         4,757          3,018         250,000     5,461         3722            250,000
3           9,930         7,440          5,427         250,000     8,576         6,563           250,000
4           13,577        10,348         8,250         250,000     11,979        9,882           250,000
5           17,406        13,506         11,408        250,000     15,692        13,594          250,000

6           21,426        16,931         15,042        250,000     19,747        17,857          250,000
7           25,647        20,649         18,967        250,000     24,169        22,488          250,000
8           30,080        24,687         23,213        250,000     28,993        27,519          250,000
9           34,734        29,076         27,811        250,000     34,263        32,998          250,000
10          39,620        33,849         32,791        250,000     40,024        38,967          250,000

11          44,751        39,240         38,390        250,000     46,798        45,948          250,000
12          50,139        45,137         44,496        250,000     54,259        53,618          250,000
13          55,796        51,588         51,154        250,000     62,485        62,052          250,000
14          61,736        58,649         58,423        250,000     71,557        71,332          250,000
15          67,972        66,380         66,363        250,000     81,568        81,551          250,000

16          74,521        74,856         74,856        250,000     92,626        92,626          250,000
17          81,397        84,160         84,160        250,000     104,846       104,846         250,000
18          88,617        94,396         94,396        250,000     118,360       118,360         250,000
19          96,198        105,681        105,681       250,000     133,314       133,314         250,000
20          104,158       118,143        118,143       250,000     149,875       149,875         250,000
25          150,340       204,469        204,469       250,000     264,014       264,014         322,097
30          209,282       348,675        348,675       404,463     451,398       451,398         523,622


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40               PREFERRED
DEATH BENEFIT OPTION B         ANNUAL PREMIUM $4000                    NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                     (NET ANNUAL RATE OF RETURN OF -1.72%)


            Premiums                     Guaranteed                              Current
                          ------------------------------------     --------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           4,200         2,941          1,402         252,941     3,248         1,709           253,248
2           8,610         5,787          3,864         255,787     6,415         4,492           256,415
3           13,241        8,539          6,442         258,539     9,498         7,400           259,498
4           18,103        11,192         9,095         261,192     12,496        10,398          262,496
5           23,208        13,748         11,651        263,748     15,400        13,303          265,400

6           28,568        16,198         14,309        266,198     18,213        16,323          268,213
7           34,196        18,540         16,858        268,540     20,923        19,241          270,923
8           40,106        20,769         19,296        270,769     23,524        22,051          273,524
9           46,312        22,884         21,619        272,884     26,022        24,756          276,022
10          52,827        24,876         23,818        274,876     28,410        27,352          278,410

11          59,669        26,879         26,030        276,879     31,116        30,266          281,116
12          66,852        28,750         28,108        278,750     33,727        33,086          283,727
13          74,395        30,470         30,037        280,470     36,242        35,808          286,242
14          82,314        32,029         31,804        282,029     38,651        38,426          288,651
15          90,630        33,405         33,388        283,405     40,949        40,932          290,949

16          99,361        34,583         34,583        284,583     43,133        43,133          293,133
17          108,530       35,547         35,547        285,547     45,191        45,191          295,191
18          118,156       36,285         36,285        286,285     47,109        47,109          297,109
19          128,264       36,784         36,784        286,784     48,868        48,868          298,868
20          138,877       37,016         37,016        287,016     50,444        50,444          300,444
25          200,454       33,060         33,060        283,060     55,375        55,375          305,375
30          279,043       16,677         16,677        266,677     54,241        54,241          304,241


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40               PREFERRED
DEATH BENEFIT OPTION B         ANNUAL PREMIUM $4000                    NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.18%)

            Premiums                     Guaranteed                              Current
                          -----------------------------------      -------------------------------------
End of      Accumulated   Accum-         Cash                      Accum-        Cash
Policy      at 5% Int.    ulated         Surrender     Death       ulated        Surrender       Death
Year        Per Year      Value          Value         Benefit     Value         Value           Benefit
----        --------      -----          -----         -------     -----         -----           -------
1           4,200         3,141          1,603         253,141     3,458         1,920           253,458
2           8,610         6,368          4,446         256,368     7,035         5,113           257,035
3           13,241        9,684          7,586         259,684     10,731        8,633           260,731
4           18,103        13,084         10,987        263,084     14,548        12,450          264,548
5           23,208        16,573         14,476        266,573     18,481        16,384          268,481

6           28,568        20,145         18,255        270,145     22,535        20,646          272,535
7           34,196        23,796         22,115        273,796     26,703        25,022          276,703
8           40,106        27,527         26,053        277,527     30,981        29,508          280,981
9           46,312        31,334         30,068        281,334     35,377        34,111          285,377
10          52,827        35,211         34,153        285,211     39,887        38,830          299,887

11          59,669        39,354         38,505        289,354     45,020        44,170          295,020
12          66,852        43,580         42,938        293,580     50,330        49,688          300,330
13          74,395        47,873         47,440        297,873     55,823        55,389          305,823
14          82,314        52,223         51,998        302,223     61,497        61,272          311,497
15          90,630        56,609         56,591        306,609     67,354        67,336          317,354

16          99,361        61,013         61,013        311,013     73,396        73,396          323,396
17          108,530       65,418         65,418        315,418     79,620        79,620          329,620
18          118,156       69,810         69,810        319,810     86,019        86,019          336,019
19          128,264       74,171         74,171        324,171     92,578        92,578          342,578
20          138,877       78,468         78,468        328,468     99,279        99,279          349,279
25          200,454       97,545         97,545        347,545     134,840       134,840         384,840
30          279,043       107,009        107,009       357,009     172,996       172,966         422,966





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40                PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000                     NONSMOKER

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                     (NET ANNUAL RATE OF RETURN OF 10.07%)


                                                  Guaranteed                                            Current
              Premiums          --------------------------------------------            ----------------------------------------
End of        Accumulated       Accum-            Cash                                  Accum-          Cash
Policy        at 5% Int.        ulated            Surrender          Death              ulated          Surrender        Death
Year          Per Year          Value             Value              Benefit            Value           Value            Benefit
----          --------          -----             -----              -------            -----           -----            -------

1               4,200             3,342             1,804            253,342              3,669           2,130          253,669
2               8,610             6,974             5,052            256,974              3,681           5,758          257,681
3              13,241            10,924             8,827            260,924             12,065           9,968          262,065
4              18,103            15,218            13,120            265,218             16,858          14,760          266,858
5              23,208            19,888            17,791            269,888             22,088          19,991          272,088

6              28,568            24,964            23,074            274,964             27,801          25,911          277,801
7              34,196            30,479            28,798            280,479             34,031          32,350          284,031
8              40,106            36,475            35,001            286,475             40,824          39,350          290,824
9              46,312            42,993            41,728            292,993             48,238          46,972          298,238
10             52,827            50,076            49,018            300,076             56,327          55,270          306,327

11             59,669            58,065            57,216            308,065             65,774          64,925          315,774
12             66,852            66,787            66,146            316,787             65,158          75,517          326,158
13             74,395            76,302            75,868            326,302             87,577          87,143          337,577
14             82,314            86,677            86,451            336,677            100,129          99,904          350,129
15             90,630            97,980            97,962            347,980            113,928         113,910          363,928

16             99,361           110,291           110,291            360,291            129,100         129,100          379,100
17            108,530           123,697           123,697            373,697            145,778         145,778          395,778
18            118,156           138,301           138,301            388,301            164,107         164,107          414,107
19            128,264           154,211           154,211            404,211            184,238         184,238          434,238
20            138,877           171,536           171,536            421,536            206,337         206,337          456,337
25            200,454           283,759           283,759            533,759            354,131         354,131          604,131
30            279,043           453,055           453,055            703,055            591,418         591,418          841,418


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B


                 SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND


                    MAXIMUM DEFERRED SALES CHARGES ("MDSC")


                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)



                                MALE                           FEMALE
  ISSUE             NONSMOKER            SMOKER                    NONSMOKER       SMOKER
   AGE           SCTP      MDSC      SCTP      MDSC             SCTP      MDSC      SCTP      MDSC
    0            2.85      1.43      2.85      1.43             2.24      1.12      2.24      1.12
    1            2.78      1.39      2.78      1.39             2.20      1.10      2.20      1.10
    2            2.87      1.44      2.87      1.44             2.27      1.14      2.27      1.14
    3            2.97      1.49      2.97      1.49             2.35      1.18      2.35      1.18
    4            3.08      1.54      3.08      1.54             2.43      1.22      2.43      1.22
    5            3.19      1.60      3.19      1.60             2.52      1.26      2.52      1.26
    6            3.32      1.66      3.32      1.66             2.61      1.31      2.61      1.31
    7            3.45      1.73      3.45      1.73             2.71      1.36      2.71      1.36
    8            3.59      1.80      3.59      1.80             2.82      1.41      2.82      1.41
    9            3.74      1.87      3.74      1.87             2.93      1.47      2.93      1.47
    10           3.90      1.95      3.90      1.95             3.05      1.53      3.05      1.53
    11           4.08      2.04      4.08      2.04             3.17      1.59      3.17      1.59
    12           4.25      2.13      4.25      2.13             3.31      1.66      3.31      1.66
    13           4.44      2.22      4.44      2.22             3.45      1.73      3.45      1.73
    14           4.63      2.32      4.63      2.32             3.59      1.80      3.59      1.80
    15           4.82      2.41      4.82      2.41             3.74      1.87      3.74      1.87
    16           5.01      2.51      5.01      2.51             3.90      1.95      3.90      1.95
    17           5.21      2.61      5.21      2.61             4.06      2.03      4.06      2.03
    18           5.40      2.70      5.40      2.70             4.23      2.12      4.23      2.12
    19           5.61      2.81      5.61      2.81             4.41      2.21      4.41      2.21
    20           5.18      2.59      6.89      3.45             4.36      2.18      5.19      2.60
    21           5.37      2.69      7.15      3.58             4.54      2.27      5.41      2.71
    22           5.58      2.79      7.43      3.72             4.73      2.37      5.65      2.83
    23           5.80      2.90      7.73      3.87             4.94      2.47      5.90      2.95
    24           6.04      3.02      8.05      4.03             5.15      2.58      6.16      3.08
    25           6.29      3.15      8.39      4.20             5.38      2.69      6.43      3.22
    26           6.56      3.28      8.76      4.38             5.62      2.81      6.73      3.37
    27           6.85      3.43      9.16      4.58             5.87      2.94      7.04      3.52
    28           7.16      3.58      9.58      4.79             6.14      3.07      7.36      3.68
    29           7.49      3.75      10.04     5.02             6.42      3.21      7.70      3.85
    30           7.84      3.92      10.52     5.26             6.71      3.36      8.07      4.04
    31           8.21      4.11      11.04     5.52             7.03      3.52      8.45      4.23
    32           8.61      4.31      11.59     5.80             7.36      3.68      8.85      4.43
    33           9.03      4.52      12.17     6.09             7.71      3.86      9.28      4.64
    34           9.47      4.74      12.79     6.40             8.08      4.04      9.73      4.87
    35           9.95      4.98      13.44     6.72             8.47      4.24      10.21     5.11
    36           10.45     5.23      14.14     7.07             8.88      4.44      10.71     5.36
    37           10.98     5.49      14.88     7.44             9.32      4.66      11.24     5.62
    38           11.54     5.77      15.66     7.83             9.77      4.89      11.80     5.90
    39           12.14     6.07      16.49     8.25             10.26     5.13      12.38     6.19
    40           12.77     6.39      17.36     8.68             10.77     5.39      12.99     6.50
    41           13.43     6.72      18.28     9.14             11.30     5.65      13.63     6.82
    42           14.14     7.07      19.26     9.63             11.86     5.93      14.30     7.15
    43           14.89     7.45      20.28     10.14            12.45     6.23      14.99     7.50

                                MALE                           FEMALE
  ISSUE             NONSMOKER            SMOKER                    NONSMOKER       SMOKER
   AGE           SCTP      MDSC      SCTP      MDSC             SCTP      MDSC      SCTP      MDSC
    44           15.68     7.84      21.37     10.69            13.07     6.54      15.72     7.86
    45           16.52     8.26      22.51     11.26            13.73     6.87      16.49     8.25
    46           17.42     8.71      23.72     11.86            14.43     7.22      17.29     8.65
    47           18.37     9.19      25.00     12.50            15.16     7.58      18.14     9.07
    48           19.38     9.69      26.35     13.18            15.94     7.97      19.03     9.52
    49           20.46     10.23     27.79     13.90            16.77     8.39      19.98     9.99
    50           21.61     10.81     29.32     14.66            17.65     8.83      20.97     10.49
    51           22.83     11.42     30.94     15.47            18.57     9.29      22.02     11.01
    52           24.14     12.07     32.65     16.33            19.56     9.78      23.13     11.57
    53           25.53     12.77     34.48     17.24            20.61     10.31     24.30     12.15
    54           27.02     13.51     36.40     18.20            21.72     10.86     25.54     12.77
    55           28.60     14.30     38.44     19.22            22.90     11.45     26.84     13.42
    56           30.29     15.15     40.59     20.30            24.15     12.08     28.23     14.12
    57           32.08     16.04     42.87     21.44            25.49     12.75     29.70     14.85
    58           34.01     17.01     45.29     22.65            26.92     13.46     31.26     15.63
    59           36.07     18.04     47.85     23.93            28.46     14.23     32.95     16.48
    60           38.27     19.14     50.59     25.30            30.12     15.06     34.77     17.39
    61           40.63     20.32     53.51     26.76            31.91     15.96     36.73     18.37
    62           43.16     21.58     56.62     28.31            33.85     16.93     38.84     19.42
    63           45.88     22.94     59.92     29.96            35.92     17.96     41.11     20.56
    64           48.78     24.39     63.42     31.71            38.15     19.08     43.53     21.77
    65           51.89     25.95     67.11     33.56            40.54     20.27     46.11     23.06
    66           55.21     27.61     71.01     35.51            43.09     21.55     48.84     24.42
    67           58.77     29.39     75.13     37.57            45.84     22.92     51.77     25.89
    68           62.59     31.30     79.52     37.75            48.81     24.41     54.92     27.46
    69           66.71     33.36     84.20     37.75            52.04     26.02     58.36     29.18
    70           71.16     35.58     89.20     37.75            55.57     27.79     62.10     31.05
    71           75.96     36.00     94.56     37.75            59.43     29.72     66.20     33.10
    72           81.04     36.00    100.28     37.75            63.65     31.83     70.68     35.00
    73           86.57     36.00    106.35     37.75            68.25     34.00     75.53     35.00
    74           92.47     36.00    112.74     37.75            73.23     34.00     80.75     35.00
    75           98.73     36.00    119.44     37.75            78.61     34.00     86.34     35.00
    76          105.38     36.00    126.39     37.75            84.42     34.00     92.32     35.00
    77          112.45     36.00    133.62     37.75            90.68     34.00     98.70     35.00
    78          120.00     36.00    141.17     37.75            97.47     34.00    105.57     35.00
    79          128.12     36.00    149.15     37.75           104.88     34.00    113.00     35.00
    80          136.88     36.00    157.63     37.75           112.98     34.00    121.09     35.00
    81          146.36     36.00    166.67     37.75           121.85     34.00    129.91     35.00
    82          156.57     36.00    176.28     37.75           131.55     34.00    139.51     35.00
    83          167.52     36.00    186.39     37.75           142.10     34.00    149.91     35.00
    84          179.12     36.00    196.88     37.75           153.50     34.00    161.12     35.00
    85          191.34     36.00    207.71     37.75           165.78     34.00    172.98     35.00



Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                         NATIONAL LIFE INSURANCE COMPANY

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1998 AND 1997

                        Report of Independent Accountants



To the Board of Directors and Policyholders of National Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (the Company) at December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 10 to the financial statements, the Company changed its method of accounting in 1998 for the cost of computer software developed or obtained for internal use.

As discussed in Note 11 to the financial statements, on January 1, 1999, National Life Insurance Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 2, 1999

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                  1998                       1997
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                               $     347,949             $      372,180
  Available-for-sale debt and equity securities, at fair value                5,438,784                  5,317,427
  Mortgage loans                                                              1,098,504                    992,170
  Policy loans                                                                  776,363                    791,753
  Real estate investments                                                        75,566                     95,926
  Other invested assets                                                         113,696                     90,520
-------------------------------------------------------------------------------------------------------------------

     Total cash and invested assets                                           7,850,862                  7,659,976

  Deferred policy acquisition costs                                             416,733                    392,014
  Accrued investment income                                                     119,249                    125,790
  Premiums and fees receivable                                                   21,044                     23,458
  Deferred income taxes                                                          21,541                     17,517
  Amounts recoverable from reinsurers                                           253,651                    234,280
  Present value of future profits of insurance acquired                          45,539                     54,444
  Property and equipment, net                                                    59,503                     59,188
  Other assets                                                                  133,702                     66,259
  Separate account assets                                                       283,948                    207,425
-------------------------------------------------------------------------------------------------------------------

     Total assets                                                         $   9,205,772             $    8,840,351
===================================================================================================================

LIABILITIES:
  Policy benefit liabilities                                              $   3,907,114             $    3,814,213
  Policyholders' accounts                                                     3,348,132                  3,236,710
  Policyholders' deposits                                                        38,520                     40,836
  Policy claims payable                                                          31,900                     26,968
  Policyholders' dividends                                                       54,757                     53,395
  Amounts payable to reinsurers                                                  35,481                     24,260
  Other liabilities and accrued expenses                                        500,527                    481,775
  Debt                                                                           78,088                     80,085
  Separate account liabilities                                                  264,421                    187,998
-------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                        8,258,940                  7,946,240
-------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                               64,529                     53,222

EQUITY:
  Retained earnings                                                             776,060                    755,872
  Accumulated other comprehensive income                                        106,243                     85,017
-------------------------------------------------------------------------------------------------------------------

     Total equity                                                               882,303                    840,889
-------------------------------------------------------------------------------------------------------------------

     Total liabilities, minority interests and equity                     $   9,205,772             $    8,840,351
===================================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
(In Thousands)                                                     1998                       1997
----------------------------------------------------------------------------------------------------
REVENUES:
 Insurance premiums                                            $   386,260              $   399,017
 Policy and contract charges                                        48,463                   45,397
 Net investment income                                             550,339                  528,197
 Net realized investment gains                                       8,450                   11,887
 Mutual fund commission and fee income                              49,670                   42,609
 Other income                                                       17,271                   17,524
----------------------------------------------------------------------------------------------------

   Total revenue                                                 1,060,453                1,044,631
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                     98,252                  118,134
 Policy benefits                                                   346,779                  313,819
 Policyholders' dividends                                          107,102                  106,312
 Interest credited to policyholders' accounts                      208,505                  185,379
 Operating expenses                                                141,242                  158,900
 Commissions and expense allowances                                 97,903                  100,430
 Sales practice remediation costs                                   40,575                   11,900
 Net deferral of policy acquisition costs                          (7,580)                 (14,617)
----------------------------------------------------------------------------------------------------

   Total benefits and expenses                                   1,032,778                  980,257
----------------------------------------------------------------------------------------------------

Income before income taxes and minority interests                   27,675                   64,374

  Income tax (benefit) expense                                      (1,020)                  20,907
----------------------------------------------------------------------------------------------------

Income before minority interests                                    28,695                   43,467

  Minority interests                                                 8,507                    7,636
----------------------------------------------------------------------------------------------------

NET INCOME                                                          20,188                   35,831

OTHER COMPREHENSIVE INCOME, NET
  Unrealized gains on securities, net                               21,226                   56,150
----------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE INCOME                                     $    41,414               $   91,981
====================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------
(In Thousands)                                                               1998                       1997
---------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS:
  Balance at January 1                                                   $  755,872                $   720,041
  Net income                                                                 20,188                     35,831
---------------------------------------------------------------------------------------------------------------

    Balance at December 31                                               $  776,060                $   755,872
===============================================================================================================


ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                                   $   85,017                $    28,867
  Unrealized gains on securities, net                                        21,226                     56,150
---------------------------------------------------------------------------------------------------------------

    Balance at December 31                                               $  106,243                $    85,017
===============================================================================================================






  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1998                       1997
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                     $      20,188               $     35,831

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                        6,541                     (5,037)
      Policy liabilities                                                              87,367                     74,693
      Deferred policy acquisition costs                                               (7,580)                   (14,617)
      Policyholders' dividends                                                         1,362                      1,603
      Deferred income taxes                                                          (13,330)                   (20,747)
   Net realized investment gains                                                      (8,450)                   (11,887)
   Depreciation                                                                        6,977                      3,715
   Other                                                                              12,714                     15,774
-------------------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                       105,789                     79,328
-------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                    2,020,526                  2,385,471
  Cost of investments acquired                                                    (2,236,001)                (2,647,628)
  Other                                                                               14,656                      7,091
-------------------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                          (200,819)                  (255,066)
-------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                               563,606                    670,780
  Policyholders' withdrawals, including policy charges                              (452,184)                  (495,076)
  Net (decrease) increase in borrowings under repurchase agreements                 (234,570)                   234,570
  Net increase (decrease) in securities lending liabilities                          173,726                   (139,652)
  Other                                                                               20,221                      9,061
-------------------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                         70,799                    279,683
-------------------------------------------------------------------------------------------------------------------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                                 (24,231)                   103,945

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                                  372,180                    268,235
-------------------------------------------------------------------------------------------------------------------------

  End of year                                                                  $     347,949               $    372,180
=========================================================================================================================



  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) was chartered in 1848. National Life is also known by its registered trade name "National Life of Vermont". National Life employs about 750 people in its home office in Montpelier, Vermont. With its affiliates and subsidiaries, National Life offers a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, investment advisory and administration services.

National Life primarily develops and distributes individual life insurance and annuity products. National Life markets its products primarily to small business owners, professionals and high net worth individuals by providing financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans. Insurance and annuity products are primarily distributed through about 40 general agencies in major metropolitan areas throughout the United States. National Life also distributes its products through brokers and banks. National Life has about 224,000 policyholders and is licensed to do business in all 50 states and the District of Columbia. About 23% of National Life's total collected premiums are from residents of New York and California.

Through affiliates National Life also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent thirteen mutual funds managed on behalf of about 116,000 individual, corporate and institutional shareholders worldwide.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life and subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP).

The consolidated financial statements include the accounts of National Life Insurance Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods presented to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt securities and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to realized losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value.

Net realized investment gains and losses are recognized using the specific identification method and include changes in valuation allowances. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests.

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is depreciated over 40 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life files a consolidated federal income tax return that includes all of its wholly-owned subsidiaries. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES

The amortized cost and estimated fair values of debt and equity securities at December 31 were as follows (in thousands):

                                                                              Gross             Gross
                                                        Amortized          Unrealized        Unrealized          Estimated Fair
                              1998                         Cost               Gains            Losses                Value
-------------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS):
        U.S. government obligations                   $     315,567       $    17,710       $     1,024           $    332,253
        Government agencies, authorities
                    and subdivisions                        124,411            13,626                29                138,008
        Public utilities                                    392,211            21,944               678                413,477
        Corporate                                         2,368,814           152,991            18,249              2,503,556
        Private placements                                  670,467            36,929            10,501                696,895
        Mortgage-backed securities                        1,137,465            41,131             3,359              1,175,237
-------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt securities                      5,008,935           284,331            33,840              5,259,426
        Preferred stocks                                    140,932             2,567             3,538                139,961
        Common stocks                                        37,847             2,373               823                 39,397
------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt and equity securities       $   5,187,714       $   289,271       $    38,201            $ 5,438,784
==============================================================================================================================

                              1997
------------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS):
        U.S. government obligations                   $     284,039       $    13,515       $       612            $   296,942
        Government agencies, authorities
                    and subdivisions                        178,986            11,649               793                189,842
        Public utilities                                    389,744            19,246             6,314                402,676
        Corporate                                         2,403,091           133,881             7,069              2,529,903
        Private placements                                  598,144            29,576             2,170                625,550
        Mortgage-backed securities                        1,196,369            35,308             1,275              1,230,402
------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt securities                      5,050,373           243,175            18,233              5,275,315
        Preferred stocks                                      6,482               803               259                  7,026
        Common stocks                                        29,638             5,511                63                 35,086
------------------------------------------------------------------------------------------------------------------------------
           Total AFS debt and equity securities       $   5,086,493       $   249,489       $    18,555            $ 5,317,427
==============================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                     1998                   1997
--------------------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities                             $   20,136             $ 153,723
Net unrealized gains on separate accounts                                              1,543                 3,047
Related minority interests                                                            (1,786)               (9,360)
Related deferred policy acquisition costs                                             17,139               (44,378)
Related present value of future profits of insurance acquired                         (3,048)              (10,138)
Related deferred income taxes                                                        (12,758)              (36,744)
--------------------------------------------------------------------------------------------------------------------
            Increase in net unrealized gains                                          21,226                56,150
            Balance, beginning of year                                                85,017                28,867
--------------------------------------------------------------------------------------------------------------------
                        Balance, end of year                                      $  106,243             $  85,017
====================================================================================================================

Balance, end of year includes:
            Net unrealized gains on available-for-sale securities                 $  251,070             $ 230,934
            Net unrealized gains on separate accounts                                  5,815                 4,272
            Related minority interests                                                (8,672)               (6,886)
            Related deferred policy acquisition costs                                (77,539)              (94,678)
            Related present value of future profits on insurance acquired             (1,547)                1,501
            Related deferred income taxes                                            (62,884)              (50,126)
--------------------------------------------------------------------------------------------------------------------
                        Balance, end of year                                      $  106,243             $  85,017
====================================================================================================================

Net other comprehensive income for 1998 of $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $9.0 million and net of tax and deferred acquisition cost offsets of $6.6 million.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1998 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                  Amortized           Estimated Fair
                                                                    Cost                  Value
-----------------------------------------------------------------------------------------------------
Due in one year or less                                       $     134,111           $    136,343
Due after one year through five years                               798,659                813,326
Due after five years through ten years                            1,936,192              2,030,568
Due after ten years                                               1,002,508              1,103,952
Mortgage-backed securities                                        1,137,465              1,175,237
-----------------------------------------------------------------------------------------------------
            Total                                             $   5,008,935           $  5,259,426
=====================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                   1998                     1997
--------------------------------------------------------------------------------------------------------------
Proceeds from sales                                           $   1,167,190            $   1,928,055

Gross realized gains                                          $      22,969            $      27,318
Gross realized losses                                         $      16,578            $      16,916

National Life periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held (included in other liabilities and accrued expenses) were $193.5 million and $19.8 million at December 31, 1998 and 1997, respectively.

National Life also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1998. The repurchase liability is included in other liabilities and was $234.6 million at December 31, 1997.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                                            1998                   1997
                                                                    ---------------------- --------------------
GEOGRAPHIC REGION
-----------------
New England                                                                  3.8%                   4.0%
Middle Atlantic                                                              9.7                   10.3
East North Central                                                           9.3                    8.8
West North Central                                                           4.5                    4.9
South Atlantic                                                              25.7                   29.1
East South Central                                                           5.0                    5.0
West South Central                                                          10.3                   10.8
Mountain                                                                    17.7                   16.7
Pacific                                                                     14.0                   10.4
---------------------------------------------------------------------------------------------------------------

            Total                                                          100.0%                 100.0%
===============================================================================================================

PROPERTY TYPE
-------------
Residential                                                                  0.2%                   0.2%
Apartment                                                                   24.2                   24.3
Retail                                                                      12.2                   15.9
Office Building                                                             35.0                   34.0
Industrial                                                                  26.2                   22.2
Hotel/Motel                                                                  0.8                    0.9
Other Commercial                                                             1.4                    2.5
---------------------------------------------------------------------------------------------------------------

            Total                                                          100.0%                 100.0%
===============================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                   $  1,174,070           $  1,088,096
===============================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                           1998                  1997
----------------------------------------------------------------------------------------------------------
Unimpaired loans                                                      $  1,077,637          $   965,760
Impaired loans without valuation allowances                                 11,757                9,413
----------------------------------------------------------------------------------------------------------
            Subtotal                                                     1,089,394              975,173
----------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                    10,244               21,426
Related valuation allowances                                                (1,134)              (4,429)
----------------------------------------------------------------------------------------------------------
            Subtotal                                                         9,110               16,997
----------------------------------------------------------------------------------------------------------
                        Total                                         $  1,098,504          $   992,170
==========================================================================================================
Impaired loans:
            Average recorded investment                               $     27,755          $    34,076
            Interest income recognized                                $      3,124          $     3,543
            Interest received                                         $      2,818          $     3,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                                               1998                1997
===========================================================================================================================
Additions for impaired loans charged to realized losses                                   $    1,564           $    1,543
Impairment losses charged to valuation allowances                                             (2,217)              (1,419)
Changes to previously established valuation allowances                                        (2,642)              (2,978)
---------------------------------------------------------------------------------------------------------------------------
            Decrease in valuation allowances                                                  (3,295)              (2,854)
            Balance, beginning of year                                                         4,429                7,283
---------------------------------------------------------------------------------------------------------------------------
            Balance, end of year                                                          $    1,134           $    4,429
===========================================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                                     1998                     1997
-----------------------------------------------------------------------------------------------------
Debt securities interest                                         $  405,184               $  392,674
Equity securities dividends                                           6,380                    2,765
Mortgage loan interest                                               90,991                   85,782
Policy loan interest                                                 47,189                   48,856
Real estate income                                                   12,802                   15,822
Other investment income                                              12,363                    9,230
-----------------------------------------------------------------------------------------------------
            Gross investment income                                 574,909                  555,129
            Less: investment expenses                                24,570                   26,932
-----------------------------------------------------------------------------------------------------
            Net investment income                                $  550,339               $  528,197
=====================================================================================================

DERIVATIVES

National Life purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products. When the S&P 500 index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 index decreases, National Life's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

National Life purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, National Life's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                                             1998           1997
--------------------------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                                                       $  79,754       $ 245,187
            Futures                                                                       $  28,835       $  27,892
====================================================================================================================

Book values:
Options:    Net amortized cost                                                            $   5,514       $   4,058
            Intrinsic value                                                                  18,953           7,876
--------------------------------------------------------------------------------------------------------------------
            Book value                                                                       24,467          11,934
Futures at fair value                                                                           463             630
--------------------------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)                                        $  24,930       $  12,564
====================================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                                    1998                              1997
-------------------------------------------------------------------------------------------------------------------------
                                                           Carrying      Estimated Fair      Carrying     Estimated Fair
                                                             Value            Value            Value           Value
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                 $   347,949      $   347,949      $  372,180     $    372,180
Available-for-sale debt and equity securities               5,438,784        5,438,784       5,317,427        5,317,427
Mortgage loans                                              1,098,504        1,180,630         992,170        1,024,582
Policy loans                                                  776,363          743,687         791,753          730,059
Derivatives                                                    24,930           28,496          12,564           11,629

Investment products                                         2,507,012        2,522,940       2,642,511        2,503,727

Debt                                                           78,088           75,141          80,085           82,314

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.


NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

National Life reinsures certain risks assumed in the normal course of business. For individual life products, National Life generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance. Disability income products are significantly reinsured under coinsurance and modified coinsurance.

National Life remains liable in the event any reinsurer is unable to meet its assumed obligations. National Life regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                                      1998                     1997
-------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                        $  453,859              $  470,853
            Reinsurance assumed                                           898                     896
            Reinsurance ceded                                         (68,497)                 (72,732)
-------------------------------------------------------------------------------------------------------
                                                                   $  386,260              $  399,017
=======================================================================================================
Other income:
            Direct                                                 $    3,694                   3,543
            Reinsurance ceded                                          13,577                  13,981
-------------------------------------------------------------------------------------------------------
                                                                   $   17,271              $   17,524
=======================================================================================================
Increase in policy liabilities:
            Direct increase in policy liabilities                  $   94,949              $  112,577
            Reinsurance assumed                                            (4)                     17
            Reinsurance ceded                                           3,307                   5,540
-------------------------------------------------------------------------------------------------------
                                                                   $   98,252              $  118,134
=======================================================================================================
Policy benefits:
            Direct policy benefits                                 $  348,672              $  393,082
            Reinsurance assumed                                         1,286                      12
            Reinsurance ceded                                          (3,179)                (79,275)
-------------------------------------------------------------------------------------------------------
                                                                   $  346,779              $  313,819
=======================================================================================================
Policyholders' dividends:
            Direct policyholders' dividends                        $  110,630              $  111,617
            Reinsurance ceded                                          (3,528)                 (5,305)
-------------------------------------------------------------------------------------------------------
                                                                   $  107,102              $  106,312
=======================================================================================================

NOTE 5 - INCOME TAXES

The components of income taxes and a reconciliation of the expected and actual income taxes and marginal and effective federal income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                                     1998                                       1997
--------------------------------------------------------------------------------------------------------------------------------
                                                         Amount            Rate                Amount                 Rate
--------------------------------------------------------------------------------------------------------------------------------
Current                                                $   17,144                          $   41,654
Deferred                                                  (18,164)                             (20,747)
-------------------------------------------------------------------                      --------------------
            Income taxes                               $   (1,020)                          $   20,907
===================================================================                      ====================

Expected income taxes                                  $    9,686          35.0%           $   22,531                 35.0%
Differential earnings amount                               (7,953)        (28.7)                4,581                  7.1
Affordable housing tax credit                              (6,638)        (24.0)               (4,318)                (6.7)
Net change in tax reserves                                  5,035          18.2                 1,298                  2.0
Other, net                                                 (1,150)         (4.2)               (3,185)                (4.9)
--------------------------------------------------------------------------------------------------------------------------------
            Income taxes                               $   (1,020)                          $   20,907
===================================================================                      ====================
            Effective federal income tax rate                              (3.7)%                                     32.5%
===================================================                =====================                      ==================

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                               1998                  1997
--------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
            Policy liabilities                                             $  185,294            $   172,387
            Other liabilities and accrued expenses                             67,291                 56,946
            Other                                                               4,761                  4,294
--------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                      257,346                233,627
--------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
            Deferred policy acquisition costs                                 126,380                126,914
            Present value of future profits of insurance acquired              17,683                 20,642
            Net unrealized gain on available-for-sale securities               62,884                 50,126
            Debt and equity securities                                         16,947                  9,253
            Other                                                              11,911                  9,175
--------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                 235,805                216,110
--------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                     $   21,541            $    17,517
==============================================================================================================

Management believes it is more likely than not that National Life will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined tax returns through 1993 and is currently examining the years 1994 and 1995. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 6 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in an annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                          Pension Benefits             Other Benefits
                                                                  ---------------------------------------------------------
                                                                       1998              1997       1998           1997
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                             $ 162,986         $ 180,075   $ 24,759       $ 24,351
  Service cost (benefits earned during the current period)              2,849             4,467        547            630
  Interest cost on benefit obligation                                  11,430            13,629      1,699          1,669
  Actuarial losses (gains)                                             34,444           (19,077)     1,939         (3,587)
  Benefits paid                                                       (22,185)          (14,557)    (1,061)          (784)
  1997 early retirement program:
         Special termination benefits                                                    10,878                     2,480
         Curtailment gain                                                                (3,630)
         Settlement payments                                                             (8,799)
---------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                   $ 189,524         $ 162,986   $ 27,883       $ 24,759
===========================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                    $ 108,884         $  97,566
  Actual return on plan assets                                          7,200            23,337
  Employer contributions                                                                  2,502
  Benefits paid                                                       (16,039)           (5,722)
  1997 early retirement program settlement payments                                      (8,799)
------------------------------------------------------------------------------------------------
  Plan assets, end of year                                          $ 100,045         $ 108,884
================================================================================================

FUNDED STATUS:
  Benefit obligation                                                $ 189,524         $ 162,986   $ 27,883       $ 24,759
  Plan assets                                                        (100,045)         (108,884)
---------------------------------------------------------------------------------------------------------------------------
         Benefit obligation in excess of plan assets                   89,479            54,102     27,883         24,759
  Unrecognized actuarial gains (losses)                               (11,259)           28,485      2,526          4,548
  Unrecognized prior service cost                                                                   (1,152)        (1,224)
---------------------------------------------------------------------------------------------------------------------------
         Accrued benefit cost (included in other liabilities)       $  78,220         $  82,587   $ 29,257       $ 28,083
===========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits                   Other Benefits
                                                                --------------------------------------------------------------
                                                                    1998           1997              1998             1997
------------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  2,849       $   4,467         $    547          $    630
Interest cost on benefit obligation                                11,430          13,629            1,699             1,669
Expected return on plan assets                                     (9,078)         (8,636)
Net amortization and deferrals                                     (1,167)                             (83)               31
Amortization of prior service cost                                                                      72                72
1997 early retirement program:
      Special termination benefits                                                 10,878                              2,480
      Curtailment gain                                                             (3,630)
      Settlement gains                                             (3,131)         (2,917)
------------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating expenses)       $    903       $  13,791         $ 2,235           $  4,882
==============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $81.4 million and $69.1 million at December 31, 1998 and 1997, respectively. The total accumulated benefit obligation for these plans was $75.2 million and $66.3 million at December 31, 1998 and 1997, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                                  Pension Benefits                      Other Benefits
                                                        ------------------------------------------------------------------------
                                                               1998               1997              1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                  6.75%              7.50%             6.75%            7.50%
Rate of increase in future compensation levels                 5.00%              5.00%
Expected long term return on plan assets                       9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $3.2 million and the 1998 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.6 million and the 1998 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. National Life also contributes various amounts of an employee's compensation (up to certain levels) to a 401(k) account. Additional voluntary employee contributions may be made to the plans subject to certain limits. Company contributions to these plans generally vest within two years.

NOTE 7 - DEBT

Debt consists of the following (in thousands):

                                                                                    1998                    1997
--------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                              $ 69,688               $  69,685
      $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims.
      The notes may be redeemed in whole or in part any time after March 1,
      2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont
      Department of Banking, Insurance, Securities and Health Care
      Administration.

6.57% Term Note:                                                                     8,400                  10,400
      $8.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).
--------------------------------------------------------------------------------------------------------------------
      Total debt                                                                  $ 78,088               $  80,085
====================================================================================================================

The aggregate annual maturities of debt for the next five years are as follows (in thousands):

1999                                                    2,000
2000                                                    2,000
2001                                                    2,000
2002                                                    2,400
2003                                                        -


NOTE 8 - SALES PRACTICE REMEDIATION COSTS

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Management believes that while the ultimate cost of this litigation is still uncertain, it is unlikely (after considering existing provisions) to have a material adverse effect on National Life's financial position.

NOTE 9 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life Insurance Company's statutory surplus to GAAP retained earnings at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                  1998                             1997
                                      ---------------------------------------------------------------
                                          Surplus/                        Surplus/
                                          Retained                        Retained
                                          Earnings     Net Income         Earnings       Net Income
-----------------------------------------------------------------------------------------------------
Statutory surplus/net income             $ 373,063     $  67,841         $  342,614      $  49,574

Asset valuation reserve                     69,994             -             67,734              -
Interest maintenance reserve                52,826        (4,114)            56,940           (229)
Surplus notes                              (70,700)           (2)           (69,685)            (3)
Non-admitted assets                         17,033             -             20,874              -
Investments                                    650        13,991               (944)       (18,856)
Deferred policy acquisition costs          428,453        (9,479)           437,932         (5,651)
Deferred income taxes                       74,132        (1,588)            72,544         13,807
Policy liabilities                        (203,832)      (17,483)          (186,349)         7,449
Policyholders' dividends                    64,205           529             64,734          2,206
Benefit plans                              (27,904)        9,922            (37,826)        (1,732)
Sales remediation costs                          -       (40,575)                 -        (11,900)
Other changes, net                          (1,860)        1,146            (12,696)         1,166
-----------------------------------------------------------------------------------------------------

GAAP retained earnings/net income        $ 776,060     $  20,188         $  755,872     $   35,831
=====================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement is effective for fiscal years beginning after June 15, 1999. National Life is currently assessing the impact of the adoption of FAS 133.

In March 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized and provides guidance for determining whether computer software is considered to be for internal use. This statement is effective for fiscal years beginning after December 15, 1998. National Life adopted SOP 98-1 effective January 1, 1998. The adoption of SOP 98-1 resulted in net after tax capitalization (after current year amortization) of approximately $2 million in software costs.

NOTE 11 - SUBSEQUENT EVENTS

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, an upstream corporation. National Life Holding Company currently owns all the outstanding shares of NLV Financial, which in turn currently owns all the outstanding shares of National Life.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration.

                                NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                               (VARITRAK SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS






To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account - Varitrak Segment


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account - Varitrak Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 1998, and the results of each of their operations and each of their changes in net assets for the years ended December 31, 1998 and 1997 and the period from March 11, 1996 through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the funds, provide a reasonable basis for the opinion expressed above.




/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 31, 1999

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1998

                                                                                                   POLICYHOLDER
                                                                                                      ACCOUNT
                                                                                                      VALUES
                                                                                                 ----------------
ASSETS:
Investments in shares of mutual fund portfolios at market value
 (policyholder accumulation units and unit value):

  Market Street Fund Money Market (454,116.72 accumulation units at $11.22  unit value)           $    5,094,708
  Market Street Fund Growth (661,289.29 accumulation units at $16.12 unit value)                      10,657,443
  Market Street Fund Aggressive Growth (92,462.92 accumulation units at $14.55 unit value)             1,345,542
  Market Street Fund Managed (85,072.04 accumulation units at $14.53 unit value)                       1,235,846
  Market Street Fund Bond (83,743.24 accumulation units at 11.97 unit value)                           1,002,352
  Market Street Fund International (147,897.71 accumulation units at $13.04 unit value)                1,928,397
  Market Street Fund Sentinel Growth (92,335.18 accumulation units at $16.51 unit value)               1,524,280
  Alger American Growth (253,986.29 accumulation units at $19.56 unit value)                           4,967,272
  Alger American Small Capitalization (385,526.31 accumulation units at $12.71 unit value)             4,898,905
  VIPF Equity-Income (257,172.28 accumulation units at $33.39 unit value)                              8,587,503
  VIPF Overseas (114,073.19 accumulation units at $20.79 unit value)                                   2,372,031
  VIPF Growth (169,662.34 accumulation units at $42.27 unit value)                                     7,172,129
  VIPF High Income (77,333.21 accumulation units at $27.16 unit value)                                 2,099,984
  VIPF Contra Fund (117,322.08 accumulation units at $15.79 unit value)                                1,852,603
  VIPF Index 500 (206,231.43 accumulation units at $29.96 unit value)                                  6,177,933
  American Century Value Fund (3,337.42 accumulation units at $10.43 unit value)                          34,803
  American Century Income & Growth Fund (9,011.36 accumulation units at $10.97 unit value)                98,878
  JP Morgan International Opportunities Fund (377.41 acumulation units at $9.71 unit value)                3,665
  JP Morgan Small Company Fund (789.25 acumulation units at $10.01 unit value)                             7,898
  Strong Capital Management Opportunity II ( 509.24 accumulation units at $10.41 unit value)               5,302
  Strong Capital Management Growth II (414.24 accumulation units at $11.32 unit value)                     4,689
  Neuberger & Berman Partners Fund (4,905.75 accumulation  units at $10.21 unit value)                    50,094
  Goldman Sachs International Equity Fund (3,536.58 accumulation units at $10.13 unit value)              35,824
  Goldman Sachs Global Income Fund (828.94 accumulation units at $10.50 unit value)                        8,701
  Goldman Sachs CORE Small Cap Equity Fund (2,221.89 accumulation units at $9.47 unit value)              21,046
  Goldman Sachs Mid Cap Equity Fund (1,553.92 accumulation units at $9.90 unit value)                     15,382
                                                                                                 ----------------
       Total Net Assets                                                                           $   61,203,210
                                                                                                 ================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             MARKET STREET FUND
                                      -------------------------------------------------------------
                                         MONEY                  AGGRESSIVE
                                        MARKET       GROWTH       GROWTH      MANAGED      BOND
                                      ----------  ------------ ------------ ----------- ----------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $ 174,631   $   828,642  $    54,654  $  82,717   $  35,739

EXPENSES:
  Mortality and expense risk charges     29,369        72,436        8,545     10,475       6,127
                                      -------------------------------------------------------------

Net investment (loss) income            145,262       756,206       46,109     72,242      29,612
                                      -------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                               -      (125,406)      12,423     54,347       5,728

   Net unrealized appreciation
     on investments                           -       371,666       27,969      5,509      10,575
                                      -------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                   -       246,260       40,392     59,856      16,303
                                      -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS            $ 145,262   $ 1,002,466  $    86,501  $ 132,098   $  45,915
                                      =============================================================

                                             MARKET STREET FUND               ALGER AMERICAN
                                       -------------------------------- ----------------------------
                                                            SENTINEL
                                        INTERNATIONAL        GROWTH         GROWTH       SMALL CAP
                                       ----------------- -------------- -------------- -------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions             $      71,101    $   126,914    $    520,351   $   477,358

EXPENSES:
  Mortality and expense risk charges            12,891          9,352          30,787        33,154
                                       -------------------------------------------------------------

Net investment (loss) income                    58,210        117,562         489,564       444,204
                                       -------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                  3,127        (39,825)        133,365       (9,041)

   Net unrealized appreciation
     on investments                             33,776         83,638         759,665       156,309
                                       -------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                     36,903         43,813         893,030       147,268
                                       -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $      95,113    $   161,375    $  1,382,594   $   591,472
                                       =============================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      VIPF                                       AMERICAN CENTURY
                                      ----------------------------------------------------------------------- ---------------------
                                      EQUITY -                               HIGH        CONTRA       INDEX               INCOME &
                                       INCOME   OVERSEAS      GROWTH        INCOME        FUND         500       VALUE     GROWTH
                                      -------- ----------- ------------- ------------ ------------ ---------- ---------- ----------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions           332,243  $ 106,077  $    508,477  $   154,838   $   30,797  $   48,516  $      -   $    356

EXPENSES:
  Mortality and expense risk charges    61,108     16,784        45,640       15,314        9,280      27,146        65        119
                                      ---------------------------------------------------------------------------------------------

Net investment (loss) income           271,135     89,293       462,837      139,524       21,517      21,370       (65)       237
                                      ---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                        183,982     11,052       144,728      (30,566)      18,665     117,440       968      1,528

   Net unrealized appreciation
    on investments                     230,682     81,094     1,154,458     (220,695)     264,772     659,903     1,426      7,468
                                      ---------------------------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments            414,664     92,146     1,299,186     (251,261)     283,437     777,343     2,394      8,996
                                      ---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS             685,799  $ 181,439  $  1,762,023  $  (111,737)  $  304,954  $  798,713  $  2,329   $  9,233
                                      =============================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                          NEUBERGER &
                                             JP MORGAN               STRONG CAPITAL          BERMAN
                                     ------------------------- -------------------------  -----------
                                           INT"L       SMALL
                                      OPPORTUNITIES   COMPANY  OPPORTUNITY II  GROWTH II   PARTNERS
                                     --------------- --------- --------------  ---------  -----------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions         $            -  $    185  $          10   $       -  $       -

EXPENSES:
  Mortality and expense risk charges              1        10              2           5         66
                                     -----------------------------------------------------------------

Net investment (loss) income                     (1)      175              8          (5)       (66)
                                     -----------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
   shares sold                                   70        28             30          43        565

   Net unrealized appreciation
     on investments                              56       427            198         686      2,769
                                     -----------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                     126       455            228         729      3,334
                                     -----------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS           $          125  $    630  $         236   $     724  $   3,268
                                     =================================================================


                                                         GOLDMAN SACHS
                                     ------------------------------------------------------------
                                      INTERNATIONAL       GLOBAL          CORE         MID CAP
                                          EQUITY          INCOME       SMALL CAP        EQUITY         TOTAL
                                     ---------------  -------------  -------------  -------------  ---------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions            $      170    $         93   $         65   $        115    $   3,554,049

EXPENSES:
  Mortality and expense risk charges            36               6             25             28          388,771
                                     -----------------------------------------------------------------------------

Net investment (loss) income                   134              87             40             87        3,165,278
                                     -----------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain (loss) from
   shares sold                                 164            (160)            96             54          483,405

   Net unrealized appreciation
     on investments                          1,643              23          1,929          1,693        3,637,639
                                     -----------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                  1,807            (137)         2,025          1,747        4,121,044
                                     -----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS              $    1,941    $        (50)  $      2,065   $      1,834    $   7,286,322
                                     =============================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                    MARKET STREET FUND
                                      ----------------------------------------------------------------------------
                                          MONEY                        AGGRESSIVE
                                         MARKET          GROWTH          GROWTH         MANAGED          BOND
                                      --------------  --------------  -------------  --------------  -------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $     131,394   $     139,288   $      1,211   $      23,450   $      9,403

EXPENSES:
  Mortality and expense risk charges         22,402          24,951          3,114           5,910          1,833
                                      ----------------------------------------------------------------------------

Net investment income (loss)                108,992         114,337         (1,903)         17,540          7,570
                                      ----------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                                   -         106,196         12,533          13,707            483

   Net unrealized appreciation
    (depreciation) on investments                 -        353,473          51,230          85,995         11,666
                                      ----------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                              -         459,669         63,763          99,702         12,149
                                      ----------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $     108,992   $     574,006   $     61,860   $     117,242   $     19,719
                                      ============================================================================

                                            MARKET STREET FUND                  ALGER AMERICAN
                                      -------------------------------  ------------------------------
                                                          SENTINEL
                                        INTERNATIONAL      GROWTH         GROWTH         SMALL CAP
                                      ----------------- -------------  --------------  --------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $        19,573   $        434   $       9,832   $      54,467

EXPENSES:
  Mortality and expense risk charges            5,158          2,431          11,355          15,072
                                      ---------------------------------------------------------------

Net investment income (loss)                   14,415         (1,997)         (1,523)         39,395
                                      ---------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                                 6,441         16,851          48,393          29,498

   Net unrealized appreciation
    (depreciation) on investments               2,281         44,338         176,680         141,467
                                      ---------------------------------------------------------------

Net realized and unrealized
 gain on investments                            8,722         61,189         225,073         170,965
                                      ---------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $        23,137   $     59,192   $     223,550   $     210,360
                                      ===============================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                  VIPF
                                   ------------------------------------------------------------------------------
                                     EQUITY -                              HIGH         CONTRA         INDEX
                                      INCOME    OVERSEAS     GROWTH       INCOME         FUND           500            TOTAL
                                   ----------- ----------  -----------  ------------  ------------  -------------  -------------

INVESTMENT INCOME:
  Dividend income and
  capital gain distributions       $  146,791  $  22,598   $   30,327   $    17,180   $         -   $          -   $    605,948

EXPENSES:
  Mortality and expense risk
    charges                            25,535      6,281       17,476         5,215           812            984        148,529
                                   ---------------------------------------------------------------------------------------------

Net investment income (loss)          121,256     16,317       12,851        11,965          (812)          (984)       457,419
                                   ---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                        77,167      9,870       48,614        10,903         2,592          1,900        385,148

   Net unrealized appreciation
    (depreciation) on investments     428,283       (475)     280,065        62,794         5,500         15,881      1,659,178
                                   ---------------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                  505,450      9,395      328,679        73,697         8,092         17,781      2,044,326
                                   ---------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $  626,706  $  25,712   $  341,530   $    85,662   $     7,280   $     16,797   $  2,501,745
                                   =============================================================================================

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

            FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996

                                                                              MARKET STREET FUND
                                      --------------------------------------------------------------------------------------------
                                        MONEY                   AGGRESSIVE                                              SENTINEL
                                        MARKET       GROWTH       GROWTH      MANAGED     BOND      INTERNATIONAL        GROWTH
                                      -----------  ----------- ------------  ---------  ---------  -----------------  ------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $   29,274   $    1,900    $       -   $    283    $   216   $              -    $        -

EXPENSES:
  Mortality and expense risk charges       5,265        1,828          225        372        141                529           201
                                      --------------------------------------------------------------------------------------------


Net investment income (loss)              24,009           72         (225)       (89)        75               (529)         (201)
                                      --------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                                -        8,318          828        346        133              1,673           489

   Net unrealized
    appreciation on investments                -       34,582        4,883        331        753              7,565         5,612
                                      --------------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                           -       42,900        5,711        677        886              9,238         6,101
                                      --------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $   24,009   $   42,972    $   5,486   $    588    $   961   $          8,709    $    5,900
                                      ============================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

            FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996

                                                            VIPF                              ALGER AMERICAN
                                      ------------------------------------------------  --------------------------
                                       EQUITY -                                HIGH
                                        INCOME      OVERSEAS      GROWTH      INCOME       GROWTH       SMALL CAP      TOTAL
                                      ----------  ------------  ----------  ----------  -------------  -----------  -----------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions          $       -    $        -   $    -      $       -   $        326    $      42   $   32,041

EXPENSES:
  Mortality and expense risk charges      3,061           476       1,503         279          1,425        1,294       16,599
                                      -----------------------------------------------------------------------------------------

Net investment income (loss)             (3,061)         (476)     (1,503)       (279)        (1,099)      (1,252)      15,442
                                      -----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
   Net realized gain from
    shares sold                           6,031           880       5,445         470          5,700          696       31,009

   Net unrealized
    appreciation on investments          54,065         8,670      16,949       3,742         20,305          631      158,088
                                      -----------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                     60,096         9,550      22,394       4,212         26,005        1,327      189,097
                                      -----------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            $  57,035    $    9,074   $  20,891   $   3,933   $     24,906    $      75   $  204,539
                                      =========================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                  MARKET STREET FUND
                                                  ------------------------------------------------------------------------------
                                                        MONEY                        AGGRESSIVE
                                                       MARKET          GROWTH          GROWTH          MANAGED         BOND
                                                  ---------------  --------------  --------------  --------------  -------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $      145,262   $   1,002,466    $     86,501   $     132,098   $     45,915
                                                  ------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                16,065,276       3,354,679         445,159         398,177        196,330
  Transfers between investment
   sub-accounts and general account, net             (14,045,451)      2,034,966         311,097         221,558        398,322
  Surrenders and lapses                                  (68,115)       (132,734)        (21,255)        (69,168)        (5,455)
  Death benefits                                               -          (7,259)              -               -              -
  Loan collateral interest received                        2,566             938              33              65              -
  Transfers for policy loans                            (126,218)        (85,328)         (8,932)       (269,851)          (183)
  Cost of insurance and administrative charges          (740,562)       (856,845)       (109,134)       (146,025)       (64,998)
  Miscellaneous                                          (81,958)          3,632            (360)          2,239            942
                                                  ------------------------------------------------------------------------------

  Total capital transactions                           1,005,538       4,312,049         616,608         136,995        524,958
                                                  ------------------------------------------------------------------------------

Increase in net assets                                 1,150,800       5,314,515         703,109         269,093        570,873

Net assets, beginning of period                        3,943,908       5,342,928         642,433         966,753        431,479
                                                  ------------------------------------------------------------------------------

Net assets, end of period                         $    5,094,708   $  10,657,443    $  1,345,542   $   1,235,846   $  1,002,352
                                                  ==============================================================================

                                                            MARKET STREET FUND                       ALGER AMERICAN
                                                  -------------------------------------  -----------------------------------------
                                                                          SENTINEL
                                                   INTERNATIONAL           GROWTH              GROWTH              SMALL CAP
                                                  -----------------   -----------------  -------------------   -------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $         95,113    $        161,375    $       1,382,594     $         591,472
                                                  --------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                     559,764             459,162            1,209,427             1,436,433
  Transfers between investment
   sub-accounts and general account, net                   561,436             384,776              742,149               634,727
  Surrenders and lapses                                    (27,026)             (6,365)             (55,449)              (90,129)
  Death benefits                                                 -                (74)               (3,477)                    -
  Loan collateral interest received                             63                  18                  789                   905
  Transfers for policy loans                                (9,095)             (4,451)             (60,399)              (45,307)
  Cost of insurance and administrative charges            (156,931)           (106,073)            (326,928)             (380,014)
  Miscellaneous                                              (262)               9,459                  702                 1,507
                                                  --------------------------------------------------------------------------------

  Total capital transactions                               927,949             736,452            1,506,814             1,558,122
                                                  --------------------------------------------------------------------------------

Increase in net assets                                   1,023,062             897,827            2,889,408             2,149,594

Net assets, beginning of period                            905,335             626,453            2,077,864             2,749,311
                                                  --------------------------------------------------------------------------------

Net assets, end of period                         $      1,928,397    $      1,524,280    $       4,967,272     $       4,898,905
                                                  ================================================================================

  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                            VIPF
                                                -----------------------------------------------------------
                                                  EQUITY -                                        HIGH
                                                   INCOME        OVERSEAS        GROWTH          INCOME
                                                ------------  --------------  -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $   685,799    $    181,439   $  1,762,023    $   (111,737)
                                                -----------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                            2,326,536         743,468      1,759,391         581,195
  Transfers between investment
   sub-accounts and general account, net          1,742,916         449,158        960,014         702,770
  Surrenders and lapses                             (76,821)        (58,543)      (122,190)        (21,495)
  Death benefits                                     (6,548)              -              -               -
  Loan collateral interest received                   1,619             493          1,166             216
  Transfers for policy loans                       (102,818)        (22,119)      (116,207)        (49,108)
  Cost of insurance and administrative charges     (700,287)       (185,158)      (501,069)       (157,515)
  Miscellaneous                                       6,609           2,008          2,116            (345)
                                                -----------------------------------------------------------

  Total capital transactions                      3,191,206         929,307      1,983,221       1,055,718
                                                -----------------------------------------------------------

Increase in net assets                            3,877,005       1,110,746      3,745,244         943,981


Net assets, beginning of period                   4,710,498       1,261,285      3,426,885       1,156,003
                                                -----------------------------------------------------------

Net assets, end of period                       $ 8,587,503    $  2,372,031   $  7,172,129    $  2,099,984
                                                ===========================================================

                                                                  VIPF                             AMERICAN CENTURY
                                                ---------------------------------------  --------------------------------------
                                                     CONTRA                INDEX                                   INCOME &
                                                      FUND                  500                 VALUE               GROWTH
                                                ------------------   ------------------     ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $        304,954    $         798,713   $           2,329   $           9,233
                                                -------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                    415,042            1,365,857              15,989              19,753
  Transfers between investment
   sub-accounts and general account, net                  833,579            3,838,930              18,383              71,190
  Surrenders and lapses                                    (5,561)              (6,581)                  -                   -
  Death benefits                                                -                    -                   -                   -
  Loan collateral interest received                            90                  820                   -                   -
  Transfers for policy loans                               (6,944)             (28,549)                  -                   -
  Cost of insurance and administrative charges           (106,990)            (339,911)             (1,892)             (1,301)
  Miscellaneous                                             1,387                4,244                  (6)                  3
                                                -------------------------------------------------------------------------------

  Total capital transactions                            1,130,603            4,834,810              32,474              89,645
                                                -------------------------------------------------------------------------------

Increase in net assets                                  1,435,557            5,633,523              34,803              98,878


Net assets, beginning of period                           417,046              544,410                   -                   -
                                                -------------------------------------------------------------------------------

Net assets, end of period                        $      1,852,603    $       6,177,933   $          34,803   $          98,878
                                                ===============================================================================

  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                         NEUBERGER &
                                                         JP MORGAN                STRONG CAPITAL           BERMAN    GOLDMAN SACHS
                                                --------------------------- ---------------------------------------- -------------
                                                    INT"L         SMALL                                              INTERNATIONAL
                                                OPPORTUNITIES    COMPANY     OPPORTUNITY II   GROWTH II   PARTNERS       EQUITY
                                                ------------- ------------- ---------------- ----------- ----------- -------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $       125    $      630    $        236    $     724  $    3,268     $   1,941
                                                ----------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                   116           898             565          378      11,133         1,395
  Transfers between investment
   sub-accounts and general account, net               3,456         6,594           4,661        3,673      37,275        33,060
  Surrenders and lapses                                    -             -               -            -           -             -
  Death benefits                                           -             -               -            -           -             -
  Loan collateral interest received                        -             -               -            -           -             -
  Transfers for policy loans                               -             -               -            -           -             -
  Cost of insurance and administrative charges           (33)         (285)           (157)         (82)     (1,557)         (580)
  Miscellaneous                                  $         1            61              (3)          (4)        (25)            8
                                                ----------------------------------------------------------------------------------

  Total capital transactions                           3,540         7,268    $      5,066        3,965      46,826        33,883
                                                ----------------------------------------------------------------------------------

Increase in net assets                                 3,665         7,898           5,302        4,689      50,094        35,824

Net assets, beginning of period                            -             -               -            -           -             -
                                                ----------------------------------------------------------------------------------

Net assets, end of period                        $     3,665    $    7,898    $      5,302    $   4,689  $   50,094     $  35,824
                                                ==================================================================================


                                                                         GOLDMAN SACHS
                                                -----------------------------------------------------------
                                                        GLOBAL               CORE               MID CAP
                                                        INCOME            SMALL CAP             EQUITY              TOTAL
                                                ------------------- -------------------  ------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $             (50)   $           2,065    $          1,834    $        7,286,322
                                                ---------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                         346                 664                 122            31,367,255
  Transfers between investment
   sub-accounts and general account, net                     8,465              18,678              13,988                (9,630)
  Surrenders and lapses                                          -                   -                   -              (766,887)
  Death benefits                                                 -                   -                   -               (17,358)
  Loan collateral interest received                              -                   -                   -                 9,781
  Transfers for policy loans                                     -                   -                   -              (935,509)
  Cost of insurance and administrative charges                (127)               (362)               (562)           (4,885,378)
  Miscellaneous                                                 67                   1                   -               (47,977)
                                                ---------------------------------------------------------------------------------

  Total capital transactions                                 8,751              18,981              13,548            24,714,297
                                                ---------------------------------------------------------------------------------

Increase in net assets                                       8,701              21,046              15,382            32,000,619

Net assets, beginning of period                                  -                   -                   -            29,202,591
                                                ---------------------------------------------------------------------------------

Net assets, end of period                        $           8,701   $          21,046    $         15,382    $       61,203,210
                                                =================================================================================

  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             MARKET STREET FUND
                                                -------------------------------------------------------------------------
                                                    MONEY                        AGGRESSIVE
                                                    MARKET          GROWTH         GROWTH        MANAGED        BOND
                                                ---------------  -------------  ------------  -------------  ------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $      108,992   $    574,006   $    61,860    $   117,242   $    19,719
                                                -------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                              14,928,533      1,666,786       226,537        291,903       117,811
  Transfers between investment
   sub-accounts and general account, net           (11,556,251)     2,658,992       304,863        252,090       250,863
  Surrenders and lapses                                (35,239)       (16,526)       (3,762)        (7,277)       (2,819)
  Death benefits                                             -        (16,352)            -              -             -
  Loan collateral interest received                          -             62             -              -             -
  Transfers for policy loans                                 -       ( 12,082)          (47)             -             -
  Cost of insurance and administrative charges        (632,456)      (368,354)      (52,706)      (103,982)      (33,934)
  Miscellaneous                                         (1,308)         4,519           158           (328)          (11)
                                                -------------------------------------------------------------------------

  Total capital transactions                         2,703,279      3,917,045       475,043        432,406       331,910
                                                -------------------------------------------------------------------------

Increase in net assets                               2,812,271      4,491,051       536,903        549,648       351,629

Net assets, beginning of period                      1,131,637        851,877       105,530        417,105        79,850
                                                -------------------------------------------------------------------------

Net assets, end of period                       $    3,943,908   $  5,342,928   $   642,433    $   966,753   $   431,479
                                                =========================================================================


                                                          MARKET STREET FUND                        ALGER AMERICAN
                                                ------------------------------------------------------------------------------------
                                                                        SENTINEL
                                                  INTERNATIONAL          GROWTH               GROWTH               SMALL CAP
                                                ------------------  -----------------  ---------------------  ----------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $         23,137    $        59,192    $           223,550    $           210,360
                                                ------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                    333,866            200,093                726,590              1,015,432
  Transfers between investment
   sub-accounts and general account, net                  372,293            310,212                755,142              1,179,593
  Surrenders and lapses                                    (3,213)            (1,141)                (6,060)               (19,896)
  Death benefits                                                -                  -                      -                   (830)
  Loan collateral interest received                             -                  9                     91                     93
  Transfers for policy loans                                 (845)              (437)                (9,340)               (14,708)
  Cost of insurance and administrative charges            (82,909)           (37,403)              (174,005)              (238,728)
  Miscellaneous                                            (1,222)             3,791                    246                   (388)
                                                ------------------------------------------------------------------------------------

  Total capital transactions                              617,970            475,124              1,292,664              1,920,568
                                                ------------------------------------------------------------------------------------

Increase in net assets                                    641,107            534,316              1,516,214              2,130,928

Net assets, beginning of period                           264,228             92,137                561,650                618,383
                                                ------------------------------------------------------------------------------------

Net assets, end of period                        $        905,335    $       626,453    $         2,077,864    $         2,749,311
                                                ====================================================================================

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
        (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                   VIPF
                                                   -------------------------------------------------------------------
                                                       EQUITY -                                              HIGH
                                                       INCOME          OVERSEAS           GROWTH            INCOME
                                                   --------------   ---------------    -------------    --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $     626,706    $       25,712     $    341,530     $      85,662
                                                   -------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 1,350,368           421,824        1,240,642           273,306
  Transfers between investment
   sub-accounts and general account, net               1,824,653           715,582        1,471,895           690,283
  Surrenders and lapses                                  (15,710)           (3,305)         (15,336)           (2,774)
  Death benefits                                             -                (295)            (879)              -
  Loan collateral interest received                          390               101              115                12
  Transfers for policy loans                             (27,151)           (8,820)         (15,684)           (1,157)
  Cost of insurance and administrative charges          (363,378)          (92,839)        (274,427)          (61,178)
  Miscellaneous                                               89             2,820            1,042               511
                                                   -------------------------------------------------------------------

  Total capital transactions                           2,769,261         1,035,068        2,407,368           899,003
                                                   -------------------------------------------------------------------

Increase in net assets                                 3,395,967         1,060,780        2,748,898           984,665

Net assets, beginning of period                        1,314,531           200,505          677,987           171,338
                                                   -------------------------------------------------------------------

Net assets, end of period                          $   4,710,498    $    1,261,285     $  3,426,885     $   1,156,003
                                                   ===================================================================

                                                              VIPF
                                                   --------------------------
                                                      CONTRA         INDEX
                                                       FUND           500             TOTAL
                                                   -----------    -----------    ---------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    7,280     $   16,797     $   2,501,745
                                                   ---------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 90,825        112,247        22,996,763
  Transfers between investment
   sub-accounts and general account, net              331,696        436,969            (1,125)
  Surrenders and lapses                                  (489)          (322)         (133,869)
  Death benefits                                          -              -             (18,356)
  Loan collateral interest received                       -              -                 873
  Transfers for policy loans                             (201)           -             (90,472)
  Cost of insurance and administrative charges        (12,527)       (19,167)       (2,547,993)
  Miscellaneous                                           462         (2,114)            8,267
                                                   ---------------------------------------------

  Total capital transactions                          409,766        527,613        20,214,088
                                                   ---------------------------------------------

Increase in net assets                                417,046        544,410        22,715,833

Net assets, beginning of period                           -              -           6,486,758
                                                   ---------------------------------------------

Net assets, end of period                          $  417,046     $  544,410     $  29,202,591
                                                   =============================================

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
        (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

             FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996


                                                                       MARKET STREET FUND
                                                   ---------------------------------------------------------
                                                      MONEY                      AGGRESSIVE
                                                      MARKET        GROWTH         GROWTH         MANAGED
                                                   ------------   -----------    -----------    ------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    24,009    $   42,972     $   5,486      $      588
                                                   ---------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                               5,500,094       210,351        40,861          49,310
  National Life contributions                              -             -             -               -
  Transfers between investment
   sub-accounts, net                                (4,100,684)      639,915        64,732         369,030
  Surrenders and lapses                                   (127)         (315)          (47)            -
  Cost of insurance and administrative charges        (290,783)      (41,128)       (5,468)         (7,856)
  Miscellaneous                                           (872)           82           (34)          6,033
                                                   ---------------------------------------------------------

  Total capital transactions                         1,107,628       808,905       100,044         416,517
                                                   ---------------------------------------------------------

Increase in net assets                               1,131,637       851,877       105,530         417,105

Net assets, beginning of period                            -             -             -               -
                                                   ---------------------------------------------------------

Net assets, end of period                          $ 1,131,637    $  851,877     $ 105,530      $  417,105
                                                   =========================================================

                                                             MARKET STREET FUND
                                                   ---------------------------------------
                                                                                 SENTINEL
                                                      BOND      INTERNATIONAL     GROWTH
                                                   ----------   -------------   ----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $     961    $     8,709     $   5,900
                                                   ---------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 8,079         65,892        14,470
  National Life contributions                            -              -             -
  Transfers between investment
   sub-accounts, net                                  73,513        203,603        77,833
  Surrenders and lapses                                  (51)           (56)          -
  Cost of insurance and administrative charges        (2,613)       (14,118)       (6,068)
  Miscellaneous                                          (39)           198             2
                                                   ---------------------------------------

  Total capital transactions                          78,889        255,519        86,237
                                                   ---------------------------------------

Increase in net assets                                79,850        264,228        92,137

Net assets, beginning of period                          -              -             -
                                                   ---------------------------------------

Net assets, end of period                          $  79,850    $   264,228     $  92,137
                                                   =======================================

  The accompanying notes are an intergral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
        (A SEGMENT WITHIN A SEPARATE OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

             FOR THE PERIOD MARCH 11, 1996 THROUGH DECEMBER 31, 1996


                                                                              VIPF
                                                   ---------------------------------------------------------
                                                      EQUITY -                                       HIGH
                                                      INCOME         OVERSEAS       GROWTH          INCOME
                                                   -------------   ------------   -----------    -----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $     57,035    $    9,074     $   20,891     $    3,933
                                                   ---------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                  230,608        52,178        200,316         51,019
  National Life contributions                               -             -              -              -
  Transfers between investment
   sub-accounts, net                                  1,062,706       149,481        493,808        121,155
  Surrenders and lapses                                    (767)          (77)          (608)           (63)
  Cost of insurance and administrative charges          (36,513)      (10,135)       (37,565)        (4,878)
  Miscellaneous                                           1,462           (16)         1,145            172
                                                   ---------------------------------------------------------

  Total capital transactions                          1,257,496       191,431        657,096        167,405
                                                   ---------------------------------------------------------

Increase in net assets                                1,314,531       200,505        677,987        171,338

Net assets, beginning of period                             -             -              -              -
                                                   ---------------------------------------------------------

Net assets, end of period                          $  1,314,531    $  200,505     $  677,987     $  171,338
                                                   =========================================================

                                                           ALGER AMERICAN
                                                   ------------------------------

                                                      GROWTH         SMALL CAP           TOTAL
                                                   ------------    --------------    -------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    24,906     $       75        $    204,539
                                                   -----------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                                 171,670        203,653           6,798,501
  National Life contributions                              -              -                   -
  Transfers between investment
   sub-accounts, net                                   394,402        450,506                 -
  Surrenders and lapses                                   (103)          (636)             (2,850)
  Cost of insurance and administrative charges         (29,318)       (34,969)           (521,412)
  Miscellaneous                                             93           (246)              7,980
                                                   -----------------------------------------------

  Total capital transactions                           536,744        618,308           6,282,219
                                                   -----------------------------------------------

Increase in net assets                                 561,650        618,383           6,486,758

Net assets, beginning of period                            -              -                   -
                                                   -----------------------------------------------

Net assets, end of period                          $   561,650     $  618,383        $  6,486,758
                                                   ===============================================

  The accompanying notes are an intergral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
(A Segment within a Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios.

National Life maintains two segments within the Variable Account. The Varitrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Builder Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Builder.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc., Alger American Fund, Variable Insurance Products Fund (VIPF), American Century, JP Morgan, Strong Capital, Neuberger & Berman and Goldman Sachs. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the Market Street Fund Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-six sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Fund Money Market, Market Street Fund Growth (formerly Market Street Fund Common Stock), Market Street Fund Aggressive Growth, Market Street Fund Managed, Market Street Fund Bond, Market Street Fund International, Market Street Fund Sentinel Growth, Alger American Growth, Alger American Small Capitalization, VIPF Equity-Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Contra, VIPF Index 500, American Century Value, American Century Income & Growth, JP Morgan International Opportunities, JP Morgan Small Company, Strong Capital Management Opportunity II, Strong Capital Management Growth II, Neuberger & Berman Partners, Goldman Sachs International Equity, Goldman Sachs Global Income, Goldman Sachs CORE Small Cap Equity, and Goldman Sachs Mid Cap Equity Fund (the Portfolios). The American Century, JP Morgan, Strong Capital, Neuberger & Berman, and Goldman Sachs mutual fund portfolios were added to the Segment in 1998. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the average cost method prior to 1998. Effective January 1, 1998, the Variable Account changed its method of calculating the cost of investments sold from the average cost method to the first in, first out method (FIFO). Management believes FIFO better matches policyholder and sub-account investment activity. This change had no impact on the results of operations for 1998 or prior years, and no impact on the unit value reported within each of the sub-accounts. Management also believes it would be impractical to calculate the cumulative effect of this change on previously reported realized and unrealized gains and losses; however, during 1998 the change increased net realized gains by $ 176,300 and decreased net unrealized gains by the same amount.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

National Life deducts a daily charge from the Segment based on an annual rate of
 .9% of each sub-account's net asset value for its assumption of mortality and expense risks. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 1998 are set forth below:

Portfolio                                                                        Shares                         Cost
---------                                                                        ------                         ----

Market Street Fund Money Market                                                 5,094,709                    $ 5,094,709
Market Street Fund Growth                                                         566,283                      9,897,723
Market Street Fund Aggressive Growth                                               61,412                      1,261,461
Market Street Fund Managed                                                         69,901                      1,144,010
Market Street Fund Bond                                                            89,336                        979,357
Market Street Fund International                                                  139,234                      1,884,776
Market Street Fund Sentinel Growth                                                113,498                      1,390,691
Alger American Growth                                                              93,334                      4,010,622
Alger American Small Capitalization                                               111,415                      4,600,498
VIPF Equity-Income                                                                337,825                      7,874,472
VIPF Overseas                                                                     118,306                      2,282,742
VIPF Growth                                                                       159,842                      5,720,656
VIPF High Income                                                                  182,132                      2,254,143
VIPF Contra                                                                        75,802                      1,582,330
VIPF Index 500                                                                     43,738                      5,502,149
American Century Value                                                              5,171                         33,377
American Century Income & Growth                                                   14,584                         91,410
JP Morgan International Opportunities                                                 348                          3,608
JP Morgan Small Company                                                               666                          7,471
Strong Capital Management Opportunity II                                              244                          5,104
Strong Capital Management Growth II                                                   293                          4,003
Neuberger & Berman Partners                                                         2,646                         47,326
Goldman Sachs International Equity                                                  3,008                         34,180
Goldman Sachs Global Income                                                           843                          8,679
Goldman Sachs CORE Small Cap Equity                                                 2,328                         19,117
Goldman Sachs Mid Cap Equity Fund                                                   1,795                         13,689
                                                                                                             -----------
Total                                                                                                        $55,748,303
                                                                                                             ===========

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 1998 aggregated the following:

Portfolio                                                                     Purchases                        Proceeds
---------                                                                     ---------                        --------
Market Street Fund Money Market                                              $ 24,249,861                   $ 23,099,060
Market Street Fund Growth                                                       7,016,395                      1,948,139
Market Street Fund Aggressive Growth                                            1,058,079                        395,361
Market Street Fund Managed                                                        803,159                        593,923
Market Street Fund Bond                                                           737,068                        182,498
Market Street Fund International                                                1,392,799                        406,640
Market Street Fund Sentinel Growth                                              1,175,973                        321,959
Alger American Growth                                                           2,853,026                        856,648
Alger American Small Capitalization                                             2,887,826                        885,501
VIPF Equity-Income                                                              5,208,439                      1,746,098
VIPF Overseas                                                                   1,478,620                        460,020
VIPF Growth                                                                     3,717,103                      1,271,045
VIPF High Income                                                                1,604,969                        409,727
VIPF Contra                                                                     1,427,285                        275,166
VIPF Index 500                                                                  5,844,437                        988,257
American Century Value                                                             48,082                         15,673
American Century Income & Growth                                                   99,917                         10,035
JP Morgan International Opportunities                                              10,412                          6,873
JP Morgan Small Company                                                            10,177                          2,734
Strong Capital Management Opportunity II                                            5,651                            577
Strong Capital Management Growth II                                                 4,222                            262
Neuberger & Berman Partners                                                        57,161                         10,400
Goldman Sachs International Equity                                                 37,539                          3,523
Goldman Sachs Global Income                                                        22,709                         13,870
Goldman Sachs CORE Small Cap Equity                                                19,826                            805
Goldman Sachs Mid Cap Equity Fund                                                  14,226                            591


NOTE 6 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

                                   Part II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

         Article V, Section 7.1 of the Bylaws of National Life Insurance Company ("National Life" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

         The Bylaws are filed as Exhibit 1.A.6(b) to the Registration Statement.

         Vermont law authorizes Vermont corporations to provide indemnification to directors, officers and other persons.

         National Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of National Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION RELATING TO FEES AND CHARGES


         National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectuses contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

         The facing sheet.

         The prospectuses.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation relating to fees and charges.
         The signatures.
         Written consents of the following persons:

                 (a) Michele S. Gatto


                 (b) Elizabeth H. MacGowan



                 (c) Sutherland, Asbill & Brennan LLP.



                 (d) PricewaterhouseCoopers LLP.



         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
           A.
                 (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.(1)
                 (2)      Not Applicable.
                 (3)      (a)     Form of Distribution Agreement between
                                  National Life Insurance Company and Equity
                                  Services, Inc.(3)
                          (b)(1)  Form of Equity Services, Inc. Branch Office
                                  Supervisor Contract.(1)
                          (b)(2)  Form of Equity Services, Inc. Registered
                                  Representative Contract.(1)
                          (c)     Schedule of Sales Commissions.(6)

                 (4)      Not Applicable.


                 (5)      (a)     Specimen VariTrak Policy Form.(7)



                          (b)     Rider for Guaranteed Insurability Options.(7)



                          (c)     Rider for Waiver of Monthly Deductions.(7)



                          (d)     Rider for Accidental Death Benefit.(7)



                          (e)     Rider for Guaranteed Death Benefit.(7)


                          (f)     Specimen VariTrak (New York) Policy Form.(4)
                          (g)     Specimen VariTrak (New York-Unisex) Policy
                                  Form.(4)
                          (h) New York Rider for Guaranteed Insurability Options.(4)
                          (i)     New York Rider for Waiver of Monthly
                                  Deductions.(4)
                          (j)     New York Rider for Accidental Death
                                  Benefit.(4)

                 (6)      (a)     Charter documents of National Life Insurance
                                  Company.(1)
                          (b)     Bylaws of National Life Insurance Company.(1)
                 (7)      Not Applicable.
                 (8)      (a)     Form of Participation Agreement by and among
                                  Market Street Fund, Inc., National Life
                                  Insurance Company and Equity Services,
                                  Inc.(3)
                          (b)     Form of Amendment No. 1 to Participation
                                  Agreement Among Variable Insurance Products
                                  Fund, Fidelity Distributors Corporation and
                                  National Life Insurance Company.(3)
                          (b)(2)  Participation Agreement among Variable
                                  Insurance Products Fund, Fidelity
                                  Distributors Corporation and Vermont Life
                                  Insurance Company (now National Life
                                  Insurance Company) dated August 1, 1989.(2)
                          (c)     Form of Participation Agreement by and among
                                  The Alger American Fund, National Life
                                  Insurance Company and Fred Alger and
                                  Company.(3)

                          (d) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1, 1990(2)

                          (d)(2) Form of Amendment No 1. to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and National Life Insurance Company (as successor to Vermont Life Insurance Company)(4)
                          (e) Form of Shareholder Service Agreement between NationalLife Insurance Company and American Century Investment Management, Inc. (5)

                          (f) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust(5)

                          (g) Form of Participation Agreement between National Life Insurance Company and J.
                                  P. Morgan Series Trust II. (5)

                          (h) Form of Participation Agreement between National Life Insurance Company and Goldman Sachs Variable Insurance Trust.
                                  (5)

                          (i) Form of Participation Agreement between National Life Insurance Company, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II.(6)

                 (9)      Not Applicable.


                 (10)(a)  VariTrak Application Form.(7)


                     (b)  VariTrak (New York) Application Form.(4)

                 (11) Memorandum describing issuance, transfer and redemption procedures.

         2. Opinion and Consent of Michele S. Gatto, Senior Vice President and General Counsel., as to the legality of the securities being offered.
         3.      Not Applicable.
         4.      Not Applicable.
         5.      Not Applicable.


         6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., as to actuarial matters pertaining to the securities being registered.



         7.      (a)      Consent of PricewaterhouseCoopers LLP



                 (b)      Consent of Sutherland, Asbill & Brennan LLP.


         8.      Powers of Attorney for Directors.(5)

                 A.  Robert E. Boardman               F.  Thomas P. Salmon
                 B.  David R. Coates                  G.  Roger B. Porter
                 C.  Benjamin F. Edwards III          H.  Thomas R. Williams
                 D.  E. Miles Prentice III            I.  Patricia K. Woolf


------------------

(1) Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February
         11, 1999.

(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.

(3) Incorporated herein by reference to Post Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996, Accession Number 0000950133-96-000202.


(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement filed April 30, 1997 for National Variable Life Insurance Account (VariTrak) (File No. 33-91938), Accession Number 0000950133-97-001551.

(5)      Incorporated herein by reference to Pre-Effective Amendment
         No. 1 to the Form S-6 Registration Statement filed April 16, 1998 for National Variable Life Insurance Account (Sent. Est. Provider)
         (File No. 333-44723), Accession No. 950133-98-1468.

(6)      Incorporated herein by reference to Post-Effective Amendment
         No. 3 to the Form S-6 Registration Statement for National Variable
         Life Insurance Account (VariTrak) filed May 1, 1998 (File No. 33-91938)


(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Accent (Varitrak) filed February 26, 1999, Accession No. 950133-99-000666

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 1999.


                                  NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                                               (Registrant)

                                  By: NATIONAL LIFE INSURANCE COMPANY



Attest: /s/ Christine M. Bilbrey  By: /s/ PATRICK E. WELCH
       -------------------------     -----------------------------
         Christine M. Bilbrey           Patrick E. Welch
         Assistant Secretary             Chairman of the Board and
                                         Chief Executive Officer

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 1999.


                                  NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                      (Depositor)


Attest: /s/ Christine M. Bilbrey  By: /s/ PATRICK E. WELCH
       -------------------------     -----------------------------
         Christine M. Bilbrey           Patrick E. Welch
         Assistant Secretary             Chairman of the Board and
                                         Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                                          Title                             Date
---------                                          -----                             ----



/s/ PATRICK E. WELCH                       Chairman of the Board and                  4/30/99
------------------------                   and Chief Executive Officer
Patrick E. Welch




/s/ THOMAS H. MACLEAY                      President, Chief Operating                 4/30/99
------------------------                   Officer and Director
Thomas H. MacLeay



/s/ William A. Smith                       Executive Vice President                   4/30/99
------------------------                   Chief Financial Officer
John L. LaGue, Jr.



Robert E. Boardman*                        Director                                   4/30/99
------------------
Robert E. Boardman


*By /s/ EARLE H. HARBISON JR.*                Director                    Date:
   --------------------------                                                        4/30/99
        Earle H. Harbison JR.


*By /s/ A. Gary Shilling*                     Director                    Date:
   --------------------------                                                        4/30/99
        A. Gary Shilling

*By /s/ PATRICK E. WELCH                                                  Date:
   --------------------------                                                        4/30/99
        Patrick E. Welch
        Pursuant to Power of Attorney

                                 EXHIBIT INDEX






1.A.11. Memorandum describing issuance, transfer and redemption procedures.


2. Opinion and Consent of Michele S. Gatto, Senior Vice President and General Counsel as to the legality of the securities being offered.


6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., N.A.A.A., as to actuarial matters pertaining to the Securities being registered.



7.      (a) Consent of PricewaterhouseCoopers, LLP
        (b) Consent of Sutherland, Asbill & Brennan, LLP